Rule 497(c)
Reg. No. 333-140323
THE CATHOLIC FUNDS, INC.
1100 West Wells Street
Milwaukee, Wisconsin 53233

March 12, 2007

Dear Catholic Equity Fund Shareholder:

I am writing you about a matter of primary importance. Over the past seven years, the Catholic Funds, Inc. (“CFI”) has offered quality products for shareholders looking to invest in a faith based mutual fund. We appreciate the trust and confidence that you have placed with us during that period. However, at this point we believe that your interests and investments would be better served if the Catholic Equity Fund was combined into the Ave Maria Rising Dividend Fund (“AMRDF”), a series of the Schwartz Investment Trust and member of the Ave Maria Family of Funds in a transaction structured as a tax-free reorganization.

The enclosed proxy statement and prospectus describes and seeks your approval of an Agreement and Plan of Reorganization (the “Agreement”) involving the Catholic Equity Fund (“CEF”) and the AMRDF, and explains the similarities and differences between the two Funds. As a result of the transactions proposed in the Agreement (the “Reorganization”), substantially all of the assets and stated liabilities of the Catholic Equity Fund would be transferred to the Ave Maria Rising Dividend Fund, and you would receive shares of the AMRDF in exchange for your CEF shares. Immediately following the transfer, the dollar value of your shares of the AMRDF would be the same as the dollar value of the shares of the CEF that you held immediately prior to the Reorganization. You will not recognize any gain or loss for federal income tax purposes on the exchange, however we expect that capital gains will be generated as a result of the sale of securities held by the Catholic Equity Fund which are not permitted to be held by the AMRDF. We presently estimate shareholders of the Catholic Equity Fund will receive a capital gain distribution of $1.35 to $1.45 per share.

This package contains information about the proposed Reorganization and includes all the material you will need to vote. The current prospectus for the AMRDF and its most recent annual report are also enclosed for your convenience.

The Directors of CFI unanimously recommend that you vote “FOR” the Agreement. The Directors believe that the Agreement and the Reorganization are in your best interests as a shareholder of the CEF. Your vote is essential to approve the proposal.

Please read the enclosed proxy statement and prospectus carefully and cast our vote by completing and returning the enclosed proxy card or voting by telephone as instructed on the proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-877-846-2372. We will be glad to help you.

Sincerely,

/s/ Daniel J. Steininger
Daniel J. Steininger President

THE CATHOLIC FUNDS, INC.
1100 West Wells Street
Milwaukee, Wisconsin 53233
1-877-222-2402

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
on March 23, 2007

To the Shareholders of the Catholic Equity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Catholic Equity Fund (the "Catholic Equity Fund"), a mutual fund series of The Catholic Funds, Inc. ("CFI"), will be held on March 23, 2007, at 11:00 A.M. Central Time, at the offices of Quarles & Brady LLP, located at 411 East Wisconsin Avenue, 24th Floor, Milwaukee, Wisconsin 53202. The purpose of the Meeting is to consider and act upon the following proposal:

1.
To approve an Agreement and Plan of Reorganization (the "Agreement") providing for the transfer of substantially all of the assets and stated liabilities of the Catholic Equity Fund to the Ave Maria Rising Dividend Fund (the "Ave Maria Fund"), a series of Schwartz Investment Trust, in exchange solely for shares of the Ave Maria Fund, followed by the pro rata distribution of such shares of the Ave Maria Fund to the Catholic Equity Fund shareholders.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors of CFI has fixed the close of business on February 27, 2007, as the record date for determining the shareholders of the Catholic Equity Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By Order of the Board of Directors,

Allan Lorge Secretary

March 12, 2007

Your vote is important - please return your proxy card promptly

Shareholders are urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope or fax it to 1-888-796-9932. In order to avoid the additional expense of a second solicitation, we ask your cooperation in returning your proxy promptly, no matter how large or small your holdings may be.

CATHOLIC EQUITY FUND
(a series of The Catholic Funds, Inc.)
1100 West Wells Street
Milwaukee, Wisconsin 53233
1-877-222-2402

AVE MARIA RISING DIVIDEND FUND
(a series of Schwartz Investment Trust)
3707 West Maple Road
Suite 100
Bloomfield Hills, MI 48301
1-888-726-9331

PROXY STATEMENT AND PROSPECTUS

March 12, 2007

This proxy statement and prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds, Inc. ("CFI" or “Catholic Funds”) for use at a Special Meeting of Shareholders of the Catholic Equity Fund (the "Catholic Equity Fund"), a series of CFI, to be held at 11:00 A.M. Central Time on March 23, 2007, at the offices of Quarles & Brady LLP, located at 411 East Wisconsin Avenue, 24th Floor, Milwaukee, Wisconsin 53202 (the "Meeting"). Proxy materials are first being mailed to shareholders of the Catholic Equity Fund on or about March 12, 2007. The primary purpose of the Meeting is to consider and vote on the Agreement and Plan of Reorganization (the "Reorganization Agreement") involving the Catholic Equity Fund and the Ave Maria Rising Dividend Fund (the "Ave Maria Fund"), a series of Schwartz Investment Trust. A copy of the Reorganization Agreement is attached hereto as Appendix A.

Pursuant to the Reorganization Agreement, the Ave Maria Fund will acquire substantially all of the assets of the Catholic Equity Fund and assume Catholic Equity Fund's liabilities that are reflected in the computation of its net asset value and other ordinary operating liabilities of the Catholic Equity Fund, but only such liabilities. In exchange, the Ave Maria Fund will issue to the Catholic Equity Fund shares of the Ave Maria Fund having an aggregate net asset value equal to the aggregate value of the Catholic Equity Fund assets so transferred, less the Catholic Equity Fund liabilities so assumed. Shares of the Ave Maria Fund received by the Catholic Equity Fund in the transaction will then be distributed pro rata to shareholders of the Catholic Equity Fund, the Catholic Equity Fund's operations will be discontinued and CFI will be permanently dissolved. It is expected that the dollar value of each Catholic Equity Fund shareholder's account in the Ave Maria Fund immediately after these proposed transactions (the "Reorganization") will be the same as the dollar value of such shareholder's account in the Catholic Equity Fund immediately prior to the Reorganization.

The Securities and Exchange Commission has not approved or disapproved the Ave Maria Fund shares to be issued pursuant to the Reorganization Agreement or determined if this proxy statement and prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Catholic Equity Fund offers three classes of shares to investors: namely, Class A shares, Class D shares and Class I shares. These shares differ from one another in terms of their sales load structures, methods of distribution and related distribution fees assessed as an operating expense on an ongoing basis and their overall expense ratios. By contrast, the Ave Maria Fund has only a single class of shares. In the Reorganization, shareholders of all three share classes of the Catholic Equity Fund will receive a single class of shares of the Ave Maria Fund. Therefore, following the Reorganization, all shareholders of the Catholic Equity Fund will hold shares of the Ave Maria Fund which are identical with those held by all other shareholders of the Ave Maria Fund.

The Reorganization is intended to qualify as a tax-free reorganization, so that shareholders of the Catholic Equity Fund will not recognize any gain or loss through the exchange of shares in the Reorganization. Shareholders of the Catholic Equity Fund should note that, although they will not recognize any gain or loss as a result of the Reorganization itself, we expect that a capital gain will result from the Catholic Equity Fund's disposition of portfolio securities it holds that do not meet the Catholic Values screen of the Ave Maria Fund. Any such gain will ultimately be distributed to the shareholders of the Catholic Equity Fund. We presently estimate that gain will be approximately $1.35 to $1.45 per share. See "Approval of the Reorganization Agreement - Inappropriate Securities" below for more information. No sales charge or commission will be imposed upon the Ave Maria Fund shares issued, or on the Catholic Equity Fund shares surrendered, in the Reorganization.

The Ave Maria Fund is a series of Schwartz Investment Trust, an open-end management investment company. The Ave Maria Fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. Under normal circumstances, the Ave Maria Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that the Ave Maria Fund's investment adviser expects to increase their dividends over time and also provide long-term growth of capital. At December 31, 2006, stocks of small- and mid-cap companies (companies with market capitalization less than $10 billion) collectively comprised approximately 67% of the Ave Maria Fund's portfolio, with the balance consisting of large capitalization stocks. The Ave Maria Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board to the Ave Maria Fund sets the criteria for screening out companies based on religious principles. Under normal circumstances, all of the Ave Maria Fund's equity investments and at least 80% of its net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting its religious criteria.

The Catholic Equity Fund's primary investment objective is to obtain a total return overtime from dividends and capital gains that exceeds, before deducting its operating expenses, the total return of the S&P 500 Index. The Catholic Equity Fund attempts to achieve its objective by investing in a portfolio of common stocks primarily selected from the S&P 500 Index. The Catholic Equity Fund utilizes "optimization" and "enhancement" strategies, which provide potential for the Catholic Equity Fund to obtain a modest excess return relative to the S&P 500 Index, while maintaining relatively low deviation (above and below) from returns on the Index. The Catholic Equity Fund strives to invest its assets in a manner that promotes two specific core Catholic values, which the board of directors of CFI has selected from among many important core Catholic values: namely, the principle that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice.

The principal executive office of Schwartz Investment Trust and the Ave Maria Fund is located at 3707 West Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, telephone: 1-888-726-9331. The principal executive office of CFI and the Catholic Equity Fund is located at 1100 West Wells Street, Milwaukee, Wisconsin 53233, telephone: 1-877-222-2402.

This proxy statement and prospectus sets forth concisely the information that shareholders of the Catholic Equity Fund should know before voting on the Reorganization Agreement and the Reorganization. It also constitutes an offering of shares of the Ave Maria Fund to the Catholic Equity Fund shareholders. Please read this proxy statement and prospectus carefully and retain it for future reference.

A Statement of Additional Information of the Ave Maria Fund, dated March 12, 2007, relating to this proxy statement and prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to or calling the Catholic Equity Fund at the address and phone number shown above.

In addition, the Prospectus and Statement of Additional Information of the Ave Maria Fund, each dated May 1, 2006 (as supplemented) (the "Ave Maria Fund Prospectus" and the "Ave Maria Fund SAI," respectively), and the Annual Report to Shareholders of the Ave Maria Fund for the year ended December 31, 2006 (the "Ave Maria Fund Shareholder Report") have been filed with the Commission and are incorporated by reference herein. The Ave Maria Fund Prospectus and the Ave Maria Fund Shareholder Report accompany this proxy statement and prospectus, and the Ave Maria Fund SAI may be obtained without charge by writing to or calling Schwartz Investment Trust at the above address or telephone number.

The Prospectus and Statement of Additional Information of the Catholic Equity Fund, each dated February 1, 2007 (as supplemented) (the "Catholic Equity Fund Prospectus" and the "Catholic Equity Fund SAI," respectively), the Annual Report to Shareholders of the Catholic Equity Fund for the year ended September 30, 2006 (the "Catholic Equity Fund Shareholder Report") have been filed with the Commission and may be obtained without charge by writing or calling the Catholic Equity Fund at the address and phone number shown above.

Federal Tax Considerations	34
DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS	35
Ave Maria Fund	35
Catholic Equity Fund	36
CAPITALIZATION	36
OWNERSHIP OF FUND SHARES	37
Ave Maria Fund	37
Catholic Equity Fund	38
VOTING INFORMATION	38
MISCELLANEOUS	40
Independent Registered Public Accounting Firms	40
Interests of Experts and Counsel	40
Other Matters	40
Available Information	40
FURTHER INFORMATION ABOUT THE CATHOLIC EQUITY FUND	41
Additional Information about Investment Practices	41
How to invest	45
Selling Your Shares	58
Other Share And Shareholder Information	62
Catholic Equity Fund Financial Highlights	64
FURTHER INFORMATION ABOUT THE AVE MARIA RISING DIVIDEND FUND	67
REORGANIZATION AGREEMENT	Appendix A
EXCERPT OF AGREEMENT BETWEEN ADVISERS	Appendix B

v

SUMMARY

This proxy statement and prospectus is being furnished to the shareholders of the Catholic Equity Fund in connection with the solicitation of proxies by the Board of Directors of CFI to be used at a Special Meeting of Shareholders of the Catholic Equity Fund to be held on March 23, 2007, at 11:00 A.M. Central Time, at the offices of Quarles & Brady LLP, located at 411 East Wisconsin Avenue, 24th Floor, Milwaukee, Wisconsin 53202. The primary purpose of the Meeting is to consider and vote on the Reorganization Agreement and the Reorganization it describes.

The following is a summary of certain information contained elsewhere in this proxy statement and prospectus (including the Reorganization Agreement attached hereto as Appendix A), as well as the Ave Maria Fund Prospectus, which accompanies this proxy statement and prospectus and is incorporated by reference herein. The Ave Maria Fund Prospectus describes the investment objective and principal strategies of the Ave Maria Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and the procedures for the purchase and redemption of shares of, the Ave Maria Fund. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this proxy statement and prospectus, the Reorganization Agreement and the Ave Maria Fund Prospectus.

Introduction

Shareholders of the Catholic Equity Fund will be asked at the Meeting to approve the Reorganization Agreement and the Reorganization it describes, as discussed in more detail in this proxy statement and prospectus. If approved, the Reorganization is expected to be completed as of the close of business on or about March 30, 2007 or such other date as the parties may determine (the "Closing Date"), assuming that all conditions to closing have been satisfied.

The Ave Maria Fund, a series of Schwartz Investment Trust, first commenced operations on May 2, 2005. Schwartz Investment Trust was organized on August 31, 1992 as an Ohio business trust. In addition to the Ave Maria Rising Dividend Fund, Schwartz Investment Trust also offers the following other series of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund, and the Schwartz Value Fund. The investment adviser for the Ave Maria Mutual Funds is Schwartz Investment Counsel, Inc. ("Schwartz Investment Counsel"), and its distributor is Ultimus Fund Distributors, LLC ("Ultimus").

The Catholic Equity Fund is a series of CFI, a registered open-end management investment company organized as a Maryland corporation. While CFI is registered as a series investment company, the Catholic Equity Fund is its only series. Catholic Financial Services Corporation ("CFSC") is the investment adviser and distributor of the Catholic Equity Fund. Ziegler Capital Management, LLC ("ZCM") serves as subadviser for the Catholic Equity Fund, and in that capacity is responsible for developing and implementing an investment strategy and program designed to achieve the investment objective of the Catholic Equity Fund and to select stocks for purchase and disposition on a day-to-day basis consistent with that investment strategy and program.

The Reorganization Agreement

The Reorganization Agreement describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A to this proxy statement and prospectus. Pursuant to the Reorganization Agreement, the Ave Maria Fund will acquire substantially all of the assets of the Catholic Equity Fund and assume the Catholic Equity Fund's liabilities that are reflected in the computation of its net asset value and other ordinary operating liabilities of the Catholic Equity Fund, but only such liabilities. Any liabilities of the Catholic Equity Fund not assumed by the Ave Maria Fund will remain the responsibility of the Catholic Equity Fund. In exchange, the Ave Maria Fund will issue to the Catholic Equity Fund shares of the Ave Maria Fund having an aggregate net asset value equal to the aggregate value of the Catholic Equity Fund assets so acquired, less the Catholic Equity Fund liabilities so assumed. The Catholic Equity Fund will then immediately make a pro rata distribution of such Ave Maria Fund shares to the Catholic Equity Fund shareholders. As a result of the Reorganization, each Catholic Equity Fund shareholder will receive that number of full and fractional Ave Maria Fund shares equal in value to that shareholder's pro rata interest in the net assets transferred to the Ave Maria Fund as of the close of business on the Closing Date. Accordingly, the shareholders of the Catholic Equity Fund will become shareholders of the Ave Maria Fund. It is expected that the value of each shareholder's account in the Ave Maria Fund immediately after the Reorganization will be the same as the value of that shareholder's account in the Catholic Equity Fund immediately prior to the Reorganization.

Comparison of Share Class and Fee Structures of the Funds

The Catholic Equity Fund offers three classes of shares to investors: namely, Class A shares, Class D shares and Class I shares. These shares differ from one another in terms of their sales load structures, methods of distribution and related distribution fees assessed as an operating expense on an ongoing basis and their overall expense ratios. By contrast, the Ave Maria Fund has only a single class of shares. In the Reorganization, shareholders of all three share classes of the Catholic Equity Fund will receive a single class of shares of the Ave Maria Fund. Therefore, following the Reorganization, all shareholders of the Catholic Equity Fund will hold shares of the Ave Maria Fund that are identical with those held by all other shareholders.

Catholic Equity Fund shareholders will not pay any sales load or sales commissions on the Ave Maria Fund shares they receive in the Reorganization or on the Catholic Equity Fund shares they surrender in the Reorganization. However, Catholic Equity Fund shareholders should note that if the Reorganization Agreement is approved and they become shareholders of the Ave Maria Fund, they will pay the same fees as all other Ave Maria Fund shareholders. Without taking into account any fee reduction by the advisers to the Funds, the advisory fees payable by the Ave Maria Fund is at an annual rate of 0.75% of the aggregate average net assets of the fund, compared to 0.50% for the Catholic Equity Fund. In addition, after considering fee reductions and reimbursement of expenses by the advisers to the Funds, the annual net expenses for shareholders of the Ave Maria Fund for its year ended December 31, 2006, was 1.25% of the aggregate average net assets of the fund, compared to 0.85%, 1.60%, and 0.60% for the shareholders of Class A, Class D, and Class I shares of the Catholic Equity Fund, respectively, for its year ended September 30, 2006. See "Summary - Fees and Expenses" below for more information.

Other Terms of the Reorganization

It is a condition precedent to the closing of the Reorganization that CFI and Schwartz Investment Trust receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of the Catholic Equity Fund will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in the Catholic Equity Fund for shares of the Ave Maria Fund. Shareholders of the Catholic Equity Fund should note that, although they will not recognize any gain or loss as a result of the Reorganization itself, we expect that a capital gain will result from the Catholic Equity Fund's disposition of portfolio securities it holds that do not meet the Catholic Values screen of the Ave Maria Fund. Any such gain will ultimately be distributed to the shareholders of the Catholic Equity Fund. We presently estimate that gain will be approximately $1.35 to $1.45 per share. See "Approval of the Reorganization Agreement - Inappropriate Securities" below for more information. For further information about the tax consequences of the Reorganization, see "Additional Information About the Agreement - Federal Tax Consequences" below.

Contemporaneously with the closing and the distribution of the Ave Maria Fund shares to the Catholic Equity Fund shareholders, the Catholic Equity Fund will satisfy its liabilities that are not assumed by the Ave Maria Fund (if any), and its operations will be discontinued. CFI itself will be dissolved under the Maryland General Corporation Law.

The Funds will not bear any of the fees, costs and expenses incurred in connection with the Reorganization. Instead, Schwartz Investment Counsel and CFSC will pay all Reorganization costs in the manner described under "Approval of the Agreement and Reorganization - Agreement Between Advisers" below.

Reasons for the Proposed Reorganization

Although the Catholic Equity Fund and its predecessor series of CFI have been in operation for more than seven years, the Catholic Equity Fund has failed to accumulate sufficient assets to make its operations profitable for CFSC, its investment adviser and distributor. Over that time, management of CFI and of CFSC have implemented various investment programs and marketing and distribution strategies in an effort to attract assets. Notwithstanding those efforts, the assets of The Catholic Funds have not grown to the point where the Fund can effectively compete with its peer group of funds without the benefit of fee waivers and expense reimbursements offered by CFSC. CFSC has waived fees and reimbursed expenses to the Catholic Equity Fund totaling approximately $2.4 million since the Fund began operations, which waived fees and reimbursed expenses are not subject to recoupment by CFSC or Schwartz Investment Counsel.

Catholic Knights, the majority owner of CFSC, has determined that it no longer can subsidize the Catholic Equity Fund, and announced that it would cease all fee waivers and expense reimbursements and would seek to exit the mutual fund industry by March 31, 2007. In response, your Board of Directors began considering strategic alternatives available to the Catholic Equity Fund and its shareholders. The Board of Directors considered and investigated the possibilities of (1) finding an existing or new investment adviser/distributor to take over sponsorship of the Catholic Equity Fund, (2) finding an appropriately comparable fund with which the Catholic Equity Fund could consolidate and thereby increase assets and gain some efficiencies of scale, and (3) liquidating the Catholic Equity Fund and allowing shareholders to reinvest in an alternative investment opportunity deemed desirable by them.

At a meeting of the Board of Directors held on November 14, 2006, management presented pros and cons of each of these alternatives to the Board of Directors. The Board of Directors directed management to more fully investigate the possibility of a particular investment adviser/distributor taking over sponsorship of the Catholic Equity Fund and a possible combination of the Catholic Equity Fund with a comparable fund. The Ave Maria family of mutual funds was specifically identified as a possible merger candidate. At that meeting the Board of Directors also appointed a special committee consisting of three of its members to confer with management as its investigation of these alternatives progressed.

At a special telephonic meeting of the Board of Directors held on December 14, 2006, management of CFI and of CFSC updated the Board on progress made in its investigation of strategic alternatives. In particular, management suggested to the Board that discussions and sharing of preliminary information with management of Schwartz Investment Counsel had gone very well, and a possible combination of the Catholic Equity Fund with the Ave Maria Rising Dividend Fund looked especially promising. Based on the information presented at the meeting, the Board instructed management to attempt to negotiate definitive agreements with Schwartz Investment Counsel regarding the possible combination of the Catholic Equity Fund with the Ave Maria Rising Dividend Fund.

On January 24, 2007, management of CFSC and of CFI presented to the Board of Directors the Reorganization Agreement and a related purchase agreement between CFI and Schwartz Investment Counsel regarding the proposed Reorganization. The Board formally approved the Reorganization Agreement and the Reorganization at that meeting, subject to approval by the shareholders of the Catholic Equity Fund. In determining that the Reorganization is in the best interests of the shareholders of the Catholic Equity Fund, the Board considered, among other factors, the following:

•	The strong reputation, substantial experience and commitment of Schwartz Investment Counsel in marketing financial products to American Catholics;

•
The opportunity offered to the Catholic Equity Fund shareholders to continue their investment in a mutual fund that seeks capital appreciation and current dividend income through investments in stocks of well established companies;

•
The opportunity offered to the Catholic Equity Fund shareholders to continue their investment in a mutual fund that strives to promote core Catholic values through an active proxy voting campaign and by abstaining from purchasing the stock of portfolio companies that violate core values and teachings of the Roman Catholic Church;

•
The fact that the advisory fees and overall operating expenses of the Ave Maria Fund, after reductions, waivers and reimbursements, are greater for the single class of Ave Maria Fund shares than for all classes of shares of the Catholic Equity Fund;

•
The Ave Maria Fund generally has delivered to its shareholders a total return that is greater than the total return experienced on all share classes of the Catholic Equity Fund, thereby moderating the impact of the higher expense ratios of the Ave Maria Fund shares. For example, for the one-year period ended September 30, 2006, the total return of the Ave Maria Fund was 13.75%. Over that same period, the total return for Class A shares and Class I shares of the Catholic Equity Fund was 10.94% and 11.18%, respectively. The Catholic Equity Fund did not begin offering Class D shares until April 12, 2006, so there is no comparable total return information for Class D shares;

•
The strong legal and regulatory compliance culture of the Ave Maria Fund and its service providers observed by management of CFSC and CFI during their diligence investigation of the operations of those firms;

•
The fact that Schwartz Investment Trust consists of a family of funds that promotes Catholic values, thereby offering shareholders of the Catholic Equity Fund an opportunity to diversify their investment into multiple investment strategies without sacrificing their interest in investing in a manner that promotes Catholic values;

•
The Ave Maria family of funds is a no-load organization, thereby providing shareholders of the Catholic Equity Fund an opportunity to increase their investment over time without incurring sales charges;

•
While the majority of the assets of the Ave Maria Fund are invested in mid-sized companies, a significant portion (approximately 33% as of December 31, 2006) of its assets typically is invested in large capitalization stocks that are similar to those held by the Catholic Equity Fund;

•
While the Ave Maria Fund is a fairly new fund with only limited performance history, the track record of Schwartz Investment Counsel in managing funds under similar investment objectives and programs has been strong;

•
By consolidating the assets of the Catholic Equity and the Ave Maria Funds to form a larger fund, shareholders in the future could see the benefits of economies of scale that potentially could help reduce the annual operating expense ratio of the Ave Maria Fund;

•
The Reorganization will be structured as a tax-free transaction, meaning shareholders will not recognize gain or loss on the exchange of their shares for shares of the Ave Maria Fund. The Board did not have information, and therefore did not consider capital gains distributions that shareholders of the Catholic Equity Fund likely will receive as a result of the disposition of portfolio securities that the Ave Maria Fund may not hold. If the Catholic Equity Fund were instead liquidated, the receipt of liquidation proceeds would be taxable to shareholders, which potentially could reduce the amount they would have to reinvest in an alternative fund;

•
The fact that Schwartz Investment Counsel has agreed to pay to CFSC, for three years following the reorganization, a fee at an annual rate equal to twenty-five basis points (0.25%) on all assets maintained by shareholders of the Catholic Equity Fund in accounts with any of the Ave Maria equity funds; and

•
The fact that the additional assets being contributed to the Ave Maria Fund in connection with the reorganization will increase the advisory fee that Schwartz Investment Counsel will receive for its management of the Ave Maria Fund.

For these reasons, the Board of Directors of CFI, including all of the Directors who are not "interested persons" of CFI (as that term is defined in the 1940 Act), has concluded that the Reorganization is in the best interests of the shareholders of the Catholic Equity Fund.

Although the Board considered the factors listed above, there is no assurance of how the Ave Maria Fund will perform in the future or that the Ave Maria Fund will achieve any efficiencies or benefits of economies of scale that potentially could help reduce the annual operating expense ratio of the Ave Maria Fund.

The Board of Directors of CFI unanimously recommends that shareholders of the Catholic Equity Fund vote "FOR" approval of the Reorganization Agreement and the Reorganization.

The Board of Trustees of Schwartz Investment Trust also approved the Reorganization as being in the best interest of the Ave Maria Fund. The Board of Trustees of Schwartz Investment Trust believes the Reorganization, which will increase the current size of the Ave Maria Fund, taken together with anticipated future growth will present the opportunity for economies of scale that in turn may lower annual Fund operating expenses in the future.

Federal Tax Consequences

As a condition to completion of the Reorganization, each of CFI and Schwartz Investment Trust must receive a legal opinion that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Reorganization so qualifies, no gain or loss will be recognized for federal income tax purposes by the shareholders of the Catholic Equity Fund or by the Catholic Equity Fund or the Ave Maria Fund as a result of the Reorganization. Shareholders of the Catholic Equity Fund should note that, although they will not recognize any gain or loss as a result of the Reorganization itself, we expect that a capital gain will result from the Catholic Equity Fund's disposition of portfolio securities it holds that do not meet the Catholic Values screen of the Ave Maria Fund. Any such gain will ultimately be distributed to the shareholders of the Catholic Equity Fund. We presently estimate that gain will be approximately $1.35 to $1.45 per share. See "Approval of the Reorganization Agreement - Inappropriate Securities" below for more information.

Summary Comparison of the Funds

Below is a brief comparison of the principal features of the Ave Maria Fund and the Catholic Equity Fund. For more detailed information about the Ave Maria Fund, please refer to the Ave Maria Fund Prospectus which accompanies this proxy statement and prospectus. For more detailed information about the Catholic Equity Fund, please see "Further Information about the Catholic Equity Fund" below.

Investment Objectives and Principal Strategies

The Ave Maria Fund and the Catholic Equity Fund have different investment objectives and strategies. Some of the more significant differences include the following:

Investment Objective. The Ave Maria Fund's primary investment objective seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate the core values and teachings of the Roman Catholic Church. On the other hand, The Catholic Equity Fund's primary investment objective is to obtain a total return overtime from dividends and capital gains that exceeds, before deducting its operating expenses, the total return of the S&P 500 Index, while at the same time investing its assets in a manner that promotes two specific core Catholic values further described below.

Strategies. The Ave Maria Fund, through its investment adviser, attempts to achieve its investment objective by selecting its portfolio holdings from a wide array of companies. Under normal circumstances, the Ave Maria Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that the Ave Maria Fund's investment adviser expects to increase their dividends over time and also provide long-term growth of capital. The Catholic Equity Fund, on the other hand, endeavors to achieve its investment objective by investing in a portfolio of common stocks primarily selected from the S&P 500 Index. The Catholic Equity Fund utilizes "optimization" and "enhancement" strategies, which provide potential for the Catholic Equity Fund to obtain a modest excess return relative to the S&P 500 Index in an effort to offset operating expenses, while maintaining relatively low variability above and below returns on the Index.

Catholic Values Investing. The Ave Maria Fund generally does not make investments in companies that offer products and services, or engage in practices, that are contrary to core values and teachings of the Roman Catholic Church, as determined by the Catholic Advisory Board to the Ave Maria Fund. The Ave Maria Fund also engages in an active proxy voting campaign with respect to portfolio companies which is designed to further promote Catholic values. The Catholic Equity Fund, on the other hand strives to invest its assets in a manner that promotes two specific core Catholic values further described below, which the board of directors of CFI has selected from among many important core Catholic values. The Catholic Equity Fund promotes these values through an active advocacy campaign administered by a Catholic values advocacy committee. The campaign consists of proxy voting, writing letters to executives and boards of portfolio companies, involvement in submitting and promoting shareholder resolutions, and the like. The Catholic Equity Fund also abstains from purchasing the stocks of companies which directly participate in abortion. However, it is likely that the Catholic Equity Fund, from time to time, will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important core Catholic values.

Portfolio Composition. While neither Fund consciously focuses in any particular market sector or industry, the investment program for the Catholic Equity Fund historically has contained stocks of large-cap companies (companies with market capitalization greater than $10 billion), whereas the Ave Maria Fund's portfolio presently contains a higher proportion of stocks of small- and mid-cap companies (companies with market capitalization less than $10 billion) than the Catholic Equity Fund. At December 31, 2006, stocks of small- and mid-cap companies collectively comprised approximately 67% of the Ave Maria Fund's portfolio, with the balance consisting of large capitalization stocks.

Each Fund's investment objectives and principal strategies are described in more detail below under the heading "Investment Objectives and Principal Investment Strategies of the Funds", in the Ave Maria Fund Prospectus and under the heading "Further Information about the Catholic Equity Fund" below.

Risk Factors

The investment practices of the Ave Maria Fund described above result in other risks which are different from those currently associated with the investment practices of the Catholic Equity Fund. The primary risks of both the Ave Maria Fund and the Catholic Equity Fund include market risk, objective risk and Catholic values investing risk. However, investing in the Ave Maria Fund also has risks associated with investing in small- and mid-cap companies. See the section of this proxy statement and prospectus captioned "Risk Factors" for a more complete description of the primary risks associated with investing in the Ave Maria Fund and Catholic Equity Fund.

Size of Funds

At December 31, 2006, the Ave Maria Fund had aggregate net assets of approximately $35 million, compared to $62 million for the Catholic Equity Fund. The Ave Maria Fund commenced operations on May 2, 2005 and currently offers only one class of shares. The Catholic Equity Fund commenced operations on April 3, 2002 and currently offers three classes of shares: Class A, Class D and Class I.

Past Performance Information

Annual Total Return

Catholic Equity Fund. The following bar chart shows the calendar year total returns for Class A shares of the Catholic Equity Fund (including returns for the Capital Appreciation Fund for periods prior to April 3, 2002) during the complete calendar years for which it was in operation.* Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales charges, the returns would be less than those shown.

Best and Worst Quarterly Returns: Best Quarter: 2nd Quarter of 2003, 15.19% Worst Quarter: 3rd Quarter of 2002, -17.56%

For its fiscal quarter ended December 31, 2006, the total return for Class A shares of the Fund was 7.26%.

*
The Fund commenced operations on April 3, 2002 following the consolidation of three other equity funds formally designated as separate mutual fund series of CFI. One of those funds, the Catholic Disciplined Capital Appreciation Fund (the "Capital Appreciation Fund"), was designated as the survivor of those consolidation transactions for financial accounting and historical performance purposes. From April 3, 2002 until February 1, 2006, the Fund’s objective was to obtain a total return from dividends and capital gains which equaled the total return of the S&P 500 Index, less the Fund’s operating expenses. In an effort to achieve that objective, the Fund maintained an investment portfolio which approximately paralleled the composition of the S&P 500 Index, except that the Fund excluded stocks of companies included in the Index which participated directly in abortion. On February 1, 2006, the Fund changed to its current investment objective and implemented the optimization and enhancement strategies described in this proxy statement and prospectus. The chart above reflects the annual return and long-term performance of the Catholic Equity Fund, which includes the performance of the Capital Appreciation Fund for all periods prior to April 3, 2002 and the performance of the Fund under its more passive investment strategy from April 3, 2002 through February 1, 2006. As with all investments, past performance is not a guarantee of future results. This is especially true when reviewing the past performance of the Capital Appreciation Fund and of the Fund under its original investment objective in the context of its future performance, insofar as the Catholic Equity Fund's investment objective and its investment program and strategies have changed over those periods of time. Nonetheless, this information is relevant to depict the risks of investing in the Catholic Equity Fund by showing the variability in its predecessor fund's quarterly and annual returns. The Capital Appreciation Fund offered only one Class of shares, which most closely corresponded to Class A shares of the Catholic Equity Fund. Because Class A shares have a different expense structure then Class D shares or Class I shares of the Catholic Equity Fund, the performance information presented in the following chart and table is not representative for those Classes of shares.

Ave Maria Fund. The following bar chart shows the calendar year total returns for shares of the Ave Maria Fund during the calendar years for which it was in operation.* Total returns assume reinvestment of all dividends and distributions.

Best and Worst Quarterly Returns: Best Quarter: 4th Quarter of 2006, 7.05% Worst Quarter: 2nd Quarter of 2006, -0.44%

*
The Fund commenced operations on May 2, 2005. Performance for 2005 is for the period 5/2/05 through 12/31/05 and is not annualized. The chart above reflects the annual return and long-term performance of the Ave Maria Fund. As with all investments, past performance is not a guarantee of future results.

Average Annual Total Return

The following table compares the average annual total returns for each class of the Catholic Equity Fund for the 12-month period ended December 31, 2006, and the Ave Maria Fund for the year ended December 31, 2006.

Fund	1 Year	5 Year	Since Inception
Catholic Equity Fund:(1)
Class A Shares:
Return Before Taxes	10.70%	4.54%	2.08%(2)
Return After Taxes on Distributions	10.39%	4.37%	1.90%(2)
Return After Taxes on Distributions and Redemptions of Fund Shares	7.38%	3.87%	1.73%(2)
Class D Shares (before taxes)	N/A	N/A	N/A
Class I Shares (before taxes)	16.90%	N/A	6.59%(2)
S&P 500 Index	15.79%	6.19%	2.22%(2)

Ave Maria Fund: (3)
Return Before Taxes	17.89%	N/A	14.77%(4)
Return After Taxes on Distributions	17.29%	N/A	14.34%(4)
Return After Taxes on Distributions and Redemptions of Fund Shares	12.35%	N/A	12.61%(4)
S&P 500 Index	15.79%	N/A	14.86%(4)
S&P 500 Dividend Aristocrat Index	17.30%	N/A	10.04%(4)

(1)
Reflects the annual return and long-term performance of the Catholic Equity Fund, which includes the performance of the Capital Appreciation Fund for all periods prior to April 3, 2002 and the performance of the Fund under its more passive investment strategy from April 3, 2002 through February 1, 2006. Past performance is not an indication of future results. This is especially true when reviewing the past performance of the Capital Appreciation Fund and of the Fund under its original investment objective in the context of its future performance, insofar as the Catholic Equity Fund's investment objective and its investment program and strategies have changed over those periods of time. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fees and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total return would have been lower. Class A share performance categories shown for periods prior to 4/3/02 are for the Catholic Equity Fund's predecessor fund, The Catholic Disciplined Capital Appreciation Fund. Performance for Class A shares of the Fund reflects the maximum 4% front-end sales charge that was effective through January 31, 2006. However, effective February 1, 2006, the maximum front-end sales charge for Class A shares was increased to 5%. Class D and I performances would reflect the maximum contingent sales charge (CDSC) of 1.00% and 0.35%, respectively, terminating on the anniversary date of your purchase of shares for Class I shares and 18 months after the date of purchase for Class D shares. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class I shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the S&P 500 Index. The S&P 500 Index is an unmanaged index comprised of 500 common stocks representative of the stock market as a whole. It is not possible to invest directly in an index. Current performance maybe lower or higher than the performance data quoted.

(2)
Catholic Equity Fund Class A shares were first available on May 3, 1999, Class I shares were first available on April 3, 2002, and Class D shares were first available on February 1, 2006. The S&P 500 Index return information is since May 3, 1999.

(3)
Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fees and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total return would have been lower. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Ave Maria Fund. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the Fund's operating expenses. The table also compares the Fund’s performance to that of the S&P 500 Index and the S&P 500 Dividend Aristocrat Index, which provides some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The S&P 500 Index is an unmanaged index comprised of 500 common stocks representative of the stock market as a whole. The S&P 500 Dividend Aristocrat Index measures the performance of companies within the S&P 500 Index that have increased their dividend payments in each of the last 25 years. No comparable reductions have been made in the performance presented for the S&P 500 Index or the S&P 500 Dividend Aristocrat Index. It is not possible to invest directly in an index. Current performance maybe lower or higher than the performance data quoted.

(4)	Ave Maria Fund shares were first available on May 2, 2005. The S&P 500 Index and S&P 500 Dividend Aristocrat Index return information is since May 2, 2005.

Fees and Expenses

The following table sets forth the fees and expenses that you may pay if you buy and hold shares of the Funds, including pro forma fees and expenses for the Ave Maria Fund estimated by management (giving effect to the Reorganization), for the fiscal year ended December 31, 2006.

	CATHOLIC EQUITY FUND						AVE MARIA RISING DIVIDEND FUND		PRO FORMA COMBINED FUND
	(For the Fiscal Year Ended September 30, 2006)						(For the Fiscal Year Ended December 31, 2006)
Shareholder Fees (fees paid directly from your investment)
	Class A Shares		Class D Shares		Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	(1)	None		None		None		None
Maximum Contingent Deferred Sales Charge (Load)	None	(2)	1.00%	(3)	0.35%	(4)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None		None		None		None		None
Redemption Fee	None	(5)	None	(5)	None	(5)	None		None
Exchange Fee	None	(6)	None	(6)	None	(6)	None		None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Class A Shares		Class D Shares		Class I Shares
Management Fees	0.50%		0.50%		0.50%		0.75%		0.75%
Distribution (12b-1) Fees	0.25%		1.00%		None		None		None
Other Expenses	1.19%		1.19%		1.19%		0.56%		0.50%	(7)
Total Fund Operating Expenses	1.94%		2.69%		1.69%		1.31%		1.25%
Fee Waiver/ Expense Reimbursement	(1.09%	)(8)	(1.09%	)(8)	(1.09%	)(8)	(0.06%	)(9)	None
Net Expenses	0.85%		1.60%		0.60%		1.25%		1.25%	(7)

Expense Examples

The following Examples are intended to help you compare the cost of investing in the Funds (and investing in the combined Fund on a pro forma basis, giving effect to the Reorganization) with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. Each Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	CATHOLIC EQUITY FUND			AVE MARIA RISING DIVIDEND FUND	PRO FORMA COMBINED FUND
	Class A Shares	Class D Shares	Class I Shares
1 Year	$597	$278	$96	$127	$127
3 Years	$992	$746	$426	$416	$416
5 Years	$1,412	$1,341	$815	$746	$746
10 Years	$2,579	$2,953	$1,907	$1,681	$1,681

You would pay the following expenses if you did not redeem your shares at the end of the indicated periods:

	CATHOLIC EQUITY FUND			AVE MARIA RISING DIVIDEND FUND	PRO FORMA COMBINED FUND
	Class A Shares	Class D Shares	Class I Shares
1 Year	$597	$178	$96	$127	$127
3 Years	$992	$746	$426	$416	$416
5 Years	$1,412	$1,341	$815	$746	$746
10 Years	$2,579	$2,953	$1,907	$1,681	$1,681

(1)
Based upon purchases of less than $25,000. The front-end sales charge declines as the amount of purchases increase. The following chart shows the front-end sales charge percentage for Catholic Equity Fund shares at different dollar level purchases. Please refer to the Catholic Equity Fund's Prospectus for more information.

Investment Amount	Maximum Sales Charge on Amount Invested
Less than $25,000	5.00%

$25,000 but less than $50,000	4.75%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.00%

$250,000 but less than $500,000	2.00%

$500,000 but less than $1,000,000	1.00%

$1,000,000 and up	0.00%*

*
If shares are redeemed within 18 months after they were purchased without a front-end sales charge as part of an investment in an account with an aggregated value of $1,000,000 or more, a contingent deferred sales charge will be imposed on the redemption. That charge will not exceed 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

(2)
Investments in accounts with an aggregated value of $1,000,000 or more, purchased without a front-end sales charge, and that are redeemed within 18 months after purchase are subject to a contingent deferred sales charge of 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

(3)	The contingent deferred sales charge on Class D shares terminates 18 months after you purchase the shares.

(4)	The contingent deferred sales charge on Class I shares terminates on the one-year anniversary of the date you purchased the shares.

(5)	The Catholic Equity Fund charges $15.00 for each wire redemption.

(6)	The Catholic Equity Fund charges $5.00 for each telephone exchange.

(7)
Following the Reorganization, the Ave Maria Fund will have assets of approximately $86 million (compared to assets of approximately $35 million at December 31, 2006). The Trust believes that this will result in greater efficiencies or benefits of economies of scale, which will reduce Fund expenses on a per share basis. There is no assurance of how the Ave Maria Fund will perform in the future or that the Ave Maria Fund will achieve any efficiencies or benefits of economies of scale that potentially could help reduce the annual operating expense ratio of the Ave Maria Fund as shown above.

(8)
CFSC has committed, at least until March 31, 2007, to reimburse The Catholic Equity Fund to the extent that "Annual Total Fund Operating Expenses" exceed 0.85% of average daily net assets for Class A shares, 1.60% for Class D shares and 0.60% for Class I shares.

(9)
Schwartz Investment Counsel has contractually agreed to reduce the advisory fees or reimburse a portion of the operating expenses so that the net expenses of the Ave Maria Fund do not exceed 1.25% until at least May 1, 2010. Any fee waivers or expense reimbursements by Schwartz Investment Counsel are subject to repayment by the Ave Maria Fund for a period of three years from the time such waivers or reimbursements occurred, provided that the Ave Maria Fund is able to effect such repayment and remain in compliance with any undertaking by Schwartz Investment Counsel to limit expenses of the Fund.

As a potential result of the economies of scale achieved by the Reorganization, there is an increased likelihood that that the Trust's adviser, Schwartz Investment Counsel, may recoup fees it waived and expenses it reimbursed the Ave Maria Fund in prior periods. As of December 31, 2006, the amount of fees waived and expenses reimbursed by Schwartz Investment Counsel that are subject to recoupment was $44,436. Schwartz Investment Counsel may recoup a portion of such amount no later than the dates as stated below:

December 31, 2008	$24,642
December 31, 2009	$19,794

Recoupment, if any, of these fees and expenses would be made by the assets of the combined fund after the Reorganization. Any such recoupment could reduce the economies of scale otherwise achievable.

Investment Objectives and Principal Investment Strategies of the Funds

Ave Maria Fund

The Ave Maria Fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate the core values and teachings of the Roman Catholic Church.

Under normal circumstances, the Ave Maria Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that its investment adviser, Schwartz Investment Counsel, expects to increase their dividends over time and also provide long-term growth of capital. The Schwartz Investment Counsel believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Ave Maria Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling. Schwartz Investment Counsel looks for stocks with sustainable, above-average growth in earnings and dividends, and it attempts to buy them when they are temporarily out-of-favor or undervalued by the market.

The Ave Maria Fund may invest in companies of all sizes. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, in keeping with the Ave Maria Fund's investment objective.

The Ave Maria Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

In selecting investments for the Ave Maria Fund, Schwartz Investment Counsel favors companies with one or more of the following attributes:

•	Either a track record of, or the potential for, above-average earnings and dividend growth;

•	A competitive dividend yield;

•	A sound balance sheet and solid cash flow to support future dividend increases;

•	A sustainable competitive advantage and leading market position; and

•	Reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Stocks are sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Ave Maria Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting its religious criteria. This policy and the Ave Maria Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund's outstanding shares. In pursuing the Ave Maria Fund's investment objective, Schwartz Investment Counsel has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when Schwartz Investment Counsel believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

For more information on the investment objectives and principal investment strategies of the Ave Maria Fund, please refer to the Ave Maria Fund Prospectus, which is incorporated by reference into and accompanies this proxy statement and prospectus.

Catholic Equity Fund

The Catholic Equity Fund seeks to obtain a total return over time from dividends and capital gains that exceeds, before deducting the Fund's operating expenses, the total return of the S&P 500 Index.

The Catholic Equity Fund attempts to achieve its objective by investing in a portfolio of common stocks primarily selected from the S&P 500 Index. The Catholic Equity Fund utilizes "optimization" and "enhancement" strategies, which provide potential for the Catholic Equity Fund to obtain a modest excess return relative to the S&P 500 Index, while maintaining relatively low deviation (above and below) from returns on the Index. Because the Catholic Equity Fund utilizes an optimization strategy, the Catholic Equity Fund will not replicate the Index and will not hold all of the securities in the Index. Rather, the subadviser, ZCM, creates a portfolio of stocks primarily selected from a subset of stocks included in the S&P 500 Index, which has risk characteristics similar to the Index as a whole. ZCM attains these similar risk characteristics by maintaining a subset of Index stocks with relatively similar sector and industry weights as the Index. Under the enhancement strategy, ZCM holds certain stocks in the Catholic Equity Fund's portfolio in a greater or lesser percentage than the Index, based upon the ZCM's Quantitative Research Strategy (QRS), in an attempt to outperform the Index. This QRS seeks to exploit anomalies in behavioral finance that are supported by academic and proprietary in-house research, which suggests that investors have a tendency to over and under-react to available information when forming their expectations of future equity returns. These informational processing errors may cause pricing of certain securities to be inconsistent with their actual value and may, in turn, provide an investment opportunity.

Under the investment policies used by the Catholic Equity Fund, the Fund may invest in securities not in the Index in an attempt to outperform the Index. However, under normal market conditions, at least 85% of the Fund's net assets will be invested in the common stocks that are included in the Index. At times, the Catholic Equity Fund may hold uncommitted cash, which may be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash, which exceeds, before deducting the Catholic Equity Fund's operating expenses, the investment performance of the S&P 500 Index, ZCM may elect to invest up to 10% of its net assets in exchange-traded futures contracts and options on the S&P 500 Index. The Catholic Equity Fund may also invest in exchange-traded funds that are based on the S&P 500 Index, subject to regulatory limitations, and in options on such exchange-traded funds.

CFI will strive to invest the assets of the Catholic Equity Fund in a manner that promotes two specific core Catholic values, which the board of directors of CFI has selected from among many important core Catholic values: namely, the principle that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice because every human being is created in the image and likeness of God. The Catholic Equity Fund employs two methods to achieve the goal of Responsible Catholic Stewardship:

•	Human Dignity Advocacy Activities - trying to influence company practices to better reflect and promote the dignity of the human person.

•	The Sanctity of Life Exclusionary Screen - avoiding investing in securities and obligations of companies and other issuers that directly participate in abortion.

CFI may undertake advocacy activities, such as conducting dialogues with management, voting at corporate meetings, and introducing resolutions at corporate meetings. Certain companies included in the S&P 500 Index from time to time may, through the manufacture of their products or the provision of their services, directly participate in abortion. The Catholic Equity Fund does not invest in those companies. As of December 31, 2006, there were two companies included in the S&P 500 Index in which the Catholic Equity Fund would not invest because of this exclusionary screen. Together those companies made up approximately 1.5% of the total market capitalization of the S&P 500 Index. To reduce the performance tracking error between the Catholic Equity Fund and the S&P 500 Index that results from the Catholic Equity Fund's exclusion of these stocks, the subadviser will seek to replace the exposure to these stocks with other stocks from the same sector and industry that exhibit similar risk and return characteristics in a manner that is consistent with the optimization procedure outlined above.

For more information on the investment objectives and principal investment strategies of the Catholic Equity Fund, see "Additional Information about the Catholic Equity Fund - Additional Information about Investment Practices" below.

Compensation of Classes of Shares

Ave Maria Fund

The Ave Maria Fund presently offers only one class of shares. The Ave Maria Fund shares are not currently subject to any front-end or contingent deferred sales charges or to any Rule 12b-1 distribution or service fees. The minimum initial investment amount in the Ave Maria Fund is $1,000. While there is no minimum amount required for subsequent investments (except for automatic investment and direct deposit plans, which subsequent investments must be $50), the Ave Maria Fund reserves the right to impose such requirement. Ave Maria Fund shares will be issued in the Reorganization to the holders of all classes of shares of the Catholic Equity Fund.

Catholic Equity Fund

The Catholic Equity Fund presently offers three classes of shares: Class A, Class D and Class I. Class A shares have a 5.00% maximum front-end sales load and an annual 12b-1 fee of 0.25% of the Fund's average net assets attributable to Class A shares. The minimum initial investment amount in Class A shares is $1,000 ($250 for IRA and certain custodial accounts) and $50 for additional purchases.

Class D shares have a 1.00% maximum contingent deferred sales load and an annual 12b-1 fee of 1.00% of the Fund's average net assets attributable to Class D shares. The minimum initial investment amount in Class D shares is $1,000 ($250 for IRA and certain custodial accounts) and $50 for additional purchases. The maximum permitted investment in Class D shares is $500,000.

Class I shares have a 0.35% maximum contingent deferred sales load but is not subject to any 12b-1 fee. The minimum initial purchase amount for Class I shares is $2,000,000, and for additional purchases of Class I shares is $1,000. For Class I shares purchased through an automatic investment plan, the minimum initial purchase amount is $2,000,000, and for transactions after the plan is started, the minimum purchase amount is $500 per account.

Holders of Class A, Class D and Class I shares of the Catholic Equity Fund will receive the single class of shares of the Ave Maria Fund in connection with the Reorganization.

Dividends and Distributions

The Ave Maria Rising Dividend Fund expects to distribute substantially all of its net investment income on a quarterly basis and any net realized capital gains annually. Distributions are paid according to one of the following options selected by shareholders:

•	Share Option - income distributions and capital gains distributions reinvested in additional shares.

•	Income Option - income distributions paid in cash; capital gains distributions reinvested in additional shares.

•	Cash Option - income distributions and capital gains distributions paid in cash.

If no option is specified, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

The Catholic Equity Fund will distribute any net investment income annually and will distribute any net realized long or short term capital gains at least annually. The Catholic Equity Fund may also pay a special distribution to comply with federal tax requirements. Shareholders may choose to have their dividends and capital gain distributions automatically reinvested in shares of the Fund at net asset value without a sales charge or you may take them in cash.

Taxation

A sale or exchange of shares of either Fund generally is a taxable event and may result in a capital gain or loss. Distributions, whether received in cash or additional Fund shares, are subject to federal income tax. Income dividends are taxed as ordinary income. Capital gains distributions are taxable at different rates depending on the length of time a Fund held the assets that were sold.

Organization and Management

Ave Maria Fund

The Ave Maria Fund is a mutual fund series of Schwartz Investment Trust, an Ohio business trust organized on August 31, 1992 and registered as an open-end, management investment company. The Ave Maria Fund commenced operations with one class of shares on May 2, 2005. In addition to the Ave Maria Rising Dividend Fund, Schwartz Investment Trust also offers the following other series of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund, and the Schwartz Value Fund.

Schwartz Investment Trust retains Schwartz Investment Counsel, 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, as investment adviser to manage the Ave Maria Fund's investments. Schwartz Investment Counsel has been registered as an investment adviser since 1988 and has over $650 million of assets under management as of December 31, 2006. The controlling shareholder of the Schwartz Investment Counsel is George P. Schwartz, CFA, who is President of both Schwartz Investment Trust and Schwartz Investment Counsel.

The Ave Maria Rising Dividend Fund pays the Adviser an investment advisory fee at the annual rate of 0.75% of the average value of its daily net assets. Schwartz Investment Counsel has contractually agreed to reduce the advisory fee or reimburse a portion of the operating expenses so that the net expenses of the Ave Maria Fund do not exceed 1.25% until at least May 1, 2010. For its fiscal year ended December 31, 2006, after fee reductions, the Ave Maria Fund paid investment advisory fees at the rate of 0.69% of the Fund's average net assets.

A discussion regarding the basis for the board of directors approving the investment advisory contract of the Ave Maria Fund was provided in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2006.

Catholic Equity Fund

The Catholic Equity Fund is a mutual fund series of CFI, a Maryland corporation organized in 1998, and registered as an open-end, management investment company. The Catholic Equity Fund commenced operations on April 3, 2002. The Catholic Equity Fund is currently the only series of shares offered by CFI. The Catholic Equity Fund is a successor in interest to three former equity fund series of CFI which commenced operations on May 3, 1999.

CFSC, a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Catholic Equity Fund. As the adviser, CFSC makes the investment decisions for the Catholic Equity Fund. As the distributor, CFSC sells the Fund's shares to investors. The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society) and Catholic Union of Texas, The KJT (a Texas fraternal benefit society).

The Catholic Equity Fund has also engaged ZCM to serve as its subadviser. ZCM is an independently run, wholly owned subsidiary of The Ziegler Companies, Inc., organized as a limited liability company. The firm became a separate legal entity from the brokerage entity subsidiary of The Ziegler Companies, Inc., B.C. Ziegler and Company, in June 2005. B.C. Ziegler and Company has been involved in the investment advisory business since 1991. As of June 30, 2006, ZCM and its affiliates had approximately $3.2 billion of assets under discretionary management. The principal address of ZCM is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

Pursuant to the terms of advisory agreements, and subject to the supervision of the Fund's board of directors, CFSC and the subadviser, ZCM, manage the investment and reinvestment of the Fund's assets, provide the Fund with personnel, facilities and administrative services, and supervise the Fund's daily business affairs.

For providing the services listed above, CFSC receives an annual advisory fee at the rate of 50 basis points (0.50%) on the first $500 million of average daily net assets for the Catholic Equity Fund and 45 basis points (0.45%) of the Fund's average daily net assets in excess of $500 million. From its advisory fees, CFSC pays ZCM a subadvisory fee for managing the assets of The Catholic Equity Fund at an annual rate of 20 basis points (0.20%) on the first $250 million of the Fund's average daily net assets; 18 basis points (0.18%) of the Fund's average daily net assets above $250 million, but below $500 million; and 15 basis points (0.15%) of the Fund's average daily net assets in excess of $500 million.

A discussion regarding the basis for the board of directors approving the investment advisory and sub-investment advisory contracts of the Catholic Equity Fund was provided in the Fund’s Semi-Annual Report to Shareholders for the period ended March 31, 2006.

Portfolio Management

Ave Maria Fund

George P. Schwartz, CFA and Richard L. Platte, Jr., CFA, serve as co-portfolio managers for the Ave Maria Fund. Mr. Schwartz has been President and Chief Investment Officer of Schwartz Investment Counsel for more than 25 years. Mr. Platte joined Schwartz Investment Counsel in 1987 and currently serves as Executive Vice President and Secretary. They have served as portfolio managers of the Ave Maria Fund since its inception on May 2, 2005.

Catholic Equity Fund

As noted above, CFSC has entered into a sub-advisory agreement with ZCM for the day-to-day management of the Catholic Equity Fund's assets. The Catholic Equity Fund is managed by a team of investment professionals with equities experience who are employed by ZCM. The team jointly develops and implements investment strategies for the Fund. The team currently consists of Donald J. Nesbitt, Brian K. Andrew, and Mikhail I. Alkhazov and is currently led by Donald J. Nesbitt.

Donald J. Nesbitt is a Vice President and the Director of Equity Portfolio Management for ZCM. Mr. Nesbitt joined Ziegler in early 2002 after having spent nearly four years at Qwest Communication's pension plan in Denver, Colorado, where he managed $6 billion of equities, using research-enhanced, quantitative approaches. Prior to joining Qwest, Mr. Nesbitt spent nine years at the Illinois Teachers' Retirement System where, as Director of Investments, he was responsible for the management of $20 billion across various asset classes. Mr. Nesbitt holds a B.S. in economics from Saint Cloud State University, St. Cloud, Minnesota, and a M.S. in financial analysis from the University of Wisconsin - Milwaukee. He holds a Chartered Financial Analyst (CFA) designation and has been actively involved with the Association for Investment Management and Research (AIMR). Mr. Nesbitt has also instructed investment courses at the University of Illinois - Springfield and has spoken at numerous industry conferences on the topics of enhanced equity management and derivative investment strategies.

Brian K. Andrew is ZCM's Chief Investment Officer and a Senior Managing Director serving on ZCM's Management Committee. Mr. Andrew joined B.C. Ziegler and Company in 1994 after spending seven years working as an analyst and portfolio manager for bank trust and investment advisory firms. He was also a managing director and partner in a private investment advisory firm. Mr. Andrew is currently a member of the Investment Services Group equity and fixed income committees. Prior to joining Ziegler, he created an investment program to manage indentured funds, managed municipal funds and monies for organizations in the health care and senior living industry. He has experience crafting investment policies and educating organizational management and boards regarding those policies and their implementation. Mr. Andrew received his B.S. in Business/Finance from the University of Minnesota. He has also earned his Chartered Financial Analyst (CFA), and Certified Cash Manager (CCM) designations. He is a member of the Milwaukee Investment Analyst Society, the CFA Institute and the Treasury Management Association.

Mikhail I. Alkhazov is a Assistant Vice President and Portfolio Manager for ZCM. He joined Ziegler Investment Services Group in 2002, having served as a research analyst at B.C. Ziegler and Company for the two previous years. He currently serves as a Portfolio Manager and Equity Analyst, supporting the quantitative investment research process. Mr. Alkhazov graduated magna cum laude from the University of Wisconsin-Milwaukee with undergraduate degrees in Accounting and in Finance. He is a candidate for Level III of the Chartered Financial Analyst program and holds Series 7, 66, and 55 licenses.

Other Service Providers to the Funds

Ave Maria Fund

The following firms serve in the indicated capacities for the Ave Maria Fund pursuant to contractual relationships:

Function	Firm

Distributor	ULTIMUS FUND DISTRIBUTORS, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Transfer Agent	ULTIMUS FUND SOLUTIONS, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 888-726-9331

Custodian	US BANK, N.A. 425 Walnut Street Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm	DELOITTE & TOUCHE LLP 111 South Wacker Drive Chicago, Illinois 60606

Legal Counsel	SULLIVAN & WORCESTER LLP 1666 K Street N.W. Suite 700 Washington, D.C. 20006

Catholic Equity Fund

The following firms serve in the indicated capacities for the Catholic Equity Fund pursuant to contractual relationships:

Function	Firm

Distributor	CATHOLIC FINANCIAL SERVICES CORPORATION 1100 West Wells Street Milwaukee, Wisconsin 53233

Transfer Agent and Shareholder Services	U.S. BANCORP FUND SERVICES, LLC 615 East Michigan Street P.O. Box 710 Milwaukee, Wisconsin 53201-0701

Custodian	U.S. BANK, N.A. 615 East Michigan Street P.O. Box 710 Milwaukee, Wisconsin 53201-0701

Independent Registered Public Accounting Firm	PRICEWATERHOUSECOOPERS LLP 100 East Wisconsin Avenue Suite 1500 Milwaukee, WI 53202

RISK FACTORS

In evaluating whether to approve the Agreement and invest in the Ave Maria Fund, shareholders should carefully consider the following summary of risk factors relating to both the Ave Maria Fund and the Catholic Equity Fund, in addition to the other information set forth in this proxy statement and prospectus. A complete description of risk factors for each Fund is set forth in the prospectuses of the Funds and their respective statements of additional information. While investing in the Funds poses some similar risks, the risks associated with investing in the Ave Maria Fund are generally different to the risks associated with investing in the Catholic Equity Fund. The most significant differences in the risks of investing in the Funds are that:

The Catholic Equity Fund investment program focuses on investing in companies that are included in the S&P 500 Index, which includes the stocks of primarily large-cap companies (those with market capitalizations of greater than $10 billion), while the Ave Maria Fund focuses on companies of all sizes and has historically invested in stocks of mid- and small-cap companies (those with market capitalizations of less than $10 billion). At December 31, 2006, stocks of small- and mid-cap companies collectively comprised approximately 67% of the Ave Maria Fund's portfolio. As a result, the Ave Maria Fund has greater exposure to risks associated with investing in smaller companies as compared to the Catholic Equity Fund. Those risks are described in more detail under "Small- and Mid-Cap Company Risks" below.

Both the Catholic Equity Fund and the Ave Maria Fund utilize exclusionary investment screens to promote Catholic values. However, the Catholic Equity Fund avoids investing in stocks of only those companies that directly participate in abortion. The Ave Maria Fund, on the other hand, avoids investing in the stocks of companies that offer products and services, or engage in practices, that are contrary to the core values and teachings of the Roman Catholic Church, as determined by the Catholic Advisory Board to the Ave Maria Fund. These exclusionary practices may cause each Fund's performance to vary as compared to the S&P 500 Index due to the over or under performance of the excluded stocks relative to the balance of the Fund's investment portfolio and the performance of the stock market generally. This risk of performance divergence is greater in the case of the Ave Maria Fund, given its broader exclusionary practices.

Market Risk

Both the Catholic Equity Fund and the Ave Maria Fund are subject to market risk, which is the risk that stocks generally will rise and fall over short and even extended periods. Equity markets tend to move in cycles. A Fund's net asset value (and share price) will likely fluctuate with these price changes and market fluctuation. The overall market and specific securities held by a Fund may decline in value, and you could lose money investing in either Fund.

Objective Risk

Both Funds are subject to objective risk, which is the risk that the individual stocks in a Fund's portfolio may not perform in a manner that is consistent with the stock markets generally. Accordingly, factors may particularly affect the stocks held by a Fund and thus the Fund's net asset value, although the markets may not be so affected. The Funds also are subject to stock selection risk, which is the risk that the strategies and stocks selected for investment may not produce the expected or desired results. In other words, either Fund may pick the wrong stocks from time to time. The skill of each Fund's portfolio manager in choosing appropriate investments plays a significant role in determining whether the Fund is able to achieve its investment objective.

Moral Investing Risks

As discussed above, both Funds avoid investing in the stocks of companies that offer products or engage in practices which are inconsistent with Catholic values, and the exclusion of these stocks from their portfolios could affect their performance relative to the stock market generally. This risk is more pronounced in the case of the Ave Maria Fund which avoids investing in the stocks of any companies that offer products and services, or engage in practices, that are contrary to the core values and teachings of the Roman Catholic Church, whereas the Catholic Equity Fund limits its exclusionary practices to the stocks of those companies which directly engage in abortion.

With respect to the Ave Maria Fund, if its Catholic Advisory Board is of the opinion that a company has violated the teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Ave Maria Fund. This policy could result in the Ave Maria Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security. It may only recommend to the adviser that the security be sold. The adviser maintains ultimate authority over this decision.

Small- and Mid-Cap Company Risks

The Ave Maria Fund is subject to risks associated with investing in small- and mid-cap companies. Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock.

Optimization and Enhancement Risk

The Catholic Equity Fund is subject to Optimization and Enhancement Risk. Investing in just a portion of the stocks composing the S&P 500 Index, overweighting and underweighting stocks on the S&P 500 Index and investing in securities that are not on the S&P 500 Index involve the risk that the subadviser will fail to create a portfolio that has similar risks, sector weights or industry weights as the S&P 500 Index and/or will incorrectly identify those stocks that will either under perform or outperform the S&P 500 Index. If the subadviser’s quantitative analysis and related quantitative modeling enhancements prove correct, the Fund’s performance should improve relative to the S&P 500 Index. Conversely, if the subadviser’s quantitative analysis and related quantitative modeling enhancements prove incorrect, the Fund’s performance likely will decline relative to the Index. In addition, since the subadviser attempts to outperform the Index through its enhanced indexing strategy, the Fund may experience greater volatility than that the Index and, therefore, poses a risk for greater loss.

Correlation Risk

The Catholic Equity Fund is also subject to correlation risk. Although the subadviser will attempt to achieve performance greater than that of the S&P 500 Index, there can be no assurance that it will be able to do so in all market conditions. As discussed above, the subadviser’s optimization and enhancement strategies will yield deviations in the Fund’s portfolio of securities as compared to the Index. Moreover, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments and will incur advisory and other service fees and operating costs and expenses that reduce the total return as compared to that of the Index. Due to these and other factors, the performance of the Fund and the Index will vary and the Fund’s return will not exceed that of the S&P 500 Index at all times. The Fund’s policy to not invest in stocks of companies that participate directly in abortion will cause further deviations between the Fund’s investment portfolio and the composition of the S&P 500 Index.

Non-Fundamental Investment Objective

The investment objective of the Catholic Equity Fund is not fundamental. This means that CFI's board of directors may change the Fund's investment objective without the consent or approval of the shareholders of the Fund. For example, if the composition of the S&P 500 Index should become so heavily weighted with stocks of companies that the Fund could not hold under its sanctity of life exclusionary policy, the Fund may be unable to construct a portfolio of stocks that reasonably can be expected to track the performance of the S&P 500 Index. Under these circumstances, the board may find it necessary to modify the Fund's investment objective. The Fund will provide shareholders with at least 60 days' advanced written notice before making any such change in its investment objective.

APPROVAL OF THE REORGANIZATION AGREEMENT

The Board of Directors of CFI recommends that the shareholders of the Catholic Equity Fund vote to approve the Reorganization Agreement and the Reorganization that it describes. The Board of Directors approved the Reorganization Agreement based on its belief that the Reorganization is in the best interests of the shareholders of the Catholic Equity Fund.

Description of the Reorganization Agreement

The terms and conditions of the proposed Reorganization are set forth in the Reorganization Agreement. Material provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix A to this proxy statement and prospectus.

The Reorganization Agreement contemplates the transfer of substantially all of the assets and ordinary operating liabilities of the Catholic Equity Fund to the Ave Maria Fund in exchange solely for shares of the single class of common stock of the Ave Maria Fund, and the pro rata distribution of those shares to the shareholders of each of Class A, Class D, and Class I shares of the Catholic Equity Fund. If approved by the shareholders of the Catholic Equity Fund, the Reorganization will occur as of the close of business on March 30, 2007 (the "Closing Date"), or such other date as the parties may determine.

Under the Reorganization Agreement, the Ave Maria Fund will acquire substantially all of the property, rights and assets of the Catholic Equity Fund, including but not limited to all portfolio securities, cash, cash equivalents, and dividend and interest receivables owned by the Catholic Equity Fund. The Ave Maria Fund also will assume the liabilities of the Catholic Equity Fund that are reflected in the computation of its net asset value and other ordinary operating liabilities of the Catholic Equity Fund, but only such liabilities, and discharge them when and as they are due or otherwise in accordance with their terms. Any liabilities of the Catholic Equity Fund not assumed by the Ave Maria Fund will remain the responsibility of the Catholic Equity Fund. To protect against certain of the liabilities, the Catholic Equity Fund will retain a directors and officers’ and an errors and omissions insurance policy to provide protection in the unlikely event that, after the Closing Date, any presently unknown and unanticipated claims are asserted against the Catholic Equity Fund or its officers or Directors by shareholders or other third parties. After the Closing Date, the Catholic Equity Fund will cease operations and CFI will dissolve pursuant to the Maryland General Corporation Law.

In consideration for the assets and liabilities of the Catholic Equity Fund transferred in the Reorganization, the Ave Maria Fund will issue to the Catholic Equity Fund shares of the Ave Maria Fund having an aggregate net asset value equal to the value of the assets, less the liabilities, so transferred by the Catholic Equity Fund. The assets of the Catholic Equity Fund and the per share net asset value of the Ave Maria Fund shares will be valued as of the close of trading on the New York Stock Exchange on the Closing Date. These valuations will be conducted in accordance with the policies and procedures of the Ave Maria Fund as described in the accompanying Ave Maria Fund Prospectus and in the Ave Maria Fund SAI.

As of the close of business on the Closing Date, the Catholic Equity Fund will distribute pro rata to its holders of record of Class A, Class D and Class I shares, the shares of the Ave Maria Fund received by the Catholic Equity Fund. This liquidating distribution will be accomplished by opening accounts on the books of the Ave Maria Fund in the names of shareholders of the Catholic Equity Fund and by transferring the shares credited to the account of the Catholic Equity Fund on the books of the Ave Maria Fund. Each account opened will represent the respective pro rata number of shares of the Ave Maria Fund due to each Catholic Equity Fund shareholder. Fractional shares of the Ave Maria Fund will be rounded to the nearest thousandth of a share.

Accordingly, every shareholder of the Catholic Equity Fund will own shares of the Ave Maria Fund immediately after the Reorganization that have an aggregate net asset value equal to the aggregate net asset value of the shareholder's Catholic Equity Fund shares immediately prior to the Reorganization. Moreover, because the Ave Maria Fund shares will be issued at net asset value in exchange for the net assets of the Catholic Equity Fund, and the aggregate net value of those assets will equal the aggregate value of the Ave Maria Fund shares issued in exchange, the net asset value per share of the Ave Maria Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in economic dilution to any Catholic Equity Fund or Ave Maria Fund shareholder.

On or prior to the Closing Date, the Catholic Equity Fund will declare and pay a dividend to its shareholders of record so that, for the short taxable year that ends on the Closing Date, it will have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

Inappropriate Securities

Certain of the securities held by the Catholic Equity Fund are not consistent with the Catholic values program of the Ave Maria Fund. The Catholic Equity Fund intends to dispose of all of the securities held by the Catholic Equity Fund that Schwartz Investment Counsel determines are inconsistent with the Ave Maria Fund's Catholic values screen in an orderly and prudent manner prior to the consummation of the Reorganization. While this process will be managed in a manner to efficiently utilize tax loss carry forwards of the Catholic Equity Fund and to minimize tax consequences to its shareholders, the foregoing disposition of securities likely will generate substantial capital gains that will be distributed to the Catholic Equity Fund shareholders. We presently estimate those gains will be in a range of $1.35 to $1.45 per share. This estimate is calculated based upon the number of shares outstanding and the net asset value of the Catholic Equity Fund, and other information at the Record Date of February 27, 2007.

Other Terms

CFI (on behalf of the Catholic Equity Fund) and Schwartz Investment Trust (on behalf of the Ave Maria Fund) have each made representations and warranties in the Reorganization Agreement that are customary in a transaction such as the Reorganization. Those representations and warranties will not survive the Closing Date, and Catholic Equity Fund shareholders will not be liable for breaches thereof.

The completion of the Reorganization is subject to certain conditions set forth in the Reorganization Agreement, including the following:

•	The Reorganization Agreement must have been approved by the Catholic Equity Fund shareholders;

•
CFI and Schwartz Investment Trust must have received a legal opinion from Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by the Catholic Equity Fund shareholders, the Catholic Equity Fund or the Ave Maria Fund;

•
Schwartz Investment Trust's Registration Statement on Form N-14 registering its shares to be issued in the Reorganization (the "Registration Statement") must have become effective under the Securities Act of 1933, no stop order suspending the effectiveness thereof shall have been issued with respect thereto, and to the knowledge of the parties to the Reorganization Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act of 1933; and

•
The transactions described in the related purchase agreement between CFSC, as the investment adviser of the Catholic Equity Fund, and Schwartz Investment Counsel, as the investment adviser of the Ave Maria Fund, must be consummated concurrently with the closing of the transactions described in the Reorganization Agreement.

Notwithstanding approval by the Catholic Equity Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date:

•	By mutual written consent of the parties;

•	By either party if the closing has not occurred by May 31, 2007;

•
By either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Reorganization Agreement; or

•
By the Board of Trustees of Schwartz Investment Trust or by the Board of Directors of CFI if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Reorganization not in the best interests of the shareholders of the Ave Maria Fund or of the Catholic Equity Fund, respectively.

Neither the Catholic Equity Fund nor the Ave Maria Fund will be required to pay any costs, fees, and expenses incurred in connection with the Reorganization, such as legal fees, accounting fees and costs of printing and mailing this proxy statement and prospectus and related proxy materials, soliciting the approval of the Catholic Equity Fund shareholders or conducting the Meeting. Those costs will be paid by Schwartz Investment Counsel and CFSC. See "Agreement Between Advisers" below.

Agreement Between Advisers

General

Schwartz Investment Counsel and CFSC have entered into a purchase agreement under which CFSC will convey to Schwartz Investment Counsel the books and records and other assets directly relating to, and used in connection with, the investment advisory services CFSC performs on behalf of the Catholic Equity Fund. In addition, CFSC will provide to Schwartz Investment Counsel assistance and cooperation in connection with the Reorganization, including using its commercially reasonable efforts to obtain shareholder approval of the Reorganization Agreement, and will notify Schwartz Investment Counsel promptly in the event that it becomes reasonably likely that the Reorganization Agreement will not be approved or that the Reorganization otherwise will not proceed. The summary of the purchase agreement between the advisers set forth below includes a discussion of all terms of the purchase agreement that are material to shareholders.

Compensation To Be Received by CFSC

In consideration for CFSC's transfer of the books and records and other assets described above, Schwartz Investment Counsel has agreed to pay two-thirds of all costs, fees and expenses incurred by CFSC and CFI, up to a limit of $50,000, and one hundred percent the of costs, fees and expenses incurred by Schwartz Investment Counsel and Schwartz in connection with completing the Reorganization. These costs, fees and expenses include, but are not limited to, legal and accounting fees and other costs, fees and expenses of preparing the Registration Statement, including this proxy statement and prospectus, otherwise registering the shares of the Ave Maria Fund to be issued in the transaction, printing and mailing of proxy materials, soliciting the approval of the Catholic Equity Fund shareholders, conducting the Catholic Equity Fund Meeting, and the like. As additional consideration for the transfer of these assets, Schwartz Investment Counsel also has agreed, for a period of three years following the closing, to pay to CFSC an amount calculated at an annual rate of twenty-five basis points (0.25%) of all assets maintained in accounts with any of the Ave Maria equity funds which are owned by shareholders whose shares of the Catholic Equity Fund are converted in the Reorganization to shares of the Ave Maria Fund. An excerpt of the Agreement between Advisers containing the foregoing contractual provision is attached hereto as Appendix B. Based upon the aggregate net assets of the Catholic Equity Fund at December 31, 2006, and assuming that all of those assets are transferred to and remain in the Ave Maria Fund during the entire three-year period following the reorganization, the annual payment to CFSC under this arrangement would be approximately $150,000.

Other Terms of the Agreement Between Advisers

The agreement between the advisers also provides that, following the Reorganization, Schwartz Investment Counsel and the distributor for the Ave Maria equity funds will appoint CFSC as a broker authorized to offer and sell shares of the Ave Maria funds. As a broker authorized to offer shares of the Ave Maria funds, CFSC will be entitled to receive compensation for shares of the Ave Maria funds purchased by its clients as described in the Ave Maria funds' prospectus. CFSC also will provide services to certain Ave Maria fund shareholders who purchase their shares through CFSC, which are not otherwise provided by Schwartz Investment Counsel or the distributor for the Ave Maria funds. CFSC will be entitled to receive fees for providing those shareholder services as described in the prospectus for the Ave Maria funds. These arrangements will relate only to new shares of the Ave Maria funds offered and sold through CFSC following the reorganization, and will not entitle CFSC to any compensation with respect to shares of the Ave Maria Rising Dividend Fund acquired by the Catholic Equity Fund shareholders in the Reorganization.

The purchase agreement may be terminated at any time prior to the Closing Date:

•	By mutual consent of Schwartz Investment Counsel and CFSC;

•
By either Schwartz Investment Counsel or CFSC if the transactions described in the purchase agreement and in the Reorganization Agreement have not been completed by May 31, 2007, provided the failure of those matters to be completed did not result from a breach by the terminating party of any representation, warranty, covenant or commitment contained in the purchase agreement. Upon termination, each of Schwartz Investment Counsel and CFSC is obligated to pay its own expenses incurred in connection with the purchase agreement and those of the Ave Maria Fund and the Catholic Equity Fund, respectively, incurred in connection with the Reorganization Agreement, unless termination is by reason of a breach by the non-terminating party, in which case the non-terminating party is obligated to pay the expenses of the terminating party and the relevant Fund.

Background to the Reorganization

Catholic Knights and its fraternal partners, through their joint ownership of CFSC, sponsored and financed the organization and startup of CFI in May of 1999. Initially, CFI consisted of three actively managed equity funds that promoted Catholic values by avoiding investing in companies whose products or business practices were inconsistent with three specific Catholic values selected by CFI's Board of Directors. Over the ensuing two years, CFSC subsidized the operations of CFI through fee waivers and expense reimbursements to maintain operating expense ratios competitive with peer group funds. Catholic Knights, its fraternal partners and CFI's Board of Directors were dissatisfied with the rate of growth and prospects for the three equity funds, and ultimately determined to simplify the structure by consolidating all three equity funds into a single, passively managed S&P 500 Index fund. This new fund would promote specific important Catholic values through an advocacy campaign, but would continue to avoid investing in stocks of any companies which participated directly in abortion. That consolidation was completed in April of 2002, and was the origin of the Catholic Equity Fund.

Since that time, Catholic Knights, its fraternal partners, CFSC and the Board of Directors of CFI have evaluated and implemented various marketing and distribution strategies, but the Catholic Equity Fund has failed to accumulate sufficient assets to make its operations profitable for CFSC. Since the origins of CFI, CFSC has subsidized CFI's operations through fee waivers and expense reimbursements in an amount totaling approximately $2.4 million. In addition to the foregoing fee waivers and expense reimbursements, CFSC also provided staff and marketing support and directly incurred other costs to assist in the distribution of CFI at a cost of an addition nearly $2 million since CFI’s inception. By mid-2004 Catholic Knights' fraternal partners had indicated they no longer would subsidize fund operations, so the subsidy burden fell solely to Catholic Knights. In addition, since the origin of CFI Catholic Knights has provided personnel, systems and operational support to CFSC and CFI, and has borne the vast majority of the overhead burden and other costs associated with this support.

In light of Catholic Knights' significant investment and financial commitment to the success of CFI, its Board of Directors set growth targets that it expected to materialize during 2006. By the fall of 2006, Catholic Knights' Board of Directors concluded that its growth expectations would not be realized, and it directed Catholic Knights' and CFSC's management to begin investigating options for Catholic Knights to exit the mutual fund business. Ultimately, Catholic Knights announced that it would cease all fee waivers and expense reimbursements and would seek to exit the mutual fund business by March 31, 2007.

In response to this announcement, management of CFSC and of CFI immediately began considering strategic alternatives available to the Catholic Equity Fund. At a meeting held on November 14, 2006, management presented the Board of Directors with three possible alternatives: namely liquidating the Catholic Equity Fund, finding another investment adviser/distributor to assume sponsorship of the Catholic Equity Fund, or seeking an appropriately comparable mutual fund with which the Catholic Equity Fund could consolidate. Management noted that a liquidation would be a taxable event. While the vast majority of the Catholic Equity Fund's assets are held by tax-exempt institutions and/or by tax deferred retirement plans and the like, there was a substantial number of individual shareholders who would recognize taxable gain on liquidation proceeds. The tax liability associated with any such gain would reduce the amount these shareholders would have available to reinvest in an alternative mutual fund or other opportunity. For this reason, the Directors concurred that liquidation should be considered a last resort.

Management described to the Board preliminary discussions it had with various candidates that were identified as potentially interested in taking over as investment adviser and distributor for the Catholic Equity Fund. One candidate in particular expressed a strong interest. However, it would involve a new investment adviser to be created as a venture by experienced industry professionals with an interest in Catholic values. Their preliminary plans indicated a focus on institutional accounts and a potential phasing out of individual, retail accounts, and also contemplated reduced subsidy with higher expense caps as a strategy for more quickly achieving profitability. The Directors concurred that, while this alternative was worth pursuing in greater detail, the degree of complexity and uncertainty associated with this alternative limited its attractiveness.

Management also discussed with the Board preliminary discussions it had initiated with various investment advisers who offer investment strategies that comport with Catholic and/or social values. At least one of these investment advisers had no experience or infrastructure to manage a registered mutual fund. Others expressed no or only faint interest in engaging in a reorganization transaction with the Catholic Equity Fund. Only Schwartz Investment Counsel expressed a keen interest.

Based on these discussions, the Board directed management to engage in more formal discussions with Schwartz Investment Counsel and, at the same time, to continue discussions with the party that had expressed interest in taking over investment management and distribution of the Catholic Equity Fund. The Board also appointed a special committee of three Directors to confer with management as these discussions progressed.

During the ensuing month, management engaged in further discussions with the party that had expressed interest in taking over investment management of the Catholic Equity Fund, but those discussions failed to achieve clarity and certainty sufficient for management to formulate a recommendation to the Board on this alternative. After conferring with the special committee of the Board, this alternative was abandoned.

At the same time, more formalized discussions began with Schwartz Investment Counsel. Management and CFSC shared confidential financial, business and legal and regulatory compliance information with Schwartz Investment Counsel pursuant to a confidentiality agreement. Schwartz Investment Counsel visited CFSC's offices to conduct further review of books and records and to engage in discussions with management of CFSC and CFI. Schwartz Investment Counsel then outlined a proposal under which it would recommend to the Board of Schwartz Investment Trust a possible consolidation of the Catholic Equity Fund with and into the Ave Maria Rising Dividend Fund.

At a special telephonic meeting of the Board of Directors held on December 14, 2006, management of CFI and of CFSC updated the Board on progress made in its investigation of the strategic alternatives, and requested authority to focus its efforts on working further with Schwartz Investment Counsel to develop a definitive plan for the consolidation of the Catholic Equity Fund with and into the Ave Maria Rising Dividend Fund. Management explained that discussions regarding another investment adviser taking over management of the Catholic Equity Fund had failed to provide any more clarity or certainty, and that management believed further discussions and negotiations with Schwartz Investment Counsel offered more favorable prospects for the Catholic Equity Fund and its shareholders. Management suggested that, of the Ave Maria family of funds, the Ave Maria Rising Dividend Fund was the most appropriate choice for consolidation with the Catholic Equity Fund because it maintains a greater percentage of its assets in large capitalization stocks than do the other Ave Maria funds, and its investment program includes a component of current dividend yield, much like the Catholic Equity Fund. Based on the information presented at the meeting, the Board instructed management to attempt to negotiate definitive terms regarding the possible combination of the Catholic Equity Fund with the Ave Maria Rising Dividend Fund.

On January 24, 2007, management of CFSC and of CFI presented to the Board the Reorganization Agreement and a related purchase agreement between CFI and Schwartz Investment Counsel regarding the proposed reorganization. The Board formally approved the Reorganization Agreement and the Reorganization at that meeting, subject to approval by the shareholders of the Catholic Equity Fund.

Board Consideration

In determining that the Reorganization is in the best interests of the shareholders of the Catholic Equity Fund, the Board considered, among other factors, the following:

•	The strong reputation, substantial experience and commitment of Schwartz Investment Counsel in marketing financial products to American Catholics;

•
The opportunity offered to the Catholic Equity Fund shareholders to continue their investment in a mutual fund that seeks capital appreciation and current dividend income through investments in stocks of well established companies;

•
The opportunity offered to the Catholic Equity Fund shareholders to continue their investment in a mutual fund that strives to promote core Catholic values through an active proxy voting campaign and by abstaining from purchasing the stock of portfolio companies that violate core values and teachings of the Roman Catholic Church;

•
The fact that the advisory fees and overall operating expenses of the Ave Maria Fund, after reductions, waivers and reimbursements, are greater for the single class of Ave Maria Fund shares than for all classes of shares of the Catholic Equity Fund;

•
The Ave Maria Fund generally has delivered to its shareholders a total return that is greater than the total return experienced on all share classes of the Catholic Equity Fund, thereby moderating the impact of the higher expense ratios of the Ave Maria Fund shares. For example, for the one-year period ended September 30, 2006, the total return of the Ave Maria Fund was 13.75%. Over that same period, the total return for Class A shares and Class I shares of the Catholic Equity Fund was 10.94% and 11.18%, respectively. The Catholic Equity Fund did not begin offering Class D shares until April 12, 2006, so there is no comparable total return information for Class D shares;

•
The strong legal and regulatory compliance culture of the Ave Maria Fund and its service providers observed by management of CFSC and CFI during their diligence investigation of the operations of those firms;

•
The fact that Schwartz Investment Trust consists of a family of funds that promotes Catholic values, thereby offering shareholders of the Catholic Equity Fund an opportunity to diversify their investment into multiple investment strategies without sacrificing their interest in investing in a manner that promotes Catholic values;

•
The Ave Maria family of funds is a no-load organization, thereby providing shareholders of the Catholic Equity Fund an opportunity to increase their investment over time without incurring sales charges;

•
While the majority of the assets of the Ave Maria Fund are invested in mid-sized companies, a significant portion (approximately 33% as of December 31, 2006) of its assets typically is invested in large capitalization stocks which are similar to those held by the Catholic Equity Fund;

•
While the Ave Maria Fund is a fairly new fund with only limited performance history, the long-term track record of Schwartz Investment Counsel in managing funds under similar investment objectives and programs has been strong;

•
By consolidating the assets of the Catholic Equity and Ave Maria Funds to form a larger fund, shareholders in the future could see the benefits of economies of scale that potentially could help reduce the annual operating expense ratio of the Ave Maria Fund;

•
The Reorganization will be structured as a tax-free transaction, meaning shareholders will not recognize gain or loss on the exchange of their shares for shares of the Ave Maria Fund. The Board did not have information, and therefore did not consider capital gains distributions that shareholders of the Catholic Equity Fund likely will receive as a result of the disposition of portfolio securities that the Ave Maria Fund may not hold. If the Catholic Equity Fund were instead liquidated, the receipt of liquidation proceeds would be taxable to shareholders, which potentially could reduce the amount they would have to reinvest in an alternative fund;

•
The fact that Schwartz Investment Counsel has agreed to pay to CFSC, for three years following the reorganization, a fee at an annual rate equal to twenty-five basis points (0.25%) on all assets maintained by shareholders of the Catholic Equity Fund in accounts with any of the Ave Maria equity funds; and

•
The fact that the additional assets being contributed to the Ave Maria Fund in connection with the reorganization will increase the advisory fee that Schwartz Investment Counsel will receive for its management of the Ave Maria Fund.

Accordingly, the Board of Directors of CFI, including all of the Directors who are not "interested persons" of CFI or of CFSC, recommends that shareholders of the Catholic Equity Fund vote "FOR" approval of the Reorganization Agreement and the Reorganization.

Although the Board considered the factors listed above, there is no assurance of how the Ave Maria Fund will perform in the future or that the Ave Maria Fund will achieve any efficiencies or benefits of economies of scale that potentially could help reduce the annual operating expense ratio of the Ave Maria Fund.

FEDERAL TAX CONSIDERATIONS

The Reorganization is conditioned upon receipt by CFI and Schwartz Investment Trust of the opinion from Quarles & Brady LLP described below. No rulings have been requested from the Internal Revenue Service with respect to these matters and the opinion of Quarles & Brady LLP is not binding on the Internal Revenue Service or the courts. Additionally, the opinion of Quarles & Brady LLP is based upon various representations and assumptions described therein.

The opinion is based on the current provisions of the Internal Revenue Code, existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular shareholders, including shareholders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

In the opinion of Quarles & Brady LLP, the principal Federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows:

•
The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Catholic Equity Fund and the Ave Maria Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code;

•
No gain or loss will be recognized by the Catholic Equity Fund upon the transfer of substantially all of its assets to the Ave Maria Fund in exchange solely for the Ave Maria Fund Shares and the assumption by the Ave Maria Fund of the Catholic Equity Fund Liabilities;

•
No gain or loss will be recognized by the Catholic Equity Fund on the distribution to the Catholic Equity Fund Shareholders of the Ave Maria Fund Shares received by the Catholic Equity Fund in the Reorganization;

•
No gain or loss will be recognized by the Catholic Equity Fund Shareholders upon the liquidation of the Catholic Equity Fund and the related surrender of their shares of the Catholic Equity Fund in exchange for the Ave Maria Fund Shares;

•
The basis of the Ave Maria Fund Shares received by each Catholic Equity Fund Shareholder in connection with the Reorganization will be the same as the Catholic Equity Fund Shareholder's basis in his or her Catholic Equity Fund Shares immediately prior to the Reorganization; and

•
The holding period of the Ave Maria Fund Shares received by each Catholic Equity Fund Shareholder in connection with the Reorganization will include such Catholic Equity Fund Shareholder's holding period of his or her Catholic Equity Fund Shares held immediately prior to the Reorganization, provided that such Catholic Equity Fund Shares were held by such Catholic Equity Fund Shareholder as a capital asset as of the Effective Time.

Shareholders of the Catholic Equity Fund should note that, although they will not recognize any gain or loss as a result of the Reorganization itself, we expect that a capital gain will result from the Catholic Equity Fund's disposition of portfolio securities it holds that do not meet the Catholic Values screen of the Ave Maria Fund. Any such gain will ultimately be distributed to the shareholders of the Catholic Equity Fund. We presently estimate that gain will be approximately $1.35 to $1.45 per share. See "Approval of the Reorganization Agreement - Inappropriate Securities" above for more information.

The foregoing description of the Federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder of the Catholic Equity Fund. Catholic Equity Fund shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

Ave Maria Fund

The Schwartz Investment Trust is a business trust organized on August 31, 1992 under Ohio law. The Trustees are responsible for the management and supervision of the Ave Maria Fund. The trust instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Ave Maria Fund, with no par value. Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trust currently offers six series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The trust instrument also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders.

Each share of the Ave Maria Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of the Ave Maria Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Ave Maria Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder of the Ave Maria Fund is liable to further calls or to assessment by the Trust without his express consent.

Catholic Equity Fund

The Catholic Equity Fund is a mutual fund series of CFI, an open-end management investment company organized as a Maryland corporation. CFI's authorized capital consists of 1,000,000,000 shares of common stock with a par value of $.001 per share. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Catholic Equity Fund are the only series of shares being offered by CFI. The Catholic Equity Fund is comprised of Class A, Class D and Class I shares.

Shares of the Catholic Equity Fund are redeemable and exchangeable as described in the Catholic Equity Fund Prospectus and SAI. Shares have no preference, pre-emptive, subscription or conversion rights. Each share has one vote (and each fractional share has a corresponding fractional vote) on each matter presented to shareholders.

As a Maryland corporation, CFI is not required to hold, and has not and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract.

CAPITALIZATION

The following table shows the unaudited capitalization of the Ave Maria Fund and the Catholic Equity Fund, respectively, as of December 31, 2006, and the unaudited pro forma capitalization of the shares of the Ave Maria Fund as of that date giving effect to the Reorganization:

	Catholic Equity Fund			Ave Maria Rising Dividend Fund	Adjustments	Pro Forma Combined Fund
	Class A Shares	Class D Shares	Class I Shares
Total Net Assets	$13,870,943	$9,991	$48,267,308	$35,051,105	$-	$97,199,347
Shares Outstanding	1,206,791	918	4,198,149	2,902,503	(261,137)	8,047,225
Net Asset Value Per Share	$11.49	$10.88	$11.50	$12.08	$-	$12.08

OWNERSHIP OF FUND SHARES

Ave Maria Fund

The table below identifies those persons who owned beneficially in excess of 5% of the outstanding shares of the Ave Maria Fund as of December 31, 2006. Except as shown in the table, as of December 31, 2006 no person was known by Schwartz Investment Trust and no officer or director of Schwartz Investment Trust was known to beneficially own more than 1% of the outstanding shares of the Ave Maria Fund.

Ave Maria Fund Percent of Outstanding Shares Beneficially Owned
Calhoun & Co. c/o Comerica Bank FBO Thomas S. Monaghan Trust P.O. Box 75000 Detroit, MI	28.6%

James R. and Ann M. Langon 4 Wingate Court Flourtown, PA	7.5%

Pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, a person who beneficially owns more than 25% of the voting securities of a company is presumed to control that company. In addition, shareholders owning 25% or more of the outstanding voting shares of a fund may be able to determine the outcome of most issues that are submitted to shareholders for vote. By virtue of its ownership of 28.6% of the shares of the Ave Maria Fund, the Thomas S. Monaghan Trust is presently presumed, under the Investment Company Act, to control the Ave Maria Fund, and presently may be able to determine the outcome of most issues that are submitted to shareholders for vote. However, it is anticipated that as a result of the Reorganization, the Thomas S. Monaghan Trust's ownership of the Ave Maria Fund will be less than 25% after the Reorganization is consummated.

Catholic Equity Fund

Except as reflected in the table, as of December 31, 2006, no person known to CFI beneficially owned in excess of 5% of the shares of The Catholic Equity Fund or of any class of the Fund, no person was known to beneficially own a greater percent of the total outstanding shares of the Fund than Catholic Knights, its affiliates and the Archdiocese of New York, and no person was known to beneficially own a greater percent of the outstanding Class I shares of the Fund than Catholic Knights or the Archdiocese of New York. Because of their significant ownership of shares of the Fund, many items requiring the approval of shareholders of the Fund or of holders of Class I shares of the Fund voting separately can be determined based exclusively on the manner in which Catholic Knights, its affiliates and the Archdiocese of New York cast their votes, including such things as election of directors and approval of investment advisory and subadvisory agreements, distribution agreements and Rule 12b-1 distribution plans.

	The Catholic Equity Fund Percent of Outstanding Shares Beneficially Owned
	Class A	Class D	Class I	Total
NAP & Co- Mercantile 7650 Magna Dr. Belleville, IL 62223-3366	--	--	33.39%	25.93%

Associated Trust Company Catholic Knights Surplus 1100 W. Wells St. Milwaukee, WI 53233-2332	--	--	32.29%	25.08%

Associated Trust Company Catholic Knights Pension 1100 W. Wells St. Milwaukee, WI 53233-2332	--	--	7.71%	5.99%

Other Entities

Campbell Lodge Boys Home Foundation 231 Scott Street Covington, KY 41011-1557	--	--	6.64%	5.16%

Branch Banking and Trust Shareholder Omnibus Account 300 E. Wendover Ave. Suite 100 Greensboro, NC 27401-1221	12.18%	--	--	2.72%

Officers and Directors of CFI (as a group - ten persons)	2.53%	--	--	0.78%

VOTING INFORMATION

Solicitation of proxies will be conducted principally by the mailing of this proxy statement and prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of CFI or by officers and employees of CFSC. Upon request, the CFSC will reimburse brokers, dealers, banks and voting Directors, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record.

Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Reorganization Agreement. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of CFI or by executing and delivering a later dated proxy to CFI or by attending the Meeting in person to vote the shares of the Catholic Equity Fund held by such shareholder.

The presence at the Meeting, in person or by proxy, of shareholders representing a majority of all Catholic Equity Fund shares outstanding and entitled to vote on the proposal constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

Approval of the Reorganization Agreement and the Reorganization contemplated thereby requires that at least two-thirds of all CFI shares outstanding and entitled to vote be voted in favor of the Reorganization Agreement. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against the Reorganization Agreement.

Shareholders of record of the Catholic Equity Fund at the close of business on February 27, 2007 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each shareholder of Class A, Class D, or Class I shares will be entitled to one vote for each his or her shares (and a fractional vote for each fractional share) on each matter presented at the Meeting. As of the Record Date, there were a total of 1,194,470.686, 918.532 and 4,202,677.58 of Class A, Class D, and Class I shares of the Catholic Equity Fund outstanding, respectively.

As of the Record Date, Catholic Knights and the Archdiocese of New York owned or had the power to vote approximately 33.56% and 28.81%, respectively, of all shares entitled to vote on approval of the Reorganization Agreement. Each of Catholic Knights and the Archdiocese of New York has indicated that it presently intends to vote all of the shares with respect to which it holds voting power "FOR" approval of the Reorganization Agreement.

In the event that sufficient votes in favor of the proposal are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting in order to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

Under Maryland law, shareholders of the Catholic Equity Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization. However, shareholders may redeem their shares of the Catholic Equity Fund at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Catholic Equity Fund Prospectus.

MISCELLANEOUS

Independent Registered Public Accounting Firms

An independent registered public accounting firm for the Ave Maria Fund performs an annual audit of the Ave Maria Fund’s financial statements. Schwartz Investment Trust’s Committee of Independent Trustees has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, to be the Ave Maria Fund’s independent registered public accounting firm. No representative of Deloitte & Touche LLP is expected to be present at the Meeting.

An independent registered public accounting firm for the Catholic Equity Fund performs an annual audit of the Catholic Equity Fund’s financial statements. CFI’s Committee of Independent Directors has engaged PricewaterhouseCoopers, LLC, located at 100 East Wisconsin Avenue, Suite 1500, Milwaukee, WI 53202, to be the Catholic Equity Fund’s independent registered public accounting firm. No representative of PricewaterhouseCoopers, LLC is expected to be present at the Meeting.

Interests of Experts and Counsel

No expert or counsel named herein has a substantial interest in CFI, Schwartz Investment Trust, either Fund, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

Other Matters

The Board of Directors of CFI has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of the Catholic Equity Fund wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of CFI, 1100 West Wells Street, Milwaukee, Wisconsin 53233.

Available Information

Schwartz Investment Trust has filed with the Commission a Registration Statement with respect to the shares of the Ave Maria Fund offered in this proxy statement and prospectus. As permitted by the rules and regulations of the Commission, this proxy statement and prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the Public Reference Room of the Commission at 100 F Street N.E., Washington, D.C. 20549. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at any such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

In addition to the above, the Ave Maria Fund and the Catholic Equity Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information with the SEC. Proxy materials, reports and other information about the Ave Maria Fund and the Catholic Equity Fund which are of public record also can be inspected and copied at Commission's Public Reference Room. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a website at http:\\www.sec.gov that will contain certain other publicly available documents about Schwartz Investment Trust, the Ave Maria Fund, CFI and the Catholic Equity Fund.

No person has been authorized to give any information or to make any representations other than those contained in this proxy statement and prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Schwartz Investment Trust or CFI. This proxy statement and prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make the offer in that state or jurisdiction.

FURTHER INFORMATION ABOUT THE CATHOLIC EQUITY FUND

Additional Information about Investment Practices

The Quantitative Research Strategy (QRS) used by the subadviser to manage the Fund utilizes information learned about investor behavior through academic research in behavioral finance to realize returns in excess of the S&P 500 Index. Behavioral finance suggests the following: investors have a tendency to form their expectations for future equity returns based upon past experience, but in doing so, they tend to “over react” to past events and extrapolate historic earnings and growth trends too far into the future. If that expectation is unreasonable, the over extrapolation produces an opportunity to capture excess returns.

What makes the QRS process unique is that the subadviser can identify the effects of investors’ tendency to over extrapolate earnings and growth expectations using quantitative methods. Candidate stocks for inclusion in the portfolio are chosen from the S&P 500 Index as well as from a broad universe (the “investable universe”) of stocks, comprised of U.S. domiciled equities with market capitalizations in excess of $1 billion. Stocks within the investable universe are screened and ranked for certain characteristics. The subadviser uses a portfolio optimization program to produce a portfolio that closely reflects the risk characteristics of the S&P 500 Index, including similar sector and industry weightings, while providing for potential excess returns.

The QRS process groups stocks in the investable universe into one of three categories:

•	Bargain stocks. The ranking process identifies those stocks with the lowest historical growth in sales revenue and high cash flows.

•	Glamour stocks. Those stocks with high historical growth in sales revenue, but low cash flows.

•	Neutral stocks. The remaining stocks are categorized as neutral and are used for risk control.

In the case of a specific set of “bargain” stocks, investors’ expectations are generally overly pessimistic when compared to the actual performance record. In the case of “glamour” stocks, expectations are generally overly optimistic when compared to the actual performance record. To capture the effect of investor under reaction to new information, stocks within each category are ranked based on their relative standing with respect to the following momentum variables:

•	Price momentum

•	Changes in analysts’ annual earnings estimates

•	Earnings surprises

•	Earnings Quality

An assignment of expected excess return relative to the S&P 500 Index, known as “alpha,” is assigned to each of the stocks in the bargain and glamour categories. Bargain and glamour stocks are ranked and an alpha file is created. Portfolio management software is used to generate an optimal portfolio that creates a balance between risk characteristics of the benchmark and the excess return potential of the alpha file. The earnings surprises and earnings quality screens are used to eliminate holdings that have the potential to produce problems at the time of portfolio formation, as well as on an ongoing basis. The portfolio optimization process takes all the stocks in the investable universe and builds a portfolio, which replicates the S&P 500 Index within a risk-tolerance range prescribed by the investment policy. This process will tilt the portfolio’s weights (relative to the S&P 500 Index) toward bargain and away from glamour stocks.

At times, the performance of the Fund will trail the performance of the Index. This may be due to the Fund and its investors incurring operating costs and transaction expenses that are not shared by the Index. Also, investors in the Catholic Equity Fund pay a front-end sales charge for Class A shares at the time of purchase, a contingent deferred sales charge on Class D if they redeem their shares within 18 months of their purchase and a contingent deferred sales charge on Class I shares if they redeem their shares within one year of their purchase. A sales charge reduces the total return on your mutual fund shares, as compared to a direct investment in stocks.

Additionally, when the Fund invests the cash proceeds it receives from investors in common stocks of companies included in the Index, the Fund must pay brokerage commissions, which further reduces the amount invested. As the composition of the Index changes, the mutual fund may make corresponding adjustments in its holdings, giving rise to additional brokerage commissions. Also, the Fund incurs other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and, in the case of Class A and D shares, rule 12b-1 service and distribution fees. These fees and expenses reduce the Funds total return as compared to the Index it attempts to track, because no such costs affect the total return of the Index.

Furthermore, because of liquidity needs and other constraints under which the Fund operates, the Fund generally must retain some portion of its assets in cash or cash equivalents. This prevents it from investing 100% of its assets in equity securities at all times. The application of the investment strategy and the sanctity of life exclusionary screen will create further variations between the composition of the Fund's investment portfolio and that of the S&P 500 Index. These differences between the Fund and the Index create further deviations between their performances and create a risk of greater volatility in the performance of the Fund as compared to the Index. These variations contribute to tracking error.

S&P 500 Index

The S&P 500 Index is an index compiled and maintained by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Index consists of 500 stocks chosen by S&P for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. While the S&P 500 Index has proven a good measure of large-cap stocks over time, you should bear in mind that it does not represent the entire U.S. stock market. Historically, the market has gone through cycles where large-cap stocks included in the S&P 500 Index have outperformed and under-performed the broader U.S. stock market. For example, in the mid-to-late 1990's, technology companies experienced rapid growth and comprised an increasing percentage of the S&P 500 Index, exceeding 25% of the Index at various times. The S&P 500 Index experienced significant volatility during this period, much of it attributable to the performance of these technology stocks. For these reasons, while we expect the Fund's performance will track that of the S&P 500 Index, you should not expect that the Fund's performance will track that of the broader U.S. equity markets at all times.

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, implied or expressed, for the shareholders of The Catholic Equity Fund, or any member of the public regarding the advisability of investing in index or other passively managed funds generally, or in this Fund in particular, or the ability of The Catholic Equity Fund to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P 500 Index which is determined, composed and calculated by S&P without regard to this Fund. For more information about the S&P 500 Index and the Fund's authority to use the Index, please see the section of the Statement of Additional Information captioned "Investment Techniques and Strategies - The Equity Fund - S&P 500 Index."

Implementation of the Responsible Catholic Stewardship Principle

The Catholic Equity Fund employs human dignity advocacy activities and the sanctity of life exclusionary screen to achieve the goal of Responsible Catholic Stewardship. The board of directors selected these two particular core Catholic values because they are grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Also, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children and people who need to earn a living. Finally, the board believes that we can practically and efficiently implement each of these values in making day-to-day investment decisions and advocacy and that it can effectively monitor and direct compliance with these values.

The board of directors will establish guidelines, from time to time, that CFI and the adviser will use to screen investments for the Fund, to initiate or join other investors in advocacy activities, and to implement the methods above in the investment practices of the Catholic Equity Fund. The board of directors has adopted policies and procedures delegating to the adviser the day-to-day implementation of these guidelines, subject to the oversight of CFI's board of directors as described below. These guidelines will help focus the Fund’s attention on factors that are relevant in identifying investments and embarking on advocacy campaigns, which are consistent with the selected core Catholic values, but the adviser necessarily will exercise some subjective judgment when applying these guidelines to any specific facts and circumstances. The board of directors will monitor investment selections that the subadviser makes and advocacy actions that the adviser takes for the Fund and will provide specific direction and modify and refine the guidelines as necessary so that, in the judgment of the board of directors, the Fund’s investment selections and advocacy initiatives remain consistent with the selected core Catholic values. The board of directors' decision on these matters will be final. If the Fund owns securities of a company whose products or services are found to be inconsistent with the sanctity of life exclusionary screen, the securities will be sold in an orderly and prudent manner. If, notwithstanding our advocacy efforts, the Fund holds common stock of a company that fails to conform its practices to better reflect a value for the dignity of the human person, this fact alone will not cause us to dispose of its common stock. However, CFI and the adviser will continue their advocacy efforts with respect to the relevant company.

The board of directors may, from time to time, select different or additional core Catholic values that CFI will implement in its investment program. For example, the board of directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the board of directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Fund's investment programs.

Human Dignity Advocacy Activities - Through the sanctity of life exclusionary screen, CFI will avoid investing in securities and obligations of companies and other issuers that directly participate in abortion. If CFI's application of its prudent financial stewardship principle should cause it to invest in common stocks of a company whose employment and other business practices are substantially inconsistent with the dignity and primacy of the human person, the adviser will engage in advocacy activities designed to influence the company's practices to better reflect and promote the dignity and just treatment of people.

To aid in identifying issues and companies that merit attention, CFI is a member of a nonprofit organization of faith-based institutional investors, subscribes to a service that provides detailed analyses of issues coming before company shareholder meetings, subscribes to software that provides relevant information about companies, and utilizes the internet sites of other organizations that research and report on corporate behavior. A committee appointed by the board makes day-to-day decisions on implementing these procedures. The adviser reports at each quarterly board meeting on the prior quarter's human dignity advocacy activity and seeks the board's ratification and guidance as to future activities.

We cannot provide any assurance that our advocacy efforts will be successful in persuading companies to reform their offending practices. If a company fails to reform its practices as requested, the Fund may continue to own the company's stock as long as it is not excluded by the sanctity of life exclusionary screen. The Fund is likely to continue its advocacy efforts with respect to such a company.

Sanctity of Life Exclusionary Screen - Officers of CFI and of the adviser decide whether a company should be excluded from the portfolio on the ground of directly participating in abortions. The Catholic Equity Fund's adviser, CFSC, will assist in this process by using commercial screening software to periodically screen all companies in the portfolio for their participation in abortion. The adviser also screens each company that is a candidate for inclusion in the portfolio. The Fund's officers and investment adviser report at each quarterly board meeting on any decisions made in the prior quarter and on the companies currently excluded and seeks the board's ratification and guidance.

If the officers of CFI and the adviser determine that a company participates directly in abortion, that company's securities will not be purchased for the Fund. If this determination is made after a company's securities already are owned by the Fund, the adviser will direct the subadviser promptly to arrange for the sale of those securities in an orderly fashion.

How to Invest

General

You can buy shares of the Fund through a representative of CFSC or of a financial intermediary who has executed a selling agreement with CFSC authorizing it to sell shares of the Fund, by mail or wire transfer. You buy shares at net asset value ("NAV") plus any sales charge that applies (the "public offering price" or "POP"). Information regarding sales charges imposed upon the different Classes of shares and other information related to Fund shares is available on the Fund’s website and/or through the Fund’s prospectus, which is available on the website.

Three Classes of Shares

The Catholic Equity Fund offers three classes of shares; Class A shares, Class D shares and Class I shares. Each Class has its own sales charge, expense structure and minimum investment amounts, allowing you to choose the Class that best meets your situation.

When selecting a Class of shares, you should bear in mind that, if you are not an institution eligible to purchase Class I shares and you are making a large investment of $250,000 or more and you plan to hold your investment for more than five years, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower on-going distribution fee than Class D shares. The combination of these two factors likely will mean that long-term purchases (5 years or more) of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class D shares. If you are purchasing shares in an account with an aggregated value of $1,000,000 or more and plan to hold the shares for longer than 18 months, then Class A shares are definitely preferable to Class D shares because there is no front-end sales charge on purchases of Class A shares in that amount, because Class A shares carry a lower on-going distribution fee than Class D shares and because the contingent deferred sales charge on investments of in an account with an aggregated value of $1,000,000 or more is eliminated after the shares are held for 18 months.

The following table shows which classes of shares are available for what types of investors, and also highlights some of the differences between the three classes.

Features of Class	Class A Shares	Class D Shares	Class I Shares
Eligible investors	Retail investors who purchase with or without the use of a financial intermediary	Retail investors who purchase with or without the use of a financial intermediary	Institutional investors(1)

Front-end sales charge	5.00%(2)	None	None

Contingent deferred sales charge	None(3)	1.00% (which is eliminated after you own your shares for 18 months)	0.35% (which is eliminated on the anniversary date of your purchase)

12b-1 Fee	Twenty-five basis points (0.25%)	One Hundred basis points (1.00%)	None

Minimum investment amount	$1,000(4)	$1,000(5)	$2,000,000

Maximum investment amount	None	$500,000 (6)	None

(1)	Please refer to "Purchasing Class I Shares" below for a description of institutions that are eligible to purchase Class I shares.

(2)	The front-end sales charge declines as the amount of your purchases increase (please refer to "Purchasing Class A Shares" below).

(3)
Investments in accounts with an aggregated value of $1,000,000 or more, purchased without a front-end sales charge, and that are redeemed within 18 months after purchase are subject to a contingent deferred sales charge of 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

(4)	This minimum investment amount is reduced for certain types of purchasers. Please refer to "Purchasing Class A Shares" below.

(5)	This minimum investment amount is reduced for certain types of purchasers. Please refer to "Purchasing Class D Shares" below.

(6)
CFI imposes a $500,000 limit on each purchase of Class D shares. Purchase orders in excess of this amount will not be accepted. If you would like to invest more than $500,000, you are encouraged to consider acquiring Class A shares or, if available to you, Class I shares, both of which incur lower annual operating expenses.

Purchasing Class A Shares

Front-End Sales Charge. You may purchase Class A shares of the Catholic Equity Fund at NAV plus a maximum sales charge of 5.00% of the public offering price (or 5.26% of the NAV). We may reduce or waive sales charges on certain purchases of Class A shares of the Catholic Equity Fund. The following chart shows the sales charge percentage for shares at different dollar level purchases.

	Maximum Sales Charge as a Percentage of POP		Maximum Sales Charge as a Percentage of Net Amount Invested	Dealer Reallowance
Less than $25,000	5.00%		5.26%	4.25%
$25,000 but less than $50,000	4.75%		4.99%	4.00%
$50,000 but less than $100,000	4.00%		4.17%	3.25%
$100,000 but less than $250,000	3.00%		3.09%	2.50%
$250,000 but less than $500,000	2.00%		2.04%	1.50%
$500,000 but less than $1,000,000	1.00%		1.01%	0.80%
$1,000,000 and up	0.00	%(1)	0.00%	0.50	%(2)

(1)
If shares are redeemed within 18 months after they were purchased without a front-end sales charge as part of an investment in an account with an aggregated value of $1,000,000 or more, a contingent deferred sales charge will be imposed on the redemption. That charge will not exceed 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

(2)
For sales of $1,000,000 or more, CFSC, from its own resources, pays to the selling broker a fee of 50 basis points (0.50%) of the amount invested. This fee is available to all brokers for each sale of $1,000,000 or more that they make.

Some brokers may pay their registered representatives different rates of compensation for selling certain mutual funds that may provide an incentive to offer some funds rather than others. You should ask your broker-dealer if it maintains any such policies.

In addition to the dealer reallowances above, CFSC has entered into a Selected Dealer Agreement with B.C. Ziegler and Company (“BCZ”) pursuant to which CFSC pays, from its own resources, to BCZ a “finder’s fee” of 25 basis points (0.25%) of the amount invested for sales of any Class A shares distributed through BCZ’s network. However, for any purchases of Class A shares of $1,000,000 or more that are redeemed within one year of purchase, BCZ must return the finder’s fee to CFSC.

CFSC may pay additional commissions and concessions to participating brokers and financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the dealer reallowance with respect to the shares sold. CFSC may offer additional compensation in the form of trips, merchandise or sales incentives to registered representatives.

Reducing Your Sales Charge on Class A Shares

We may reduce your sales charges on purchases of shares under certain circumstances, described below. If you are eligible for one of these reductions, you must tell us or your registered representative at the time you purchase shares or you may not receive the reduction. We reserve the right to stop or change these reductions at any time.

RIGHT OF ACCUMULATION: You can combine all your Class A share purchases across accounts, including the purchases of your immediate family, when computing your current sales charge for Class A shares. Immediate family means your spouse and your children who are dependents for federal income tax purposes. Eligible Class A shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer-sponsored plans can link the Class A shares in the plan for purposes of calculating a sales charge reduction. Right of Accumulation includes the value of all shares at the public offering price. Be sure to identify all of your related accounts that should be accumulated under this program when you purchase Fund shares.

LETTER OF INTENT: If you expect to invest $25,000 or more of Class A shares during the next 13 months, you can reduce your sales charge by signing a Letter of Intent. A Letter of Intent permits you to pay the sales charge that would be applicable if you add up all Class A shares of the Catholic Equity Fund that you agree to buy within the 13-month period. You can include purchases in accounts you have linked for purposes of the Right of Accumulation, and you can backdate a Letter of Intent to include purchases made in the last 90 days. However, we do not recalculate the sales charge on prior purchases. You do not have any obligation to buy additional shares. During the Letter of Intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the Letter of Intent within the 13-month period, we will sell escrowed shares to cover any additional sales charges due from you. You should sign only one Letter of Intent for all accounts combined under Right of Accumulation.

PURCHASES WITHOUT A SALES CHARGE: You may purchase Class A shares of the Fund at net asset value, without a front-end sales charge, provided you notify CFSC, the Funds’ distributor, in writing at the time of purchase that you are eligible under one of the following circumstances:

a)
any investor purchasing at least $1.0 million of shares or the value of the investor’s account at the time purchase is at least $1.0 million, provided the purchase is made through a registered representative who has executed a dealer agreement with CFSC. CFSC may make a payment or payments, out of its own funds, to the registered representative in an amount not to exceed 0.50% of the amount invested. If you purchase any shares without a sales charge pursuant to this program and you redeem any of those shares within 18 months of your purchase, you will pay a contingent deferred sales charge on the redeemed shares in an amount not to exceed 0.50% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase;

b)
any plan qualified under Section 401(k) or 403(b)(7) of the Internal Revenue Code that purchases at least $500,000 of shares or commits, through a Letter of Intent as described above, to purchasing $500,000 of shares during the next 13 months or that is on certain platforms of plan administrators or recordkeepers that are selected by CFI. If such a plan purchases shares of the Fund through a registered representative, CFSC may make a payment or payments, out of its own funds, to the registered representative in an amount not to exceed 0.50% of the amount invested;

c)
any current or retired member of CFI’s or CFSC’s board of directors; any officer, employee or registered representative of CFSC, of the Catholic Fraternal Alliance, of any subadviser to CFI or of any of their affiliates; any registered representative of any selected dealer or other financial intermediary that has entered into a selling agreement with CFSC authorizing it to sell shares of the Fund; any trust, pension, profit sharing or other benefit plan in which any of the foregoing persons is a beneficiary; and any shares purchased jointly with or individually by any member of the immediate family of the foregoing persons, including spouse, child, stepchild, sibling, parent, stepparent, grandchild and grandparent, in each case including in-law and adoptive relationships;

e)	any shares obtained through the reinvestment of distributions from any class of the Fund;

f)
any shares purchased through an asset allocation program, wrap fee program or similar program of services administered by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by CFSC. Investors should read the program materials provided by the service provider, including information related to fees, in conjunction with this prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services. When purchasing shares this way, the service provider, rather than the investor as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with participation in the program of services. Certain service providers may receive compensation from CFI and/or CFSC for providing such services; and

g)
any or all redemption proceeds received from the redemption of Class A shares of the Fund may be reinvested in Class A shares of the Fund, without a front-end sales charge, if a written notice is sent to CFI or the transfer agent not more than 90 days after the shares are redeemed. Redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request to reinvest. This reinvestment privilege may be exercised only once upon redemption of shares. In order to take advantage of the reinvestment privilege, send a written request and a check for the amount to be reinvested to the Fund’s transfer agent. The dollar amount reinvested cannot exceed the dollar amount sold. The sale of Class A shares may be a taxable event despite the reinvestment.

If you have questions regarding whether you qualify to purchase Class A shares at net asset value without a front-end sales charge, consult with your broker or any other intermediary through whom you purchase your shares or contact us directly at 1-877-222-2402.

Minimum Purchase Amounts: The table below shows the minimum amounts that apply to your purchases of Class A shares of the Catholic Equity Fund.

Minimum Purchase Amount Per Account Per Transaction	Initial Purchase*	Additional Purchase
Regular Account*	$1,000	$50
IRA*	$250	$50
Automatic Investment Plan	$0	$50
UGMA or UTMA**	$250	$50

*	Indicates purchases made by check or wire.

**
Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). The custodial accounts provide a way to give money to a child and obtain tax benefits. Under current federal law an individual can give up to $11,000 a year per child without paying federal gift tax.

We may waive the minimum investment amount needed to open or add to an account.

Purchasing Class D Shares of the Catholic Equity Fund

General. You may purchase Class D shares of the Catholic Equity Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class D shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. After you own your shares for 18 months, the contingent deferred sales charge terminates. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Catholic Equity Fund on your Class D shares.

To reduce your costs, when you redeem Class D shares in the Catholic Equity Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those shares that you have held for more than 18 months or those shares that you purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class D shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs, and 403(b) plans, or to meet certain retirement plan requirements.

CFSC may make a payment or payments, from it own resources, of 100 basis points (1.00%) of the amount invested to any broker selling Class D shares. This fee is available to all brokers for each sale of Class D shares. In addition, CFSC has entered into a Selected Dealer Agreement with BCZ pursuant to which CFSC pays, from its own resources, to BCZ a finder’s fee of 25 basis points (0.25%) of the amount invested for sales of any Class D shares distributed through BCZ’s network.

Minimum Purchase Amounts: The table below shows the minimum amounts that apply to your purchases of Class D shares of the Catholic Equity Fund.

Minimum Purchase Amount Per Account Per Transaction	Initial Purchase*	Additional Purchase
Regular Account*	$1,000	$50
IRA*	$250	$50
Automatic Investment Plan	$0	$50
UGMA or UTMA**	$250	$50

*	Indicates purchases made by check or wire.

**
Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). The custodial accounts provide a way to give money to a child and obtain tax benefits. Under current federal law an individual can give up to $11,000 a year per child without paying federal gift tax.

We may waive the minimum investment amount needed to open or add to an account.

Maximum Purchase Amounts: CFI imposes a $500,000 limit on each purchase of Class D shares. Purchase orders in excess of this amount will not be accepted. If you would like to invest more than $500,000, you are encouraged to consider acquiring Class A shares or, if available to you, Class I shares, both of which incur lower annual operating expenses.

Purchasing Class I Shares of the Catholic Equity Fund

Eligible institutions may purchase Class I shares of the Catholic Equity Fund. Institutions that are eligible to purchase Class I shares include any corporation, limited liability company, partnership or other company or business association, a church, parish, fraternal benefit society or other religious or fraternal organization or association, a trust or endowment fund and any other legal entity that is not a natural person or the alter ego of a natural person (e.g., sole proprietorship, IRA account, revocable trust of a grantor who is a natural person, etc.), provided such legal entity was not formed for the specific purpose of investing in the Fund. Class I shares have no front-end sales charge and no rule 12b-1 fee, but have a contingent deferred sales charge if you redeem any of your Class I shares within one year after purchase. The amount of the contingent deferred sales charge is 0.35% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. The contingent deferred sales charge terminates on the anniversary date of your purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by The Catholic Equity Fund on your Class I shares.

CFSC has entered into a Selected Dealer Agreement with BCZ pursuant to which CFSC pays, from its own resources, to BCZ a finder’s fee of 15 basis points (0.15%) of the amount invested for sales of $2,000,000 to $5,000,000 of Class I shares and a finder’s fee of 10 basis points (0.10%) of the amount invested for sales of Class I shares in excess of $5,000,000.

The minimum initial purchase amount for Class I shares in the Catholic Equity Fund is $2,000,000, and for additional purchases of Class I shares is $1,000. For Class I shares purchased through an Automatic Investment Plan, the minimum initial purchase amount is $2,000,000, and for transactions after you start your plan, the minimum purchase amount is $500 per account. We may waive the minimum investment amount needed to open or add to an account.

Opening a New Account

You can open a new account through a representative of CFSC or of any selected dealer or other financial intermediary that has entered into a selling agreement with CFSC authorizing it to sell shares of the Fund (a “Registered Representative”), directly by mail or directly by wire. A complete, signed application is required for new accounts. Also, you will need to fill out an application if after you open your account, you subsequently purchase shares of a Fund that was not selected in your initial application.

Your Registered Representative is ready to help you open a new account. If you do not know the name of your Registered Representative, please call CFSC toll-free at 1-877-846-2372.

To open your account by mail, just follow these steps:

1.	Please review this prospectus.

2.
Please complete a Catholic Funds Application and New Account Form, which should be included with the prospectus, for every different account registration. For example, you need a separate application and form for an individual account in the Catholic Equity Fund and an IRA invested in the Catholic Equity Fund. If you don't complete the application and form properly, your purchase may be delayed or rejected.

3.	Mail your completed application and check made payable to The Catholic Funds to:

REGULAR MAIL

THE CATHOLIC FUNDS, INC.
P.O. BOX 05710
MILWAUKEE, WI 53205-5710

EXPRESS MAIL/PRIVATE DELIVERY

THE CATHOLIC FUNDS, INC.
1100 WEST WELLS STREET
MILWAUKEE, WI 53233

To open your account by mail, just follow these steps:

1.	Please review this prospectus.

2.
Before you wire funds, please complete a Catholic Funds Application and New Account Form, which should be included with the prospectus, for every different account registration. For example, you need a separate application and form for an individual account in the Catholic Equity Fund and an IRA invested in the Catholic Equity Fund. If you don't complete the application and form properly, your purchase may be delayed or rejected.

3.	Mail or overnight deliver your Catholic Funds Application and New Account Form to the transfer agent.

4.
Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.

5.	Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)

In compliance with the USA Patriot Act of 2001, please note that the Fund’s transfer agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact The Catholic Funds toll-free at 1-877-846-2372 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Accounts for Retirement Savings

Shareholders, their enterprises as well as Catholic organizations may establish their own individual or business retirement plans. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan.

A third-party maintenance fee may apply to some retirement accounts.

We accept investments from the retirement plans listed below:

•	Traditional IRA (Individual Retirement Account);

•	"Rollover" IRA;

•	Roth IRA (annual contributions are not tax deductible, but distributions may not be subject to income tax);

•	SEP-IRA (Simplified Employee Pension Plan);

•	SIMPLE-IRA (Savings Incentive Match Plan for Employees);

•	Coverdell Education Savings Accounts [formerly known as Education IRA] - (annual contributions are not tax deductible, but distributions may not be subject to income tax);

•	403(b)(7) retirement plan account (legal restrictions apply to your ability to withdraw funds from this account); and

•	Qualified retirement plans.

We do not provide any prototype qualified retirement plans (i.e., pension, profit sharing and 401(k) plans), although these plans may invest in the Fund.

Buying Additional Shares for Your Account

After you have opened an account with The Catholic Funds, you can make additional investments of $50 or more ($1,000 or more for Class I shares) to that account by mail, telephone or wire. Please put your name and your Catholic Funds account number on the face of all investment checks and make sure your checks are payable to "The Catholic Funds." Some retirement accounts, such as the 403(b)(7) Retirement Plan, may allow you to make investments only by deferring part of your salary.

Additional Purchases by Mail. Purchase orders should be sent to:

REGULAR MAIL

THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701

EXPRESS MAIL/PRIVATE DELIVERY

THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
THIRD FLOOR
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207

Additional Purchases by Telephone: Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application and provided a voided check or pre-printed savings deposit slip. Telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. In order to use this option, your bank or financial institution must be an Automated Clearing House member. We are unable to debit mutual fund or pass through accounts. Once you have selected this option, you can call shareholder services at 1-877-222-2402 and have money withdrawn from your bank checking or savings account to make your investment. Each telephone purchase must be in the amount of $50 or more. You pay the next price computed after the Funds have received your request for purchase. For example, if you telephone before 3:00 (CST), you will get that day’s price.

Additional Purchases by Wire: Before sending your wire, please contact the transfer agent at 1-877-222-2402 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds as described above for initial investments by wire.

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Account Registration

How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your Catholic Funds application. Some account registrations may require additional documents.

Automatic Investment Plans

To make regular investing more convenient, you can open an automatic investment plan with no initial investment in either Class A or Class D shares, and a minimum of $50 per account per transaction after you start your plan. For Class I shares, you can open an automatic investment plan with an initial investment of at least $2,000,000 and a minimum of $500 per account per transaction after you start your plan. Using The Catholic Funds Automatic Investment Plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you "dollar cost average," you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low. Your Registered Representative is ready to help you set up one of the following plans.

THE BANK DRAFT PLAN allows you to make regular investments in the Fund directly from your checking or savings account. The following rules and/or guidelines apply:

•
For Class A or Class D shares, you can open an account by providing the necessary checking or savings account information with no initial investment or by having an existing account. For Class I shares, you can open account with a check for at least $2,000,000 or by having an existing account;

•
You can select up to two transaction dates per month (at least ten days apart). If you don't select the date(s), the money will automatically be withdrawn from your bank account on the 5th (and 15th) of the month;

•
To start the plan or change your bank account, you must notify Shareholder Services in writing at least 15 days prior to the transaction date. All bank account owners must sign the account application;

•	To stop or change the amount of your plan, you must notify Shareholder Services in writing or via telephone at 1-877-222-2402 at least (5) five business days prior to the transaction date; and

•	Make sure you have enough money in your bank account to make the investment so you can avoid paying any possible fees from your bank or our transfer agent.

THE PAYROLL DEDUCTION SAVINGS AND INVESTMENT PLAN allows employees of participating companies to invest in the Fund through direct deduction from their paychecks or commission checks.

All payroll deductions for retirement plan accounts will be considered current year contributions unless we are notified in writing.

Payment

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

If your payment does not clear, we will cancel your purchase and hold you responsible for any losses and/or fees sustained by the Fund and charge a $25.00 fee to your account. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

If you need to redeem any shares, which were not purchased by wire, within 12 days of the investment, we will delay sending your redemption proceeds for up to 12 days to ensure that your purchase has cleared. This does not limit your right to redeem.

Anti-Money Laundering Program

The Catholic Funds and CFSC have established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications. The Catholic Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Abusive Trading Practices

Catholic Funds discourages short-term or excessive trading and other abusive trading practices. Short-term trading by shareholders can disrupt portfolio management, negatively impact fund performance and increase fund expenses, thereby adversely affecting the long-term investors for whom the Fund is designed. The Board of Directors has adopted the policy described below, which is designed to discourage market timing. The policy specifically prohibits any shareholder from making, during any 12-month period, more than three purchases back into the Fund that were preceded by or otherwise associated with redemptions from the Fund. This prohibition does not apply to shareholders using automatic investment or systematic withdrawal plans.

Several different tactics are used to reduce the frequency and effect that abusive trading can have on the Fund. Catholic Funds may use a combination of monitoring shareholder activity, restricting shareholder transactions on certain accounts and fair value pricing as applicable (see "Other Share and Shareholder Information - Share Price Calculation" below). When monitoring shareholder activity, Catholic Funds may consider several factors including, but not limited to, the amount and frequency of transactions, the amount of time between purchases and redemptions, trading patterns and total assets in the Fund that are purchased and redeemed. In making this evaluation, Catholic Funds may consider trading in multiple accounts under common ownership or control.

The nature of the efforts undertaken and the resulting action by Catholic Funds depends, among other things, on the type of shareholder account. If Catholic Funds believes that an investor has engaged in frequent, short-term or other inappropriate or abusive trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; and/or refuse to open an account. Catholic Funds also may reject an order from someone ineligible to invest or Catholic Funds may refuse to transact business with such persons as described above under "Anti-Money Laundering Program."

If inappropriate trading is detected in an omnibus account registered in the name of a financial intermediary or plan sponsor, Catholic Funds may request that the intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in appropriate trading. To avoid those collateral consequences, for retirement plans, Catholic Funds generally will communicate with the intermediary or plan sponsor and request that the intermediary or plan sponsor take action to cause the inappropriate trading by that participant or participants to cease. If inappropriate trading recurs, Catholic Funds may refuse all future purchases from the plan, including those of plan participants not involved in the appropriate activity.

The identification of inappropriate or abusive trading involves judgments that are inherently subjective and the above actions cannot eliminate the possibility that inappropriate trading activity in the Fund will occur.

Catholic Funds has no special arrangements in place with any person allowing that person to engage in short-term trading practices which are inconsistent with its policy described above.

Selling Your Shares

General

You can redeem (sell) your shares on any business day. We redeem Class A, Class D and Class I shares at net asset value, less the amount of any applicable contingent deferred sales charge.

If we receive your request in good order before the close of the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your transaction at the closing price on the next business day. A redemption request is in good order when it contains all account owners' signatures (including signature guarantees when needed) the required information listed below, and any legally required additional information and documentation. You can sell shares by mail or telephone.

By Mail

Please include the following in your redemption request:

•	Name(s) of the account owner(s);

•	Account number(s);

•	Amount you want to receive or the number of shares you want to sell;

•	Tax withholding information, if required, for retirement accounts; and

•	Signatures of all account owners.

YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL ORDERS IF:

1.	You want to sell shares with a value of more than $25,000;

2.	You want the proceeds sent to an address other than the one listed for your account;

3.	You want the check payable to someone other than the account owner(s);

4.	You changed ownership on your account;

5.	You the proceeds transmitted by federal wire transfer to a bank other than the bank of record;

6.	You added or changed the pre-designated bank information on an account; or

7.	You submitted a change of address request to the transfer agent within the last 30 days.

In addition to the situations described above, the Fund and /or the transfer agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation.

You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

REGULAR MAIL

THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701

EXPRESS MAIL/PRIVATE DELIVERY

THE CATHOLIC FUNDS, INC.
C/O U.S. BANCORP FUND SERVICES, LLC
THIRD FLOOR
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207

By Telephone

To make investing in the Fund more convenient, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic Funds, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

The following rules and/or guidelines for selling by telephone apply:

•	You must give us written authorization, including the signature of all the owners of the account, on the Catholic Funds Application or Account change Form;

•	You must call shareholder services toll-free at 1-877-222-2402;

•	You must provide a form of personal identification to confirm your identity;

•	You can sell up to $25,000 worth of shares;

•	Retirement plan accounts are not eligible;

•	You can do only one telephone redemption within any 30-day period for each authorized account;

•	Telephone redemptions are not available if the address on the account has been changed in the preceding 30 days;

•	We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day’s price; and

•
Shares cannot be sold by telephone in the following circumstances: when you want the proceeds payable to someone other than the account owner; when you want the proceeds sent to an address other than the one listed for your account; when the ownership for your account has changed; when you want the proceeds transmitted by federal wire transfer to a bank other than the bank of record; and when you added or changed the pre-designated bank information on an account.

If you would like to add the telephone redemption option to an existing account, you must obtain a signature guarantee. You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

Receipt of Proceeds

You typically have three options for receiving redemption proceeds regardless of whether the redemption was made in writing or via telephone.

•	You may have redemption proceeds mailed to you by check to your address of record;

•
You may have your redemption proceeds wired to your pre-designated bank account (you will pay a $15 fee for each wire redemption; however, wire redemptions may not be available for all retirement plan accounts); or

•
You may have your proceeds sent by electronic funds transfer via the Automated Clearing House (ACH) network to your pre determined bank account. (There is no charge for this service but credit may not available for 2 -3 days.)

Systematic Withdrawal Plan

You can have money automatically withdrawn from your account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. The following rules and/or guidelines apply:

•	You need a minimum of $5,000 ($2,000,000 for Class I shares) in your account to start the plan;

•	You must withdraw a minimum of $100 ($1,000 for Class I shares) monthly;

•	You can select the date(s) on which the money is withdrawn. If you do not select the date(s), we will withdraw the money automatically from your account on the 15th of the month;

•	To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

•	To stop or change your plan, you must notify us at least five business days prior to the next withdrawal; and

•
Because of the front-end sales charge on Class A shares and the contingent deferred sales charge on Class D and Class I shares, you must consider carefully the costs of frequent investments in and withdrawals from your account.

Closing Small Accounts

All Catholic Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000 ($50,000 for Class I shares). This does not apply to retirement plan accounts, automatic investment plans or UGMA/UTMA accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $1,000 ($50,000 for Class I Shares).

Payments "In Kind"

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.

Other Share and Shareholder Information

Distribution Fees

We have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Catholic Equity Fund to pay distribution fees for the sale and distribution of its shares and continuing services to shareholder accounts. The table below shows the rate of the Rule 12b-1 fee for each Class of shares of the Fund.

Name of Fund	Class A Shares	Class D Shares	Class I Shares
The Catholic Equity Fund	0.25 of 1%	1.00 of 1%	None

The twenty-five basis point fee paid on Class A shares is for services provided by the distributor to existing shareholders. This shareholder servicing fee is a reimbursement fee, meaning that it is paid only to the extent that the distributor demonstrates it has incurred expenses in servicing shareholders at least equal to the applicable fee. The one hundred basis point 12b-1 fee paid on Class D shares is compensation for distribution services, meaning the distributor is entitled to receive this fee regardless of whether its costs and expenses in distributing Class D shares of the Fund equal or exceed the fee.

Because these fees are paid on the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Share Price Calculation

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share (plus any applicable front-end sales charge in the case of purchases and any contingent deferred sales charge in the case of redemptions) determined on the effective date of the purchase or redemption. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 3:00 p.m. Central Time. We do not calculate the net asset value for the Fund on the days when the NYSE is closed for trading. NAV EQUALS TOTAL ASSETS MINUS LIABILITIES DIVIDED BY NUMBER OF SHARES OUTSTANDING.

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there are no transactions during a given day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by CFSC. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value.

Securities not currently traded or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Securities for which prices are unavailable or unreliable may include securities with respect to which an event occurs that affects the value of that security after the time for which the latest price information is available but before the Fund's NAV has been calculated. For example, trading in a security may be halted during a trading day and, before the Fund is priced for the day, the company may issue a press release announcing a sale, acquisition, asset impairment, bankruptcy or some other material development that causes the last sale price on the exchange on which the company's stock is traded to no longer fairly represent its value. The Board has adopted specific procedures for valuing such portfolio securities and delegated the responsibility of fair value determinations to a valuation committee. Some of the factors that may be considered by the valuation committee in determining fair value include the following:

•	Fundamental analytical data relating to the issuer of the security;

•	The nature and duration of any restriction on the disposition of the securities;

•	The likely impact of any events or announcements arising after the security ceased trading for the day;

•	Trading in similar securities of the same issuer or comparable companies;

•	Information from broker/dealers; and

•	An evaluation of the forces that influence the market in which the security is purchased or sold.

Disclosure of Fund Portfolio Holdings

For a description of the Fund's policy and practices with respect to the disclosure of its portfolio securities, please see the section of the Catholic Equity Fund's SAI captioned "Disclosure of Fund Portfolio Holdings."

Dividends, Capital Gains and Taxes

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

The Catholic Equity Fund will distribute any net investment income annually and will distribute any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution to comply with federal tax requirements. You may choose to have your dividends and capital gain distributions automatically reinvested in shares of the Funds at net asset value without a sales charge or you may take them in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

If your account is a taxable account, you will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares.

If you redeem the Fund's shares, any gain on the transaction may be subject to tax.

The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

Federal law requires us to withhold 28% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in the Fund.

Reinvestment of Fund Distributions

Unless you request otherwise on your account application, we will reinvest all of your income dividends and/or capital gains distributions into additional shares of the same Class of the Fund. Shares that you purchase in this fashion will not be subject to either a front-end or a contingent deferred sales charge. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvested them or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends and other distributions.

Foreign Investors

Shares of the Fund have not been registered for sale outside of the United States. The Catholic Equity Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Catholic Equity Fund Financial Highlights

The financial highlights tables are intended to help you understand the Fund and its performance since inception. Information shown for The Catholic Equity Fund includes the operations of The Catholic Disciplined Capital Appreciation Fund for all periods prior to April 3, 2002, because it is deemed the survivor, for financial accounting purposes, of the April 2, 2002 consolidation of it and the other two then existing equity Funds of The Catholic Funds into The Catholic Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Catholic Equity Fund Shareholder Report. You may obtain the report free by calling toll-free 1-877-222-2402.

The Catholic Equity Fund - Class A Shares

	For the Year Ended September 30,
	2006(2)		2005(2)		2004(2)	2003(2)		2002(2)
Net Asset Value, Beginning of Period	$9.93		$8.95		$7.99	$6.48		$8.43
Net investment income (loss)	0.10		0.13		0.08	0.04		0.06
Net realized and unrealized gain (loss) on investments	0.98		0.95		0.93	1.49		(1.83)
Total from Investment Operations	1.08		1.08		1.01	1.53		(1.77)
Distributions from net investment income	(0.09)		(0.10)		(0.05)	(0.02)		—
Distributions from net realized gain	—		—		—	—		(0.18)
Total Distributions	(0.09)		(0.10)		(0.05)	(0.02)		(0.18)

Net Asset Value, End of Period	$10.92		$9.93		$8.95	$7.99		$6.48
Total return(1)	10.94%		12.07%		12.70%	23.71%		(21.65)%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$13,117,558		$8,451,198		$6,868,111	$4,683,756		$2,865,775
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.66%		1.89%		1.94%	2.44%		2.48%
After expense waivers and reimbursements	0.78	%(6)	0.64	%(5)	0.95%	0.95%		1.23%
Ratio of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	0.25%		0.20%		(0.22)%	(0.66)%		(0.94)%
After expense waivers and reimbursements	1.13%		1.45%		0.77%	0.83%		0.31%
Portfolio turnover rate	87.63	%(7)	5.31%		1.88%	9.46	%(3)	31.23	%(4)

(1)	Based on net asset value, which does not reflect the sales charge.

(2)
Information for the period from October 1, 2001 through April 2, 2002 reflect the operations of the Catholic Disciplined Capital Appreciation Fund. Information for the period April 3, 2002 through September 30, 2005 reflects the operations of the Catholic Equity Fund.

(3)	Portfolio turnover rate excludes purchases and sales from merger of The Catholic Values Investment Trust and the Catholic Equity Fund.

(4)	Portfolio turnover reflects the operations of the Catholic Equity Fund for the period April 3, 2002 through September 30, 2002.

(5)	On November 15, 2004, the adviser voluntarily increased its expense reimbursements and fee waivers to the Fund, thereby decreasing its expense ratio from 0.95% to 0.60%.

(6)	On February 1, 2006, the adviser adjusted its expense reimbursements and fee waivers to the Fund, thereby increasing its expense ratio from 0.60% to 0.85% on an annual basis.

(7)	On February 1, 2006, the adviser changed the Fund’s investment objective from an S&P 500 Index strategy to an enhanced index strategy, per Board approval.

The Catholic Equity Fund - Class D Shares

	For the Period Ended September 30, 2006(1)
Net Asset Value, Beginning of Period	$10.00
Net investment income	0.00
Net realized and unrealized gain (loss) on investments	0.29
Total from Investment Operations	0.29
Distributions from net investment income	__
Total Distributions	__
Net Asset Value, End of Period	$10.29
Total return	2.90	%(2)
RATIOS TO AVERAGE NET ASSETS
Net assets, end of period	$11,241
Ratio of expenses to average net assets:
Before expense waivers and reimbursements(3)	2.38%
After expense waivers and reimbursements(3)	1.59%
Ratio of net investment income (loss) to average net assets:
Before expense waivers and reimbursements(3)	(0.51)%
After expense waivers and reimbursements(3)	0.28%
Portfolio turnover rate	87.63	%(4)

(1)	Reflects operations for the period from April 12, 2006 (commencement of operations, to September 30, 2006.

(2)	Not annualized.

(3)	Computed on an annual basis.

(4)	On February 1, 2006, the adviser changed the Fund’s investment objective from an S&P 500 Index strategy to an enhanced index strategy, per Board approval.

The Catholic Equity Fund - Class I Shares

	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Period Ended September 30, 2002(1)
Net Asset Value, Beginning of Period	$9.95	$8.96	$8.00	$6.49	$9.02
Net investment income	0.10	0.16	0.09	0.07	0.02
Net realized and unrealized gain (loss) on investments	1.00	0.95	0.94	1.49	(2.55)
Total from Investment Operations	1.10	1.11	1.03	1.56	(2.53)
Distributions from net investment income	(0.11)	(0.12)	(0.07)	(0.05)	___
Total Distributions	(0.11)	(0.12)	(0.07)	(0.05)	___
Net Asset Value, End of Period	$10.94	$9.95	$8.96	$8.00	$6.49
Total return	11.18%	12.41%	12.89%	24.19%	(28.05	)%(2)
RATIOS TO AVERAGE NET ASSETS
Net assets, end of period	$45,495,426	$27,824,251	$21,818,191	$18,540,009	$9,831,101
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.41%	1.64%	1.69%	2.19%	2.55%	(3)
After expense waivers and reimbursements	0.53% (6)	0.39% (5)	0.70%	0.70%	0.70%	(3)
Ratio of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	0.50%	0.45%	0.03%	(0.41)%	(0.82	)%(3)
After expense waivers and reimbursements	1.38%	1.70%	1.02%	1.08%	1.03%	(3)
Portfolio turnover rate	87.63% (7)	5.31%	1.88%	9.46% (4)	31.23%	(2)

(1)	Reflects operations for the period from April 3, 2002 (commencement of operations), to September 30, 2002.

(2)	Not annualized.

(3)	Computed on an annualized basis.

(4)	Portfolio turnover rate excludes purchases and sales from merger of The Catholic Value Investment Trust and the Catholic Equity Fund.

(5)	On November 15, 2004, the adviser voluntarily increased its expense reimbursements and fee waivers to the Fund, thereby decreasing its expense ratio from 0.70% to 0.35%.

(6)	On February 1, 2006, the adviser adjusted its expense reimbursements and fee waivers to the Fund, thereby increasing its expense ratio from 0.35% to 0.60% on an annual basis.

(7)	On February 1, 2006, the adviser changed the Fund’s investment objective from an S&P 500 Index strategy to an enhanced index strategy, per Board approval.

FURTHER INFORMATION ABOUT THE AVE MARIA RISING DIVIDEND FUND

For more information about the Ave Maria Fund, including information on its investment objectives, principal strategies and risks, expenses, management, purchase, redemption and exchange procedures, and shareholder services, please read the Ave Maria Fund Prospectus which is incorporated by reference into and accompanies this proxy statement and prospectus.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

A-i

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this "Agreement") is made as of this 26th day of January, 2007, by and between The Catholic Funds, Inc., a Maryland corporation ("CFI"), on behalf of the Catholic Equity Fund (the "Catholic Equity Fund"), and the Schwartz Investment Trust, an Ohio business trust ("Schwartz"), on behalf of the Ave Maria Rising Dividend Fund (the "Ave Maria Fund").

RECITALS

WHEREAS, CFI is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of a single series or investment portfolio, namely the Catholic Equity Fund;

WHEREAS, Schwartz is registered with the SEC as an open-end management investment company under the 1940 Act, currently consisting of five separate series or investment portfolios, including the Ave Maria Fund;

WHEREAS, the Board of Directors of CFI and the Board of Trustees of Schwartz have each approved this Agreement and the transactions described herein;

WHEREAS, the Catholic Equity Fund and the Ave Maria Fund have similar investment objectives, principal investment strategies and Catholic values based investment philosophies;

WHEREAS, the parties desire to provide for the reorganization of the Catholic Equity Fund through the acquisition by the Ave Maria Fund of substantially all of the property, assets and goodwill of the Catholic Equity Fund and the assumption by the Ave Maria Fund of the stated and certain other liabilities of the Catholic Equity Fund in exchange for shares of beneficial interest of the Ave Maria Fund; the distribution of such shares of the Ave Maria Fund to the holders of shares of each class of common stock of the Catholic Equity Fund according to their respective ownership interests; and the liquidation of the Catholic Equity Fund as soon as practicable thereafter; and

WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of the Internal Revenue Code of 1986, as amended.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Definitions

For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

1.1 "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

1.2 "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

1.3 "Ave Maria Fund" means the Ave Maria Rising Dividend Fund, a designated series or investment portfolio of Schwartz.

1.4 "Ave Maria Fund Regulatory Approvals" shall have the meaning set forth in Section 6.9 of this Agreement.

1.5 "Ave Maria Fund Shares" means the shares of beneficial interest of the Ave Maria Fund to be issued pursuant to this Agreement, as described in Section 2.1 hereof.

1.6 "Catholic Equity Fund" means the Catholic Equity Fund, a designated series or investment portfolio of CFI.

1.7 "Catholic Equity Fund Assets" means the portfolio securities, cash, cash equivalents, dividend and interest receivables, and other properties, rights and assets owned by the Catholic Equity Fund as of the close of business on the Closing Date.

1.8 "Catholic Equity Fund Liabilities" means all of the liabilities of the Catholic Equity Fund that (a) are reflected in the calculation of the net asset value of the Catholic Equity Fund as of the close of business on the Closing Date, (b) constitute ordinary operating liabilities of the Catholic Equity Fund (including without limitation liabilities associated with securities transactions subject to settlement and contractual liabilities) that are not required under generally accepted accounting principles to be included in the calculation of the Catholic Equity Fund's net asset value, or (c) are set forth on Schedule 1.16 hereto, and only such liabilities.

1.9 "Catholic Equity Fund Regulatory Approvals" shall have the meaning set forth in Section 5.11 of this Agreement.

1.10 "Catholic Equity Fund Shareholders" means the holders of record of the issued and outstanding shares of common stock (including shares of Class A, Class D and Class I common stock) of the Catholic Equity Fund as of the close of business on the Closing Date.

1.11 "Catholic Equity Fund Shareholder Meeting" means a special meeting of the shareholders of the Catholic Equity Fund to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of CFI to consider and vote upon the approval of this Agreement and the Reorganization described in this Agreement.

1.12 "Catholic Equity Fund Shares" means the issued and outstanding shares of common stock (including shares of Class A, Class D and Class I common stock) of the Catholic Equity Fund.

1.13 "Catholic Equity Fund Total Closing NAV" shall mean the value of the Catholic Equity Fund Assets (excluding the Excluded Assets), calculated as provided in Section 2.2(b), minus the value of the Catholic Equity Fund Liabilities, calculated as provided in Section 2.2(b).

1.14 "CFI" means The Catholic Funds, Inc., a Maryland corporation.

1.15 "CFI Prospectus/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated February 1, 2006 (as may be supplemented or amended hereafter), of CFI relating to the Catholic Equity Fund.

1.16 "CFSC" means Catholic Financial Services Corporation, the investment adviser and distributor to the Catholic Equity Fund.

1.17 "Closing" means the closing of the Reorganization and the other transactions contemplated by this Agreement as defined in Section 3 of this Agreement.

1.18 "Closing Date" means that date which is the first business day following the date on which all of the conditions precedent to the parties' obligations to proceed with the Closing, as set forth in Articles 7 and 8 of this Agreement, have been satisfied or waived, or such later date as the parties may mutually determine in writing.

1.19 "Code" means the Internal Revenue Code of 1986, as amended.

1.20 "Custodian" means US Bank, N.A., acting in its capacity as custodian for the assets of the Ave Maria Fund, including the assets of the Catholic Equity Fund being transferred to the Ave Maria Fund.

1.21 "Effective Time" means 5:00 p.m. Central Time on the Closing Date.

1.22 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations adopted thereunder by the SEC.

1.23 "Excluded Assets" shall have the meaning set forth in Section 2.4 of this Agreement.

1.24 "1940 Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

1.25 "Proxy Materials" shall have the meaning set forth in Section 4.1 of this Agreement.

1.26 "Registration Statement" shall have the meaning set forth in Section 4.1 of this Agreement.

1.27 "Reorganization" means the transactions described in and contemplated by this Agreement, including the transfer of the Catholic Equity Fund Assets (other than the Excluded Assets) to, and the assumption of the Catholic Equity Fund Liabilities by, the Ave Maria Fund in exchange for, and against delivery to the Catholic Equity Fund of, the Ave Maria Fund Shares, and the distribution of the Ave Maria Fund Shares to the Catholic Equity Fund Shareholders in liquidation of the Catholic Equity Fund.

1.28 "Required Catholic Equity Fund Shareholder Vote" shall have the meaning specified in Section 7.4 of this Agreement.

1.29 "Schwartz" means the Schwartz Investment Trust, a business trust established under the laws of Ohio.

1.30 "Schwartz Investment Counsel" means Schwartz Investment Counsel, Inc., the investment adviser to the Ave Maria Fund.

1.31 "Schwartz Prospectus/SAI" means, as the context dictates, either or both of the Prospectus dated May 1, 2006 and the Statement of Additional Information dated May 1, 2006, as revised through August 4, 2006 (as they may be supplemented or amended hereafter), of Schwartz relating to the Ave Maria Fund.

1.32 "SEC" means the United States Securities and Exchange Commission.

1.33 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted thereunder by the SEC.

1.34 "Ultimus" shall have the meaning specified in Section 2.7 of this Agreement.

2. Reorganization of the Catholic Equity Fund

2.1 Transfer of Catholic Equity Fund Assets; Assumption of the Catholic Equity Fund Liabilities; Issuance of Ave Maria Fund Shares. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties contained herein, at the Effective Time, CFI, on behalf of the Catholic Equity Fund, shall sell, convey, transfer and deliver all of the Catholic Equity Fund Assets (excluding the Excluded Assets) to the Custodian on behalf of the Ave Maria Fund in consideration of, in exchange for, and against delivery to the Catholic Equity Fund by Schwartz on behalf of the Ave Maria Fund, of that number of Ave Maria Fund Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) having an aggregate net asset value equal to the value of the Catholic Equity Fund Assets (exclusive of the Excluded Assets) minus the value of the Catholic Equity Fund Liabilities, all computed in accordance with Section 2.2 of this Agreement. As of the Effective Time and upon delivery of such assets to the Custodian, the Ave Maria Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges or encumbrances of any and every kind (other than those arising under applicable securities laws). Moreover, at the Effective Time, CFI, on behalf of the Catholic Equity Fund, shall transfer the Catholic Equity Fund Liabilities to the Ave Maria Fund, and the Ave Maria Fund shall assume all such liabilities and discharge them in accordance with their terms. The Ave Maria Fund Shares so delivered to the Catholic Equity Fund shall consist of the number of shares of the Ave Maria Fund determined in accordance with Section 2.2(c) of this Agreement. Immediately following receipt of the Ave Maria Fund Shares, the Catholic Equity Fund shall distribute such shares to the Catholic Equity Fund Shareholders in liquidation of the Catholic Equity Fund.

2.2 Computation of Net Asset Value.

(a) When Determined. The net asset value of the Ave Maria Fund Shares and the value of the Catholic Equity Fund Assets and the Catholic Equity Fund Liabilities shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Closing Date.

(b) Valuations. The net asset value of the Ave Maria Fund Shares shall be computed in accordance with the practices and procedures of the Catholic Equity Fund described in the Schwartz Prospectus/SAI. The value of the Catholic Equity Fund Assets shall be computed in accordance with the practices and procedures of the Catholic Equity Fund described in the Schwartz Prospectus/SAI; provided, however, that if such computation is inconsistent with the computation of the value of the Catholic Equity Fund Assets determined in accordance with the practices and policies of the Catholic Equity Fund, the parties hereto shall confer and mutually agree on such valuation. Notwithstanding the foregoing, Catholic Equity Fund Assets for which market quotes are not available, if any, shall be valued as mutually agreed by the parties hereto. The value of the Catholic Equity Fund Liabilities shall be computed as the aggregate amount of the liabilities that are to be reflected on a balance sheet for the Catholic Equity Fund and included in the computation of the Catholic Equity Fund's net asset value as of the close of business on the Closing Date in accordance with generally accepted accounting principles ("GAAP") consistently applied with the accounting methods, treatments, principles, procedures and assumptions used by the Ave Maria Fund in calculating its net asset value; provided, however, that if such computation is inconsistent with the computation of the value of the Catholic Equity Fund Liabilities determined in accordance with GAAP consistently applied with the accounting methods, treatments, principles, procedures and assumptions used by the Catholic Equity Fund in calculating its net asset value, the parties hereto shall confer and mutually agree upon such valuation. For purposes of computing the value of the Catholic Equity Fund Liabilities, operating liabilities that are not required under GAAP to be included in the computation of the Catholic Equity Fund's net asset value shall have no value. The stock transfer books of the Catholic Equity Fund shall be permanently closed as of the close of business on the Closing Date, and only purchase orders and requests for the redemption of shares of the Catholic Equity Fund received in proper form prior to the close of regular trading on the New York Stock Exchange on the Closing Date shall be accepted by the Catholic Equity Fund. Purchase orders and redemption requests received thereafter shall be deemed to be purchase and redemption requests for the Ave Maria Fund (assuming that the transactions contemplated by this Agreement have been consummated).

(c) Computations. Except as otherwise provided in Section 2.2(b), all computations of value shall be made by Schwartz Investment Counsel (or such other person as is responsible for regularly pricing the Ave Maria Fund's portfolio securities). Schwartz shall cause Schwartz Investment Counsel (or such other person) to deliver to CFI a copy of its valuation report at or prior to the Closing.

(d) Shadow Valuation. Promptly following the date of this Agreement, CFI and Schwartz shall each cause a valuation of the Catholic Equity Fund Assets and Catholic Equity Fund Liabilities to be conducted in accordance with their respective valuation policies and practices as of the close of business on a mutually acceptable date, which in any event shall not be more than 15 days after the date of this Agreement. This shadow pricing procedure shall, at the request of either party, be repeated as of the close of business on a mutually acceptable date which is not more than 10 days prior to the Closing Date.

2.3 List of Assets.

(a) The Catholic Equity Fund Assets shall consist of all property and rights, including without limitation all cash, cash equivalents, securities and dividend and interest receivables owned by the Catholic Equity Fund as of the close of business on the Closing Date.

(b) Promptly following the signing of this Agreement, the Catholic Equity Fund will provide the Ave Maria Fund and the Custodian with a list of its assets as of a date agreed upon by the parties. On the Closing Date, the Catholic Equity Fund will provide the Ave Maria Fund with a list of the Catholic Equity Fund Assets.

2.4 Excluded Assets. There shall be excluded from the assets of the Catholic Equity Fund described in Section 2.3 to be transferred to Schwartz (i) all causes of actions, claims and rights, if any, of the Catholic Equity Fund against third parties in connection with the unknown liabilities, if any, not assumed by Schwartz on behalf of the Ave Maria Fund in accordance with this Agreement, (ii) the Catholic Equity Fund's tail insurance policy, and (iii) all cash, cash equivalents and securities in an amount estimated by CFI to be sufficient to pay all liabilities of the Catholic Equity Fund that have accrued but which remain unpaid as of the close of business on the Closing Date including, without limitation: (a) amounts owed or to be owed to any Catholic Equity Fund Shareholder, including declared but unpaid dividends and capital gains distributions; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, not being assumed by Schwartz on behalf of the Ave Maria Fund or incurred in connection with this Agreement or estimated to be incurred after the Closing Date in connection with winding up the affairs of, and liquidating, the Catholic Equity Fund (together, the "Excluded Assets").

2.5 Declaration of Dividends and Capital Gain Distributions by the Catholic Equity Fund. On or prior to the Closing Date, the Catholic Equity Fund will declare a dividend to shareholders of record of the Catholic Equity Fund as of or prior to the Closing Date so that, for the short taxable year of the Catholic Equity Fund ending on the date on which the Catholic Equity Fund is completely liquidated and discontinued, the Catholic Equity Fund will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain (within the meaning of Section 852(b)(3) of the Code), offset by any capital loss carry forward allowed pursuant to Section 1212 of the Code, and one hundred percent (100%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Catholic Equity Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the Catholic Equity Fund prior to the end of such calendar year to the shareholders of the Catholic Equity Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

2.6 Liquidation. In connection with the Closing, the Catholic Equity Fund shall be liquidated and CFI shall pay or make provisions for all of the Catholic Equity Fund's debts, liabilities, taxes and obligations of any kind (other than the Catholic Equity Fund Liabilities), directly attributable to, and equal in amount to, the Excluded Assets as described in Section 2.4 hereof, and distribute all remaining assets, including the Ave Maria Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, pro rata to the Catholic Equity Fund Shareholders in accordance with their ownership of shares of the Catholic Equity Fund.

2.7 Issuance of Ave Maria Fund Shares. On the Closing Date, CFI shall instruct Ultimus Fund Solutions, LLC ("Ultimus"), the transfer agent of the Ave Maria Fund, to record on the books and records of the Ave Maria Fund the interest of each of the Catholic Equity Fund Shareholders in the Ave Maria Fund Shares, in accordance with their pro rata interest in the Catholic Equity Fund Shares in the name of such Catholic Equity Fund Shareholder. Upon liquidation of the Catholic Equity Fund, all Catholic Equity Fund Shares then issued and outstanding shall thereupon be cancelled on the books of CFI. Schwartz or Ultimus shall forward a confirmation to each of the Catholic Equity Fund Shareholders of their ownership of the Ave Maria Fund Shares. No redemption or repurchase of such Ave Maria Fund Shares credited to any Catholic Equity Fund Shareholder in respect of his or her Catholic Equity Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to Schwartz Investment Counsel or Ultimus for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to Schwartz Investment Counsel or Ultimus.

2.8 Liabilities and Expenses. An unaudited Statement of Assets and Liabilities of the Catholic Equity Fund will be prepared by the Chief Financial Officer of CFI and delivered to Schwartz on the Closing Date. The Statement of Assets and Liabilities of the Catholic Equity Fund will be prepared in conformity with generally accepted accounting principles consistently applied from the prior audited period (except for year-end adjustments and the absence of footnotes). The Ave Maria Fund shall assume the Catholic Equity Fund Liabilities and discharge them when and as they are due or otherwise in accordance with their terms.

2.9 Termination, Winding Up. After the Closing, the Catholic Equity Fund shall not conduct any business except in connection with the winding up of its affairs and shall file, or make provision for filing of, all reports it is required by law to file. After the Closing, the Catholic Equity Fund shall be liquidated and shall cease to be a designated series of CFI under Maryland law.

2.10 Books and Records. Copies of all books and records of or pertaining to the Catholic Equity Fund, including those concerning its obligations under the 1940 Act, the Code, state blue sky laws or otherwise concerning this Agreement, will, at Closing, be delivered to Schwartz. Following the Closing, CFI shall be entitled to have access to such books and records as necessary to prepare required reports, tax returns and other documents and, to the extent required by applicable laws, to retain copies of such books and records.

3. Closing

3.1 Closing Date. The closing of the Reorganization (the "Closing") shall take place at the Effective Time. The Closing Date shall take place no later than three business days following approval by CFI shareholders of this Agreement and the Reorganization and the satisfaction of all conditions precedent to Closing (except those which have been waived in writing or which by their terms can be satisfied only at Closing) or such other time as may be agreed to by Schwartz and CFI in writing.

3.2 Portfolio Securities. Portfolio securities held by the Catholic Equity Fund and represented by a certificate or written instrument shall be presented by it or on its behalf to the Custodian for examination no later than one business day preceding the Closing Date. Such portfolio securities (together with any cash or other assets) to be transferred to the Ave Maria Fund pursuant to Section 2.1 hereof shall be delivered by the Catholic Equity Fund to the Custodian at the Closing in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. Portfolio securities and instruments deposited with securities depositories, as defined in Rule 17f-4 under the 1940 Act, shall be delivered at the Closing by book entry in accordance with customary practices of such depositories and the Custodian. The cash delivered shall be in the form of a federal funds wire, pursuant to the instructions provided prior to the Closing Date by Schwartz or the Custodian.

3.3 Postponement of Valuation. In the event that on the Closing Date it is impracticable for the net assets of the Ave Maria Fund or the Catholic Equity Fund to be fairly valued in the judgment of either Schwartz or CFI, as the case may be, the Closing Date shall be postponed until the first business day after the day when it is practicable for the net assets of the Ave Maria Fund and the Catholic Equity Fund to be fairly valued in the judgment of both Schwartz and CFI. The Closing Date shall be postponed as necessary to coordinate with any such postponement of the Closing Date.

3.4 The Catholic Equity Fund Shareholders. CFI shall deliver (or cause to be delivered) to Schwartz (a) at the Closing, a list, certified by the Catholic Equity Fund's transfer agent, of the names, addresses and taxpayer identification numbers of the Catholic Equity Fund Shareholders of record and the record number of outstanding Catholic Equity Fund Shares of each class owned by each shareholder, all as of the close of business on the Closing Date (after giving effect to the payment of dividends and any reinvestment of such dividends, described in Section 2.5 of this Agreement), and (b) as soon as practicable after the Closing all records (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Catholic Equity Fund Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Schwartz shall cause Ultimus to issue and deliver to Catholic Equity Fund Shareholders a confirmation evidencing delivery of Ave Maria Fund Shares to be credited on the Closing Date to the Catholic Equity Fund Shareholders as provided in Section 2.7 of this Agreement. At the Closing, each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documents as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by the Agreement.

4. Covenants

4.1 Registration Statement. Schwartz will, in consultation with CFI, prepare and file with the SEC a registration statement on Form N-14 under the Securities Act, relating to the Ave Maria Fund Shares to be issued to the Catholic Equity Fund shareholders pursuant to the Reorganization ("Registration Statement"). The Registration Statement shall include a combined proxy statement/prospectus, notice of meeting, form of proxy and statement of additional information ("Proxy Materials") that comply in all material respects with the applicable provisions of the Exchange Act, the 1940 Act and the Securities Act, including without limitation Section 14(a) of the Exchange Act, Section 20(a) of the 1940 Act and Section 6 of the Securities Act. CFI will be entitled to review and comment on the Registration Statement and the Proxy Materials included therein. CFI will further provide Schwartz with such other information and documents relating to CFI, CFSC and the Catholic Equity Fund as are reasonably necessary for the preparation of the Registration Statement and the Proxy Materials.

4.2 Shareholders Meeting. CFI will call a meeting of shareholders of the Catholic Equity Fund to consider and act upon this Agreement and such other matters as may be described in the Proxy Materials. Schwartz will furnish CFI with sufficient copies of the Proxy Materials and of the currently effective prospectus and annual reports for the Ave Maria Fund for inclusion in or with the Proxy Materials and with such other information relating to the Ave Maria Fund as is reasonably necessary in connection with the distribution of the Proxy Materials. Promptly following the effective date of the Registration Statement, CFI will mail to each shareholder of record of the Catholic Equity Fund entitled to vote at the Catholic Equity Fund Shareholder Meeting the Proxy Materials (other than the statement of additional information).

4.3 Shareholder Information. Prior to the Closing Date, CFI will provide Schwartz with such information as Schwartz reasonably requests concerning the beneficial ownership of the shares of the Catholic Equity Fund.

4.4 Cooperation. From and after the date of this Agreement and until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), Schwartz and CFI will each use commercially reasonable efforts to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization contemplated by this Agreement.

4.5 Earnings and Profits. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, CFI shall furnish or cause to be furnished to Schwartz such information as Schwartz reasonable requests to enable Schwartz to determine the Catholic Equity Fund's earnings and profits for federal income tax purposes that will be carried over to the Ave Maria Fund pursuant to Section 381 of the Code.

4.6 Final Tax Returns. After the Closing Date, CFI shall prepare and file all federal and other tax returns and reports of the Catholic Equity Fund required by law to be filed with respect to all periods ending through and after the Closing Date but not theretofore filed and shall deliver copies of the same to Schwartz.

4.7 Authorizations to Continue the Ave Maria Fund. Schwartz agrees to obtain the approvals and authorizations required by the Securities Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate to enable it to continue its operations and the operations of the Ave Maria Fund after the Closing Date.

4.8 Right to Inspect the Books and Records. Until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1):

(a) Schwartz and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice, to the extent that Schwartz reasonably deems appropriate, to examine the books and records of the Catholic Equity Fund, and to make such tests, surveys, appraisals, investigations and other inspections in such manner as Schwartz may reasonably deem necessary, provided that such examination, tests, surveys, appraisals, investigations and inspections will not interfere with the conduct of the Catholic Equity Fund's business and will not violate any privacy laws, rules or regulations applicable to CFI.

(b) Schwartz shall make available to CFI, and CFI's agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice to the extent CFI reasonably deems appropriate, to examine, the books and records of the Ave Maria Fund, and to make such tests, surveys, appraisals, investigations and other inspections in such manner as CFI may reasonably deem necessary, provided that such examination, tests, surveys, appraisals, investigations and inspections shall not interfere with the conduct of the Ave Maria Fund's business and shall not violate any privacy laws, rules or regulations applicable to Schwartz.

4.9 Tax Free Reorganization. From and after the date of this Agreement and until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), each of the parties shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

5. Representations and Warranties of CFI

CFI, on behalf of the Catholic Equity Fund, represents and warrants to Schwartz as follows:

5.1 Capitalization; Catholic Equity Fund Shares. The capitalization of CFI consists of one billion (1,000,000,000) shares of common stock, par value one tenth of one cent ($0.001) per share. The Catholic Equity Fund is a separate series of CFI and has a total of one hundred million (100,000,000) shares authorized for issuance, divided into three classes, namely Class A shares, Class D shares and Class I shares. All issued and outstanding shares of the Catholic Equity Fund are, and at the Closing Date will be, duly and validly issued, fully paid, non-assessable, fully transferable and entitled to full voting rights, and duly registered with the SEC and duly registered or qualified for sale pursuant to the blue sky laws of each state in which offers and sales have been made, except where exempt from state registration or qualification requirements. All such shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the list of shareholders of record provided to Schwartz pursuant to Section 3.4 hereof. The Catholic Equity Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

5.2 Title. The Catholic Equity Fund has, and at the Closing Date will have, good and marketable title to the Catholic Equity Fund Assets, subject to no liens, security interests, pledges or other encumbrances of any kind (other than those arising under applicable securities laws, liens for taxes not yet due and payable, and contractual restrictions on the transfer of the Catholic Equity Fund Assets), and full right, power and authority to sell, convey, assign, deliver and otherwise transfer the Catholic Equity Fund Assets hereunder, and upon delivery and payment for the Catholic Equity Fund Assets, the Ave Maria Fund will acquire clear title thereto, subject to no legal restrictions on the full transfer thereof, other than such restrictions as might arise under the Securities Act. No financing statement covering all or any portion of assets and naming the Catholic Equity Fund, as debtor, has been filed in any public office, and the Catholic Equity Fund has not signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of the Catholic Equity Fund Assets.

5.3 No Distribution. The Catholic Equity Fund is not acquiring the Ave Maria Fund Shares for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Authority.

(a) CFI has the full legal power and authority to enter into and perform this Agreement, and, except for obtaining the Required Catholic Equity Fund Shareholder Vote, the execution, delivery and performance of this Agreement by CFI and the consummation of the Reorganization contemplated by this Agreement in accordance with its terms by CFI have been duly and validly authorized by CFI's Board of Directors and will not violate any provision of law, or the articles of incorporation or bylaws of CFI, or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Catholic Equity Fund and required in order for the Catholic Equity Fund to liquidate and distribute to the Catholic Equity Fund Shareholders the Ave Maria Fund Shares as contemplated by this Agreement, or result, or with the passage of time will result, in the violation, breach, termination, cancellation or acceleration of any provision of, or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to, any court order, judgment, decree, order or any indenture, license, permit, authorization, contract or other instrument to which CFI is a party or by which any of its properties may be bound, which violation, forfeiture, cancellation, breach, termination, acceleration, default or creation would reasonably be expected to have a material adverse effect on the Catholic Equity Fund Assets taken as a whole.

(b) The Board of Directors of CFI has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement by CFI and all of the transactions contemplated hereby and, when executed and delivered by CFI and subject to obtaining the Required Catholic Equity Fund Shareholder Vote and assuming due authorization, execution and delivery by Schwartz, this Agreement will constitute the legal, valid and binding obligation of CFI, enforceable against CFI in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

5.5 Organization and Qualification of CFI and the Catholic Equity Fund. CFI is duly organized and validly existing as a corporation in good standing under the laws of the State of Maryland, has full corporate power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration and is subject to no material liability by reason of its failure to be so qualified. The Catholic Equity Fund is a duly designated series of common stock of CFI.

5.6 Operations. Since September 30, 2006, the business of the Catholic Equity Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws.

5.7 Material Agreements. CFI has delivered or made available to Schwartz complete and accurate copies of all material contracts, agreements, understandings or other commitments of the Catholic Equity Fund, each of which is in effect and valid and enforceable against the Catholic Equity Fund and, to the knowledge of CFI, is valid and enforceable against the other party in accordance with its terms, except, in the case of both CFI and the other party, as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

5.8 Third Party Consents. Except for obtaining the Required Catholic Equity Fund Shareholder Vote, there are no approvals or consents of any third parties necessary or required for CFI validly and legally to enter into this Agreement and to perform its obligations hereunder, except where the failure to obtain such consent or approval would not reasonably be expected to have a material adverse effect on the Catholic Equity Fund.

5.9 Absence of Certain Changes. Since September 30, 2006: (a) there has been no material adverse change in the financial condition, results of operation, business, assets or liabilities of the Catholic Equity Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the Catholic Equity Fund and the redemption of Catholic Equity Fund Shares) or the status of the Catholic Equity Fund as a regulated investment company under the Code; and (b)  there has not been any change in accounting methods, principles or practices of the Catholic Equity Fund having a material adverse effect on the financial condition or results of operations of the Catholic Equity Fund, nor any resignation of the independent certified public accountants and auditors of the Catholic Equity Fund due to a conflict or disagreement with management of the Catholic Equity Fund or otherwise.

5.10 Litigation. No litigation, claim, action or proceeding is pending or, to the knowledge of CFI, threatened against or relating to CFI or the Catholic Equity Fund before any court or governmental or regulatory authority seeking injunctive relief or monetary damages which, if adversely determined, would reasonably be expected to have material adverse effect on the Reorganization or on the operations or financial position of  the Catholic Equity Fund or on the Catholic Equity Fund Assets taken as a whole. To the knowledge of CFI, CFI is not under investigation for violation of any law or regulation related to the business or operations of the Catholic Equity Fund.

5.11 Regulatory Compliance. CFI and the Catholic Equity Fund have all licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the Catholic Equity Fund's business as presently being conducted and the ownership of its assets, except where the lack thereof would not reasonably be expected to have a material adverse effect on the Catholic Equity Fund ("Catholic Equity Fund Regulatory Approvals"). All such Catholic Equity Fund Regulatory Approvals are in full force and effect, and, to the knowledge of CFI, no suspension or cancellation of any of them is threatened or pending.

5.12 Proxy Materials. On the effective date of the Registration Statement, at the time of the Catholic Equity Fund Shareholders Meeting (and any adjournment thereof) and on the Closing Date, the information provided by CFI in writing for inclusion in the Proxy Materials shall be accurate and complete in all material respects, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act and the 1940 Act, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which it was made, not misleading; provided, however, that no representation or warranty is made with respect to information regarding Schwartz Investment Counsel, Schwartz or the Ave Maria Fund included in the Proxy Materials.

5.13 Certain Additional Representations and Warranties as to the Catholic Equity Fund.

(a) The investment advisory agreement, sub-advisory agreement, principal underwriting agreement and Rule 12b-1 distribution plan to which the Catholic Equity Fund is a party or is subject are and will remain in full force and effect through the Closing Date, and were duly approved and comply in all material respects with the 1940 Act, the Exchange Act, the Advisers Act, and rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

(b) CFSC is the principal underwriter and investment adviser for the Catholic Equity Fund, and Ziegler Capital Management, LLC is the sub-adviser for the Catholic Equity Fund. To the knowledge of CFI, CFSC is and, during its tenure as principal underwriter for the Catholic Equity Fund has been, duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with the Catholic Equity Fund requires such registration or licensing, a member in good standing of the NASD, and a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. To the knowledge of CFI, each of CFSC and Ziegler Capital Management, LLC is and, during their tenures as investment adviser and sub-adviser respectively, for the Catholic Equity Fund have been, duly registered as an investment adviser under the Advisers Act.

(c) There are no judgments, special consent judgments or SEC orders on or with regard to CFI or the Catholic Equity Fund or, to the knowledge of CFI, with regard to CFSC, Ziegler Capital Management, LLC, or the Catholic Equity Fund's administrator, fund accounting agent, transfer agent or custodian, currently in effect which have had or would reasonably be expected to have a material adverse effect on the business or operations of the Catholic Equity Fund as presently conducted. All orders of exemption issued to CFI or the Catholic Equity Fund by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of CFI or the Catholic Equity Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of CFI, no such proceeding is contemplated by any such regulatory agency.

(d) CFI is and will continue through the Closing Date to be duly registered with the SEC as an open-end management investment company under the 1940 Act and, with respect to the Catholic Equity Fund, is in material compliance with the 1940 Act, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of CFI on behalf of the Catholic Equity Fund have been filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). CFI, on behalf of the Catholic Equity Fund, has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business and the ownership of its assets, except, in each case, where the failure to file any such notice or report would not reasonably be expected to have a material adverse effect on the Catholic Equity Fund.

(e) Shares of the Catholic Equity Fund have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, said registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC. Such registration statement has, at all times since January 31, 2005 complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement, with respect to the Catholic Equity Fund, has not included at any time since January 31, 2005 any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All proxy statements, supplements, and other reports, documents or other materials relating to the Catholic Equity Fund filed by or on behalf of the Catholic Equity Fund with the SEC on or after January 31, 2005 (i) were prepared in all material respects in accordance with the applicable requirements of the Securities Act, the 1940 Act, the Exchange Act and the rules and regulations under each of them, as applicable (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The audited annual financial statements listed on Schedule 5.13(f) attached hereto with respect to the Catholic Equity Fund present fairly in all material respects the Catholic Equity Fund's financial position as of the relevant dates thereof and the results of its operations and changes in its net assets for the periods presented therein.

(g) The independent public accountants for the Catholic Equity Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

(h) CFI has, and up to and including the Closing Date will have, on behalf of the Catholic Equity Fund, properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes which are due on or before the Closing Date and required to be filed by it. All taxes, assessments, fees and other governmental charges owed by the Catholic Equity Fund and which have become due (whether or not shown on any returns) have been paid by it. All of such tax returns are complete and accurate in all material respects and have been prepared in all material respects in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the Catholic Equity Fund have been assessed or, to CFI's knowledge, proposed. No tax return filed on behalf of the Catholic Equity Fund is currently being audited by the Internal Revenue Service or by any state or local tax authority. The reserves and provisions, if any, for taxes on the books of the Catholic Equity Fund are adequate for the payment of all taxes for the purposes and the periods to which they pertain, including through the Effective Time. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the Catholic Equity Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence. The Catholic Equity Fund will, at the Closing, satisfy, and consummation of the Reorganization contemplated by this Agreement will not cause it to fail to satisfy for any period ending on or before the Closing Date, the requirements of Subchapter M of the Code.

6. Representations and Warranties of Schwartz

Schwartz, on behalf of the Ave Maria Fund, represents and warrants to CFI as follows:

6.1 Capitalization; Ave Maria Fund Shares. The capitalization of Schwartz consists of an indefinite number of shares of beneficial interest, no par value, currently divided into five different series. The Ave Maria Fund has an indefinite number of shares authorized for issuance in a single class. The Ave Maria Fund Shares to be issued and delivered to the Catholic Equity Fund for the account of the Catholic Equity Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued, fully paid, non-assessable, fully transferable, entitled to full voting rights, duly registered with the SEC pursuant to an effective Registration Statement on Form N-14, and duly registered or qualified for sale pursuant to the blue sky laws of each state where a Catholic Equity Fund Shareholder resides, except where exempt from such state registration or qualification requirements. No shareholder of the Ave Maria Fund will have any preemptive right or right of subscription or purchase in respect of any such Ave Maria Fund Shares.

6.2 Authority of the Ave Maria Fund.

(a) Schwartz has the full legal power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement and the consummation the Reorganization in accordance with its terms will not violate any provision of law, the declaration of trust or bylaws of Schwartz or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Ave Maria Fund or its business, or result in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any indenture, license, permit, authorization, court order, judgment, decree, contract or other instrument to which the Ave Maria Fund is a party or by which any of its properties may be bound which would reasonably be expected to have a material adverse effect on the assets of the Ave Maria Fund or the business of the Ave Maria Fund or on the ability of the parties hereto to consummate the Reorganization.

(b) The Board of Trustees of Schwartz has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement by Schwartz and all of the transactions contemplated hereby, and when executed and delivered by Schwartz this Agreement will constitute the legal, valid and binding obligation of Schwartz, enforceable against Schwartz in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

6.3 Organization and Qualification of Schwartz and the Ave Maria Fund. Schwartz is duly organized and validly existing as a business trust in good standing under the laws of Ohio, has full power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The Ave Maria Fund is a duly designated series of shares of capital stock of Schwartz.

6.4 Operations. Since December 31, 2005, the business of the Ave Maria Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws. Furthermore, between the date hereof and the Effective Time (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), Schwartz will continue to operate the business of the Ave Maria Fund as presently conducted, and Schwartz has no plan or intention to make any significant changes in the business of the Ave Maria Fund following the Effective Time.

6.5 Material Agreements. The Ave Maria Fund has delivered or made available to CFI complete and accurate copies of all material contracts, agreements, understandings or other commitments of the Ave Maria Fund, each of which is in effect and valid and enforceable against the Ave Maria Fund and, to the knowledge of Schwartz is valid and enforceable against the other party in accordance with its terms, except, in the case of both Schwartz and the other party, as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

6.6 Third Party Consents. Except for the effectiveness of the Registration Statement, there are no approvals or consents of any third parties necessary or required for Schwartz validly and legally to enter into this Agreement and to perform its obligations hereunder.

6.7 Absence of Certain Changes. Since December 31, 2005: (a) there has been no material adverse change in the financial condition, results of operations, business, assets or liabilities of the Ave Maria Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the Ave Maria Fund) or the status of the Ave Maria Fund as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the Ave Maria Fund having a material adverse effect on the financial condition or results of operations of the Ave Maria Fund, nor any resignation of the independent certified public accountants and auditors of the Ave Maria Fund due to a conflict or disagreement with management of the Ave Maria Fund or otherwise.

6.8 Litigation. No litigation, claim, action or proceeding is pending or, to the knowledge of Schwartz, threatened against or relating to Schwartz or the Ave Maria Fund, before any court or governmental or regulatory authority seeking injunctive relief or monetary damages which, if adversely determined, would reasonably be expected to have material adverse effect on the Reorganization or on the operations or financial position of the Ave Maria Fund. To the knowledge of Schwartz, Schwartz is not under investigation for violation of any law or regulation related to the business or operations of the Ave Maria Fund.

6.9 Regulatory Compliance. Schwartz and the Ave Maria Fund have all permits, licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the Ave Maria Fund's business as presently conducted and the ownership of its assets ("Ave Maria Fund Regulatory Approvals"), except where the lack of which would reasonably be expected to have a material adverse effect on the Ave Maria Fund. All such Ave Maria Fund Regulatory Approvals are in full force and effect, and to the knowledge of Schwartz, no suspension or cancellation of any of them is threatened.

6.10 Information in Registration Statement on Form N-14. The Registration Statement, including the Proxy Materials, when effective, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act, the 1940 Act and the regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statement was made, not misleading; provided however, that no representation or warranty is made with respect to information regarding CFI or the Catholic Equity Fund provided in writing by or on behalf of either of them for inclusion in the Proxy Materials.

6.11 Certain Additional Representations and Warranties as to the Ave Maria Fund.

(a) The investment advisory agreement and principal underwriting agreement to which the Ave Maria Fund is a party or is subject are in full force and effect and will remain in full force and effect through the Closing Date, and were duly approved and comply in all respects with the 1940 Act, the Exchange Act, the Advisers Act, and the rules and regulations of the NASD.

(b) Schwartz Investment Counsel is the investment adviser for the Ave Maria Fund and Ultimus Fund Distributors, LLC ("Ultimus Distributors") is the principal underwriter for the Ave Marie Fund. To the knowledge of Schwartz, Ultimus Distributors is and, during its tenure as principal underwriter for the Ave Maria Fund, has been, (i) duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with Schwartz requires such registration or licensing, (ii) a member in good standing of the NASD, (iii) a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. To the knowledge of Schwartz, Schwartz Investment Counsel is and, during its tenure as investment adviser for the Ave Maria Fund has been, duly registered as an investment adviser under the Advisers Act.

(c) There are no judgments, special consent judgments or SEC orders on or with regard to Schwartz or the Ave Maria Fund or, to the knowledge of Schwartz, with regard to Schwartz Investment Counsel, Ultimus Distributors or the Ave Maria Fund's administrator, fund accounting agent, transfer agent or custodian, currently in effect which have had or would reasonably be expected to have a material adverse effect on the business or operations of the Ave Maria Fund as presently conducted. All orders of exemption issued to Schwartz or the Ave Maria Fund, by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of Schwartz or the Ave Maria Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of Schwartz, no such proceeding is contemplated by any such regulatory agency.

(d) Schwartz is, and will continue to be through the Closing Date, duly registered with the SEC as an open-end management investment company under the 1940 Act and is in material compliance with the 1940 Act, and the SEC regulations promulgated thereunder, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of Schwartz relating to the Ave Maria Fund have been duly filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). Schwartz has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets.

(e) Shares of the Ave Maria Fund have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, such registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC and such registration statement has remained and continues to remain effective. Such registration statement has, at all times when a prospectus with respect to the securities to which such registration statement relates has been required to be delivered, complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement, with respect to the Ave Maria Fund has not included at any time any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All proxy statements, supplements, annual and semi-annual reports and other reports, documents or other material relating to the Ave Maria Fund filed with the SEC on or after December 31, 2004 (i) were prepared in all materials respects in accordance with the applicable requirements of the Securities Act, the Exchange Act, the 1940 Act, and the rules and regulations under each of them, as applicable (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The audited annual and unaudited interim financial statements listed on Schedule 6.11(f) attached hereto with respect to the Ave Maria Fund present fairly in all material respects the Ave Maria Fund's financial position as of the relevant dates thereof and the results of its operations and changes in its net assets for the periods presented therein.

(g) The independent public accountants for the Ave Maria Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

(h) Schwartz has, and up to and including the Closing Date will have, on behalf of the Ave Maria Fund, properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes which are due on or before the Closing Date and required to be filed by it. All taxes, assessments, fees and other governmental charges owed by the Ave Maria Fund (whether or not shown on any returns) have been paid. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the Ave Maria Fund have been assessed or proposed, and Schwartz is not aware of any reasonable basis for any such assessment. No tax return filed on behalf of the Ave Maria Fund is currently being audited by the Internal Revenue Service or by any state or local tax authorities. The reserves and provisions, if any, for taxes on the books of the Ave Maria Fund are adequate for the payment of all taxes for the purposes and periods to which they pertain. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the Ave Maria Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence.

6.12 Representations Regarding the Reorganization.

(a) Schwartz has no plan or intention to reacquire any of the shares of the Ave Maria Fund issued in the Reorganization, except to the extent required by the 1940 Act to redeem any of such shares presented for redemption.

(b) Following the Reorganization, the Ave Maria Fund will either (i) continue the historic business of the Catholic Equity Fund, or (ii) use a significant portion of the historic business assets acquired from the Catholic Equity Fund in its business, except that: (A) a portion of these historic assets may be sold or otherwise disposed of in the ordinary course of the Ave Maria Fund's business and to the extent necessary to maintain its status as a series of an open-end investment company under the 1940 Act; and (B) the Ave Maria Fund may sell assets received in the Reorganization and will reinvest the proceeds consistent with its investment objectives and policies, provided that the Ave Maria Fund on the date of the Reorganization could hold at least 33-1/3% of the historic business assets of the Catholic Equity Fund. Otherwise, the Ave Maria Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Catholic Equity Fund acquired in the Reorganization. The Ave Maria Fund has no plan or intention to change any of its investment objectives and policies after the Reorganization.

6.13 Undisclosed Liabilities. The Ave Maria Fund does not have any liabilities, except for (a) liabilities reflected in the calculation of the Ave Maria Fund's net asset value or (b) ordinary operating liabilities of the Ave Maria Fund (including without limitation liabilities associated with securities transactions subject to settlement and contractual liabilities) that are not required under generally accepted accounting principles to be included in the calculation of the Ave Maria Fund's net asset value.

6.14 Certain Disqualifications. Neither Schwartz nor, to Schwartz's knowledge, any "affiliated person" of Schwartz has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to Schwartz's knowledge has any affiliated person of Schwartz been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

7. Conditions Precedent to Obligations of CFI

The obligations of CFI under this Agreement are, at the option of CFI, subject to the fulfillment (or waiver by CFI) at or prior to the Closing Date of each of the following conditions:

7.1 Accuracy of Representations, Warranties and Covenants. The representations and warranties of Schwartz set forth in Section 6 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except (i) for changes contemplated or permitted by this Agreement and (ii) for those representations and warranties that address matters only as of a particular date (which shall be true and correct in all material respects as of such date), and (iii) for those representations and warranties which are qualified by materiality, which shall be true and correct in all respects. Schwartz shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

7.2 Consummation of Agreement Between Advisers. The transactions described in the Purchase Agreement by and between Schwartz Investment Counsel and CFSC, dated the date of this Agreement, shall be consummated on the Closing Date concurrent with the consummation of the transactions described in this Agreement.

7.3 Approval of Legal Matters by Counsel. There shall have been furnished to counsel for the CFI, certified copies of such corporate records of Schwartz relating to the Ave Maria Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel for CFI.

7.4 Approval by Catholic Equity Fund Shareholders. All necessary approvals of the shareholders of the Catholic Equity Fund with respect to the Reorganization under this Agreement shall have been obtained. The Catholic Equity Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the 1940 Act, Maryland law and the Articles of Incorporation and Bylaws of CFI, including compliance with the notice and quorum requirements thereunder, and at such meeting this Agreement and the Reorganization shall have been approved by the requisite vote of the Catholic Equity Fund Shareholders in accordance with the provisions of the 1940 Act, Maryland law and the Articles of Incorporation and By-laws of CFI (the "Required Catholic Equity Fund Shareholder Vote"). Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 7.4.

7.5 Receipt of Closing Documents. CFI shall have received all of the closing documents referred to in Section 9.2 hereof.

7.6 Registration Statement. The Registration Statement on Form N-14 shall have become effective under the Securities Act, no stop orders suspending the effectiveness thereof shall have been issued, and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

7.7 Tax Opinion. CFI shall have received an opinion from Quarles & Brady LLP (based on such representations from Schwartz in substantially the form attached hereto as Exhibit B and from CFI in substantially the form attached hereto as Exhibit C), addressed to CFI, which opinion may be relied upon by CFI and the Catholic Equity Fund Shareholders, dated as of the Closing Date, with respect to the federal income tax consequences of the Reorganization described in Exhibit A.

7.8 No Adverse Proceedings. There shall not have been pending on the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization.

8. Conditions Precedent to Obligations of Schwartz

The obligations of Schwartz under this Agreement are, at its option, subject to the fulfillment (or waiver by Schwartz) at or prior to the Closing Date of each of the following conditions:

8.1 Accuracy of Representations, Warranties and Covenants. The representations and warranties of CFI set forth in Section 5 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except (i) for changes contemplated or permitted by this Agreement, and (ii) for those representations and warranties that address matters only as of a particular date (which shall be true and correct in all material respects as of such date), and (iii) for those representations and warranties which are qualified by materiality, which shall be true and correct in all respects. CFI shall have duly performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

8.2 Consummation of Agreement Between Advisers. The transactions described in the Purchase Agreement by and between Schwartz Investment Counsel and CFSC, dated the date of this Agreement, shall be consummated on the Closing Date concurrent with the consummation of the transactions described in this Agreement.

8.3 Approval of Legal Matters by Counsel. There shall have been furnished to counsel for Schwartz certified copies of such corporate and business records of the Catholic Equity Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby and thereby shall have been reasonably satisfactory to counsel for Schwartz.

8.4 Approval by Catholic Equity Fund Shareholders. The Required Catholic Equity Fund Shareholder Vote shall have been obtained. Notwithstanding anything herein to the contrary, neither party hereto may waive the condition set forth in this Section 8.4.

8.5 Receipt of Closing Documents. Schwartz shall have received all of the closing documents referred to in Section 9.1 hereof.

8.6 Registration Statement. The Registration Statement shall have become effective under the Securities Act, no stop order suspending the effectiveness thereof shall have been issued and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

8.7 No Adverse Proceedings. There shall not have been pending on the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization.

8.8 Statement of Catholic Equity Fund Assets and Liabilities. The Catholic Equity Fund shall have delivered to Schwartz a statement of Catholic Equity Fund Assets and the Catholic Equity Fund Liabilities, together with a list of the Catholic Equity Fund's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Chief Financial Officer of CFI.

8.9 Certain Catholic Equity Fund Assets. At the close of business on the Closing Date, the Catholic Equity Fund Assets to be acquired by the Ave Maria Fund shall include no assets that the Ave Maria Fund may not legally acquire.

8.10 Shareholders List. The Catholic Equity Fund shall have delivered to the Ave Maria Fund a list of the Catholic Equity Fund Shareholders and the number of shares of beneficial interest of the Catholic Equity Fund they held as of the close of business on the Closing Date, certified by the Catholic Equity Fund's transfer agent.

9. Closing Documents

9.1 Documents to be Delivered to Schwartz. CFI agrees to deliver to Schwartz on the Closing Date the following:

(a) Bills of Sale, Assignments and Transfers. Good and sufficient bills of sale, assignments, instruments of conveyance, and other instruments of transfer, duly executed by CFI, in the forms reasonably satisfactory to Schwartz and its counsel, with such reasonable and customary covenants or warranties as shall be necessary to assign and transfer to and vest in the Ave Maria Fund clear title to all the Catholic Equity Fund Assets, free and clear of any and all liabilities, liens, claims and encumbrances except those specifically permitted by this Agreement.

(b) Officer's Certificate. Certificate of the President or a Vice President of CFI, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 8.1 have been fulfilled.

(c) Certificate of Secretary. Certificate of the Secretary of CFI dated as of the Closing Date certifying (i) the accuracy and effectiveness of the Articles of Incorporation of CFI, (ii) the accuracy and effectiveness of Bylaws of CFI, (iii) the adoption, accuracy and effectiveness of board and shareholder resolutions contemplated hereby, and (iv) the incumbency of certain officers of CFI and the genuineness of the specimen signatures of those officers of CFI executing documents.

(d) Certificate of Good Standing. Certificate of Good Standing regarding CFI issued as of a recent date (within 30 days of the Closing Date) by the Maryland Department of Assessments and Taxation.

(e) Other Documents. Such other customary certificates (similar to the certificate of good standing of CFI in its jurisdiction of incorporation and certificates as to the incumbency of officers and the adoption of authorizing resolutions) as shall reasonably be required by Schwartz and its counsel.

9.2 Documents to be Delivered to CFI. Schwartz agrees to deliver to CFI on the Closing Date the following:

(a) Officer's Certificate. Certificate of the President or a Vice President of Schwartz, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 7.1 have been fulfilled.

(b) Assumption Agreement.  An assumption agreement duly executed by Schwartz on behalf of the Ave Maria Fund in the form reasonably satisfactory to CFI and its counsel, with such reasonable and customary covenants and warranties as shall be necessary for the Ave Maria Fund to assume all the Catholic Equity Fund Liabilities.

(c) Certificate of Secretary of Schwartz. Certificate of the Secretary of Schwartz dated as of the Closing Date certifying (i) the accuracy and effectiveness of the Declaration of Trust of Schwartz, (ii) the accuracy and effectiveness of Bylaws of Schwartz, (iii) the adoption, accuracy and effectiveness of the board resolutions contemplated hereby, and (iv) the incumbency of certain officers of Schwartz and genuineness of the specimen signatures of those officers of Schwartz executing documents.

(d) Issuance of Shares. The Ave Maria Fund Shares to be issued pursuant hereto.

(e) Certificate of Good Standing. A Certificate of Good Standing (or of comparable trust status) regarding Schwartz issued as of a recent date (within 30 days of the Closing Date) by the Ohio Secretary of State.

(f) Other Documents. Such other customary certificates (similar to the certificate of good standing of Schwartz in its jurisdiction of incorporation and certificates as to the incumbency of officers and the adoption of authorizing resolutions) as shall reasonably be required by CFI and its counsel.

10. Further Agreements

10.1 Costs and Expenses. The parties agree that the terms of Section 12.1 of the Purchase Agreement of even date herewith by and between Schwartz Investment Counsel and CFSC shall govern the issue of the payment of all costs, fees and expenses incurred by the parties in connection with this Agreement and the transactions contemplated hereby. Each of the parties hereto represents and warrants that it has not incurred any obligation or liability, contingent or otherwise, for broker's, finder's or adviser's fees in connection with the transactions provided for herein and each agrees to hold the other harmless from and against all such liability arising out of contracts, express or implied, which may be asserted against the non-contracting parties.

10.2 Recommendation and Solicitation of Shareholder Vote. The Board of Directors of CFI will recommend that shareholders of the Catholic Equity Fund approve the Reorganization and shall use reasonable efforts (which need not include the expenditures of any monies) to solicit the Required Catholic Equity Fund Shareholder Vote; provided, however, that the Board of Directors of CFI shall have no obligation to make any such recommendation or to exercise any such solicitation efforts if circumstances should develop that, in the good faith opinion of such Board as reflected by resolution duly adopted by such Board, make proceeding with the Reorganization not in the best interests of the shareholders of the Catholic Equity Fund.

10.3 Information to Be Furnished. Schwartz will furnish CFI with copies of all written comments or the substance of oral communications received from the staff of the SEC with regard to the Registration Statement, and the parties will cooperate with each other in revising, if necessary, the Registration Statement to comply with such comments. Schwartz shall not file the Registration Statement or any amendment without the prior consent of CFI or its counsel.

10.4 Conduct of Business of the Catholic Equity Fund and the Ave Maria Fund. From and after the date of this Agreement and through the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), CFI shall, with regard to the Catholic Equity Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of Schwartz, make no change in its Articles of Incorporation or Bylaws which would materially affect the Catholic Equity Fund; (e) use its commercially reasonable efforts to preserve its business organization intact, and to preserve the goodwill of the Catholic Equity Fund shareholders and others having business relations with it; (f) not take or fail to take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions other than in the ordinary course of business. Notwithstanding the foregoing or anything else in this Agreement to the contrary, (i) CFI with respect to the Catholic Equity Fund shall be permitted to take all actions and to avoid taking all actions which are required or prohibited, respectively, by this Agreement and (ii) the parties recognize that the Catholic Equity Fund intends to cease offering its shares to the public and not to effect certain registrations otherwise required in connection therewith following the execution of this Agreement.

From and after the date of this Agreement and through the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), Schwartz shall with regard to the Ave Maria Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of CFI, make no change in its Declaration of Trust or Bylaws that would materially affect the Ave Maria Fund; (e) use its commercially reasonable efforts to preserve its business organization intact, and to preserve the goodwill of its investors and others having business relations with it; (f) not take or fail to take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions that may have a material adverse effect on the Ave Maria Fund or the Reorganization, other than in the ordinary course of business.

10.5 Nonsurvival of Representations, Warranties or Covenants. Except as set forth in Section 6.12 above and Sections 10.6, 10.7, 10.8 below and except with respect to (i) the opinion of Quarles & Brady LLP regarding the federal income tax consequences of the Reorganization and (ii) the assumption agreement delivered by Schwartz to CFI, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Section shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

10.6 Obligations of Parties.

(a) Schwartz and CFI hereby acknowledge and agree that the Ave Maria Fund is a separate investment portfolio of Schwartz, that Schwartz is executing this Agreement on behalf of the Ave Maria Fund, and that, subject to Section 10.1, any amounts payable by Schwartz under or in connection with this Agreement shall be payable solely from the revenues and assets of the Ave Maria Fund.

(b) Schwartz and CFI hereby acknowledge and agree that the Catholic Equity Fund is a separate investment portfolio of CFI, that CFI is executing this Agreement on behalf of the Catholic Equity Fund, and that, subject to Section 10.1, any amounts payable by CFI under or in connection with this Agreement shall be payable solely from the revenues and assets of the Catholic Equity Fund.

10.7 Final Tax Returns and Forms 1099 of the Catholic Equity Fund.

After the Closing, CFI shall prepare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed by CFI with respect to the Catholic Equity Fund's final taxable year and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.8 Cooperation and Exchange of Information. Schwartz and CFI will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities. Each party shall make its employees and officers available on a mutually convenient basis to provide explanations of any documents or information provided hereunder to the extent, if any, that such party's employees are familiar with such documents or information. Each party will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to tax matters of the Catholic Equity Fund and the Ave Maria Fund for its taxable period first ending after the Closing and for all prior taxable periods. Any information obtained under this Section 10.8 shall be kept confidential except as may be otherwise necessary in connection with the filing of returns or claims for refund.

11. Termination

11.1 General Provisions. This Agreement may not be terminated at any time prior to the Closing Date by any party, except that this Agreement may be terminated:

(a) By mutual written consent of the parties hereto:

(b) By either Schwartz, on the one hand, or CFI, on the other hand, by written notice to the other, if the Closing shall not have occurred on or before May 31, 2007, or such later date to which the parties shall have extended this Agreement by mutual written consent;

(c) By Schwartz, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of CFI in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 8 hereof;

(d) By CFI, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of Schwartz in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 7 hereof;

(e) By resolution of the Board of Directors of CFI if circumstances should develop that, in the good faith opinion of such Board, make proceeding with this Agreement not in the best interests of the Catholic Equity Fund's shareholders; and

(f) By resolution of the Board of Trustees of Schwartz if circumstances should develop that, in the good faith opinion of such Board, make proceeding with this Agreement not in the best interests of the Ave Maria Fund's shareholders.

Any termination of this Agreement pursuant to this Section 11.1 shall be by notice in writing to the other party, and shall be effective upon the terminating party's delivery of such notice to the breaching party; provided that, in the event termination is pursuant to Clause 11.1(c) or 11.1(d), then the termination shall not become effective unless the breaching party fails to cure the breach (if curable) specified in the notice to the reasonable satisfaction of the terminating party within a reasonable period of time specified in the notice, which in any event need not be more than thirty (30) days.

11.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 11.1 hereof or if the Closing does not occur by reason of any of the conditions in Sections 7 and 8 hereof not being satisfied, then there shall be no other liability on the part of any party (or its trustees, directors, officers, agents or shareholders) to the other (or its trustees, directors, officers, agents or shareholders); provided, however, that such termination shall not preclude liability attaching to a party who has caused the termination hereof by willful act or willful failure to act in violation of the terms and provisions of this Agreement.

12. Amendment

This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

13. Waiver

Any terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, or their respective counsel. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of any term, covenant, representation or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or beach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of this Agreement.

14. Miscellaneous Provisions

14.1 Headings. The Article and Section headings contained in this Agreement will have reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, except to the extent affected by the Maryland Corporate Law and the 1940 Act.

14.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (a) when delivered personally; (b) upon receipt of a transmission confirmation (with a confirming copy sent by overnight courier) if sent by facsimile or like transmission; (c) on the next business day when sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier; and (d) on the third business day when mailed by registered or certified mail (return receipt requested). All such communications shall be addressed to the appropriate party at the following address or fax number (or at such other address or fax number for a party as shall be specified by such party by like notice):

If to Schwartz:            Schwartz Investment Trust
Attn: George P. Schwartz, CFA
3707 West Maple Road
Bloomfield Hills, MI 48301
Fax: (248) 644-4250

With a copy to:                      Sullivan & Worcester LLP
Attn: David M. Leahy
1666 K Street, N.W., Suite 700
Washington, D.C. 20006
Fax: (202) 293-2275

If to CFI:                      The Catholic Funds, Inc.
Attn: Allan G. Lorge
1100 West Wells Street
Milwaukee, WI 53233
Fax: (414) 273-2120

With a copy to:                                    Quarles & Brady LLP
Attn: Fredrick G. Lautz, Esq.
411 East Wisconsin Ave.
Milwaukee, WI 53202
Fax: (414) 271-3552

Written notice given by any other method shall be deemed effective only when actually received by the party to whom given. Either party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended.

14.4 Further Assurance. Each of the parties hereto hereby agrees that after the Closing Date it will from time to time, upon the reasonable request of another party hereto, take such further action as the other may reasonably request to carry out the transfer and sale of assets contemplated by this Agreement, including, without limitation, the execution and delivery of all further evidences and instruments of transfer and assignment.

14.5 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one agreement.

14.6 Miscellaneous. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder, it being expressly agreed that there are no third party beneficiaries of this Agreement; (c) shall be binding upon and inure to the benefit of the Ave Maria Fund and the Catholic Equity Fund, and their respective permitted successors and assigns; and (d) may not be assigned by any party without the prior written consent of the other.

14.7 Publicity. Neither the parties to this Agreement nor their respective directors, trustees, officers, stockholders, employees or agents shall issue any press release or other announcement with respect to this Agreement, or otherwise make any disclosures relating thereto to the press without the prior consent of the other parties, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required where such release, announcement or disclosure is required by applicable law or the rules or regulations of a securities exchange, other self-regulatory authority or governmental agency.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SCHWARTZ INVESTMENT TRUST

By:	/s/ George P. Schwartz
George P. Schwartz, President

THE CATHOLIC FUNDS, INC.

By:	/s/ Daniel Steininger
Daniel Steininger, President

SCHEDULE 5.13(f)

CATHOLIC EQUITY FUND FINANCIAL STATEMENTS

1.	Audited Financial Statements.

Statement of Assets and Liabilities and Schedule of Investments as of September 30, 2006.
Statement of Operations for the year ended September 30, 2006.
Statements of Changes in Net Assets for the years ended September 30, 2005 and 2006.
Financial Highlights for the years ended September 30, 2002, 2003, 2004, 2005 and 2006.
Notes to Financial Statements.

SCHEDULE 6.11(f)
AVE MARIA FUND FINANCIAL STATEMENTS

1. Audited Financial Statements.

Balance Sheet and Schedule of Investments as of December 31, 2005.
Statement of Operations for the period from May 2, 2005 (commencement of operations) through December 31, 2005.
Statement of Changes in Net Assets for the period from May 2, 2005 (commencement of operations) through December 31, 2005.
Financial Highlights for the period from May 2, 2005 (commencement of operations) through December 31, 2005.
Notes to Financial Statements.

2. Unaudited Financial Statements.

Balance Sheet and Schedule of Investments as of June 30, 2006.
Statement of Operations for the six months ended June 30, 2006.
Statement of Changes in Net Assets for the six months ended June 30, 2006.
Financial Highlights for the six months ended June 30, 2006.
Notes to Financial Statements.

EXHIBIT A

TAX OPINION OF QUARLES & BRADY LLP
1. The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Catholic Equity Fund and the Ave Maria Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code;

2. No gain or loss will be recognized by the Catholic Equity Fund upon the transfer of substantially all of its assets to the Ave Maria Fund in exchange solely for the Ave Maria Fund Shares and the assumption by the Ave Maria Fund of the Catholic Equity Fund Liabilities;

3. No gain or loss will be recognized by the Catholic Equity Fund on the distribution to the Catholic Equity Fund Shareholders of the Ave Maria Fund Shares received by the Catholic Equity Fund in the Reorganization;

4. No gain or loss will be recognized by the Catholic Equity Fund Shareholders upon the liquidation of the Catholic Equity Fund and the related surrender of their shares of the Catholic Equity Fund in exchange for the Ave Maria Fund Shares;

5. The basis of the Ave Maria Fund Shares received by each Catholic Equity Fund Shareholder in connection with the Reorganization will be the same as the Catholic Equity Fund Shareholder's basis in his or her Catholic Equity Fund Shares immediately prior to the Reorganization;

6.  The holding period of the Ave Maria Fund Shares received by each Catholic Equity Fund Shareholder in connection with the Reorganization will include such Catholic Equity Fund Shareholder's holding period of his or her Catholic Equity Fund Shares held immediately prior to the Reorganization, provided that such Catholic Equity Fund Shares were held by such Catholic Equity Fund Shareholder as a capital asset as of the Effective Time; and

7. The discussion in the Proxy Statement/Prospectus under the captions "Synopsis - Federal Tax Consequences and "Approval of the Plan and Reorganization - Federal Tax Considerations," to the extent it constitutes summaries of legal matters or legal conclusions, is accurate in all material respects.

EXHIBIT B

AVE MARIA RISING DIVIDEND FUND TAX REPRESENTATION CERTIFICATE

Date

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee WI 53202-4497

Re:
Tax Opinion with Respect to the Acquisition of the Assets of the Catholic Equity Fund, a Series of The Catholic Funds, Inc., by the Ave Maria Rising Dividend Fund, a Series of the Schwartz Investment Trust

Ladies and Gentlemen:

Quarles & Brady LLP has been requested by the Catholic Equity Fund (the “CE Fund”) to give an opinion for the benefit of the CE Fund Shareholders with respect to certain federal income tax questions (the “Tax Opinion”) in connection with the proposed acquisition of the assets of the CE Fund, a series of The Catholic Funds, Inc., a Maryland corporation ("CFI"), by the Ave Maria Rising Dividend Fund (“AM Fund”), a series of the Schwartz Investment Trust, an Ohio business trust (“SIT”), pursuant to the Agreement and Plan of Reorganization (the "Agreement"), dated as of January 26, 2007, between CFI on behalf of the CE Fund and SIT on behalf of AM Fund. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. In order to assist you in rendering your Tax Opinion, in my capacity as an officer of SIT, I make the following representations to you with the understanding that you will rely on these representations in rendering your Tax Opinion:

1. I certify to you that I am an officer of SIT. I am familiar with the Agreement and the Registration Statement on Form N-14 filed by AM Fund on ______ __, 2007, with the Securities and Exchange Commission (the "Form N-14"). I have personal knowledge of the matters covered by the representations made herein and am authorized to make these representations on behalf of SIT.

2. I certify that the Agreement will be implemented as described in the Form N-14, and as set forth in the Agreement.

3. I am familiar with the business and affairs of the AM Fund and have examined and am familiar with the representations set forth below, and have made such investigations of factual matters as are reasonably necessary for purposes of making the declarations and representations herein.

4. I understand that the following representations form part of the basis of the Tax Opinion and that any change or inaccuracy in the facts described in such representations could adversely alter such opinion.

5. SIT is a diversified, open-end management investment company and registered as such with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

6. Each series of SIT (including the AM Fund) is a segregated portfolio of assets, the beneficial interests in which are owned by the holders of a class or series of voting common stock that is preferred over all other classes or series in respect to such portfolio of assets.

7. SIT is a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

8. The AM Fund has been eligible to elect and has elected to be taxed as a regulated investment company as defined in Sections 851 through 855 of the Code, and for all of its taxable periods, has qualified for the special tax treatment afforded regulated investment companies under Section 851 through 855 of the Code. After the closing date of the reorganization pursuant to the Agreement ("Reorganization"), the AM Fund intends to continue to elect to be taxed as a regulated investment company as defined in Sections 851 through 855 of the Code for all subsequent taxable years, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Sections 851 through 855 of the Code.

9. The Reorganization will result in a larger portfolio that can use its increased asset size to achieve lower annual fund operating expenses, greater buying power and other economies of scale associated with a larger combined fund. The CE Fund and the AM Fund have similar investment objectives and investment policies and are managed in a similar manner, and can achieve better efficiencies by operating as a single, larger portfolio. The Reorganization is motivated, in whole or in substantial part, by these corporate business purposes.

10. The fair market value of the AM Fund Shares received by each CE Fund shareholder will be approximately equal to the fair market value of the CE Fund Shares surrendered in the exchange.

11. Immediately after the Reorganization the shareholders of the CE Fund will be in control of the AM Fund within the meaning of Sections 368(a)(2)(H)(i) and 304(c) of the Code.

12. At the time of the Reorganization the AM Fund did not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the AM Fund that if exercised or converted would affect the CE Fund shareholders’ acquisition or retention of control of the AM Fund as defined in Sections 368(a)(2)(H)(i) and 304(c) of the Code.

13 The AM Fund has no plan or intention for the AM Fund or any person related (as defined in Treasury Regulations, Section 1.368-1(e)(4)) to the AM Fund, to acquire, during the five-year period beginning on the effective date of the Reorganization, with consideration other than AM Fund Shares, AM Fund Shares furnished in exchange for a proprietary interest in the CE Fund in the Reorganization, either directly or through a transaction, agreement, or arrangement with any other person, other than redemptions by the AM Fund in the ordinary course of its business as an open-end investment company pursuant to Section 22(e) of the 1940 Act.

14. During the five-year period ending on the effective date of the Reorganization, neither the AM Fund nor any person related (as defined in Treasury Regulations, Section 1.368-1(e)(4)) to the AM Fund will have acquired CE Fund shares with consideration other than AM Fund Shares.

15. To the best knowledge of the AM Fund management, as of the record date for CE Fund shareholders entitled to vote on the Reorganization, there was no plan or intention by the CE Fund shareholders to cause the AM Fund or any person related (as defined in Treasury Regulations 1.368-1(e)(4)) to the AM Fund to redeem, purchase or exchange a number of the AM Fund shares received in the Reorganization that would reduce the CE Fund shareholders’ ownership of AM Fund shares received in the Reorganization to a number of shares having a value as of the effective date of the Reorganization of less than 50% of the value of all formerly outstanding shares of the CE Fund, as of the same date that is less than 50% of the number of AM Fund shares acquired in the Reorganization.

16. Following the Reorganization, the AM Fund will either (i) continue the historic business of the CE Fund, or (ii) use a significant portion of the historic business assets acquired from the CE Fund in its business, except that: (A) a portion of these historic assets may be sold or otherwise disposed of in the ordinary course of the AM Fund's business and to the extent necessary to maintain its status as a series of an open-end investment company under the 1940 Act; and (B) the AM Fund may sell assets received in the Reorganization and will reinvest the proceeds consistent with its investment objectives and policies, provided that the AM Fund on the date of the Reorganization could hold at least 33-1/3% of the historic business assets of the CE Fund. Otherwise, the AM Fund has no plan or intention to sell or otherwise dispose of any of the assets of the CE Fund acquired in the Reorganization. The AM Fund has no plan or intention to change any of its investment objectives and policies after the Reorganization.

17. The shareholders of the AM Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

18. Schwartz Investment Counsel, Inc., the investment advisor to the AM Fund, and Catholic Financial Services Corporation, the investment advisor to the CE Fund, have agreed, pursuant to the Purchase Agreement that each will pay its own Transaction Costs except that Schwartz Investment Counsel Inc. will pay two-thirds of the first $75,000 in Transaction Costs incurred by Catholic Financial Services Corporation.

19. Any payment to be made by Schwartz Investment Counsel, Inc. to Catholic Financial Services Corporation pursuant to the Purchase Agreement is not attributable to any liability or obligation of the CE Fund.

20. Neither SIT nor any mutual fund series thereof (including the AM Fund) is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

21. There is no intercorporate indebtedness existing between the CE Fund and the AM Fund that was issued, acquired, or will be settled at a discount.

Very truly yours, SCHWARTZ INVESTMENT TRUST On Behalf Of Ave Maria Rising Dividend Fund

By:
Print Name:
Title:

EXHIBIT C

CATHOLIC EQUITY FUND TAX REPRESENTATION CERTIFICATE

Date

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee WI 53202-4497

Re:
Tax Opinion with Respect to the Acquisition of the Assets of The Catholic Equity Fund, a Series of The Catholic Funds, Inc., by the Ave Maria Rising Dividend Fund, a Series of the Schwartz Investment Trust

Ladies and Gentlemen:

We have requested your opinion with respect to certain federal income tax questions (the “Tax Opinion”) in connection with the proposed acquisition of the assets of the Catholic Equity Fund (the "CE Fund"), a series of The Catholic Funds, Inc., a Maryland corporation (“CFI”), by the Ave Maria Rising Dividend Fund (the "AM Fund"), a series of the Schwartz Investment Trust, an Ohio business trust (“SIT”) pursuant to the Agreement and Plan of Reorganization (the "Agreement"), dated as of January 26, 2007, between CFI on behalf of the CE Fund and SIT on behalf of the AM Fund. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. In order to assist you in rendering your Tax Opinion, in my capacity as an officer of CFI, I make the following representations to you with the understanding that you will rely on these representations in rendering your Tax Opinion:

1. I certify to you that I am an officer of CFI. I am familiar with the Agreement and the Registration Statement on Form N-14 filed by CFI on _____, 2007, with the Securities and Exchange Commission (the "Form N-14"). I have personal knowledge of the matters covered by the representations made herein and am authorized to make these representations on behalf of CFI.

2. I certify that the Agreement will be implemented as described in the Form N-14, and as set forth in the Agreement.

3. I am familiar with the business and affairs of the CE Fund and have examined and am familiar with the representations set forth below, and have made such investigations of factual matters as are reasonably necessary for purposes of making the declarations and representations herein.

4. I understand that the following representations form part of the basis of the Tax Opinion and that any change or inaccuracy in the facts described in such representations could adversely alter such opinion.

5. CFI is a diversified, open-end management investment company and registered as such with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

6. Each series of CFI (including the CE Fund) is a segregated portfolio of assets, the beneficial interests in which are owned by the holders of a class or series of voting common stock that is preferred over all other classes or series in respect to such portfolio of assets.

7. CFI is a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

8. The CE Fund has been eligible to elect and has elected to be taxed as a regulated investment company as defined in Sections 851 through 855 of the Code, and for all of its taxable periods, has qualified, and in the case of the CE Fund's last short taxable year ending on the closing date of the reorganization under the Agreement (the "Reorganization"), will qualify for the special tax treatment afforded regulated investment companies under Sections 851 through 855 of the Code.

9. The Reorganization will result in a larger portfolio that can use its increased asset size to achieve lower annual fund operating expenses, greater buying power and other economies of scale associated with a larger combined fund. The CE Fund and the AM Fund have similar investment objectives and investment policies and are managed in a similar manner and can achieve better efficiencies by operating as a single, larger portfolio. The Reorganization is motivated, in whole or in substantial part, by these corporate business purposes.

10. The CE Fund will distribute to its shareholders the AM Fund shares it receives in the Reorganization, and its other properties (if any), and liquidate pursuant to the Agreement.

11. The fair market value of the AM Fund shares received by each CE Fund shareholder will be approximately equal to the fair market value of CE Fund shares surrendered in the exchange.

12. Immediately after the reorganization the shareholders of the CE Fund will be in control of the AM Fund within the meaning of Sections 368(a)(2)(H)(i) and 304(c) of the Code.

13. The AM Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the CE Fund immediately prior to the Reorganization. For purposes of this representation, amounts used by the AM Fund to pay all expenses it incurs in connection with the Reorganization, and all redemptions and distributions (except for regular normal distributions and regular normal redemptions pursuant to the 1940 Act and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the CE Fund's business as an open-end investment company) made by the CE Fund immediately preceding the transfer will be included as assets of the CE Fund held immediately prior to the Reorganization. All cash, cash equivalents and securities retained by the CE Fund pursuant to Section 2.4 of the Agreement that exceed the amounts necessary to pay the accrued but unpaid liabilities of the CE Fund as described in Section 2.4 of the Agreement as of the close of business on the Closing Date will be transferred to the AM Fund.

14. The fair market value of the CE Fund assets that are transferred to the AM Fund will equal or exceed the sum of the liabilities assumed by the AM Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

15. During the five-year period ending on the effective date of the Reorganization, (i) neither the CE Fund nor any person related (as defined in Treasury Regulations, Section 1.368-1(e)(4) without regard to Section 1.368-1(e)(4)(i)(A)) to the CE Fund will have acquired CE Fund shares of common stock with consideration other than AM Fund shares of common stock or CE Fund shares of common stock, and (ii) no distributions will have been made with respect to CE Fund shares of common stock (other than normal, regular, dividend distributions made pursuant to the CE Fund's historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for: (A) distributions described in Section 852 and 4982 of the Code, as required for the CE Fund's tax treatment as a regulated investment company, and (B) redemptions by the CE Fund of its shares in the ordinary course of its business as an open-end investment company pursuant to Section 22(e) of the 1940 Act.

16. There is no plan or intention by the CE Fund shareholders to cause the AM Fund or any person related (as defined in Treasury Regulations, Section 1.368-1(e)(4) to the AM Fund to redeem, purchase or exchange a number of the AM Fund shares received in the Reorganization that would reduce the ownership by the shareholders of the CE Fund of the AM Fund shares received in the Reorganization to a number of shares having a value, as of the effective date of the Reorganization, of less than 50% of the value of all the formerly outstanding shares of the CE Fund, as of the same date.

17. The CE Fund Liabilities assumed by the AM Fund and the liabilities to which the transferred assets of the CE Fund are subject were incurred by the CE Fund in the ordinary course of business.

18. The shareholders of the CE Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

19. Schwartz Investment Counsel, Inc., the investment adviser to the AM Fund, and Catholic Financial Services Corporation, the investment adviser to the CE Fund, have agreed pursuant to the Purchase Agreement that each will pay its own Transaction Costs except that Schwartz Investment Counsel, Inc. will pay two-thirds of the first $75,000 in Transaction Costs incurred by Catholic Financial Services Corporation.

20. Any payment to be made by Schwartz Investment Counsel, Inc. to Catholic Financial Services Corporation pursuant to the Purchase Agreement is not attributable to any liability or obligation of the CE Fund.

21. Neither CFI nor any mutual fund series thereof (including the CE Fund) is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

22. There is no intercorporate indebtedness existing between the CE Fund and the AM Fund that was issued, acquired, or will be settled at a discount.

Very truly yours, CATHOLIC FUNDS, INC. On Behalf Of Catholic Equity Fund

By:
Print Name:
Title:

APPENDIX B

EXCERPT OF AGREEMENT BETWEEN ADVISERS

B-i

2.2 Purchase Price. The purchase price for the Transferred Assets and Seller's covenants set forth in this Agreement (the "Purchase Price") shall be: (a) a dollar amount equal to two-thirds of the first Seventy-Five Thousand Dollars ($75,000) of the Transaction Costs incurred by Seller (notwithstanding the foregoing, as provided in Section 12.1 of this Agreement, Buyer shall remain liable for all Transaction Expenses that it incurs); and (b) a fee payable by Buyer to Seller for a period of three (3) years following the Closing Date at an annual rate equal to twenty-five basis points (0.25%) of the aggregate average daily net assets held in Retained Accounts. Buyer shall exclude from this calculation all assets held in Retained Accounts which have been established by, and are held through, intermediaries with which Buyer has existing dealer and servicing agreements in place at the Closing Date. Additionally, if accounts are transferred to such intermediaries during the three (3) year period following the Closing Date, assets held in those accounts shall not be included in subsequent calculations of this fee. The portion of the Purchase Price described in clause (a) of this Section 2.2 shall be paid by Buyer at Closing with respect to the total amount of all invoices issued by third-party service providers which are presented at Closing by the Seller, and with respect to all such invoices received by Seller following the Closing Date, shall be paid by Buyer within fifteen (15) business days of the date on which such invoices are delivered by Seller. The annual fee portion of the Purchase Price described in clause (b) above shall be paid on an annualized basis for each calendar quarter of the three (3) year period following the Closing Date, with each such payment being due no later than the fifteenth (15th) business day following the end of the relevant calendar quarter. In the event the Closing Date occurs on a date other than the last day of a calendar quarter, the first such quarterly payment shall relate to the portion of the calendar quarter commencing on the Closing Date and ending on the last day of the relevant calendar quarter. Buyer shall make all payments due under this Section 2.2 by check representing same day funds.

B-1